                                      As filed pursuant to Rule 497
                                      Under the Securities Act of 1933
                                      Registration No. 333-147007




                           [SEASONS ADVISOR III LOGO]

                                   PROSPECTUS
                                February 4, 2008

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                              issued by Depositor,
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               in connection with
                         VARIABLE ANNUITY ACCOUNT FIVE

THIS VARIABLE ANNUITY HAS SEVERAL INVESTMENT CHOICES -- VARIABLE PORTFOLIOS (WHICH ARE SUBACCOUNTS OF THE SEPARATE ACCOUNT) AND FIXED ACCOUNTS. EACH VARIABLE PORTFOLIO INVESTS EXCLUSIVELY IN SHARES OF THE UNDERLYING FUNDS LISTED BELOW. THE UNDERLYING FUNDS ARE PART OF THE SEASONS SERIES TRUST. YOU CAN INVEST YOUR MONEY INTO ANY ONE OR ALL OF THE VARIABLE PORTFOLIOS AND/OR AVAILABLE FIXED ACCOUNTS.

                                                         SELECT PORTFOLIOS
                               Managed by:
LARGE CAP GROWTH               AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Janus Capital Management, LLC
LARGE CAP COMPOSITE            AIG Global Investment Corp., AIG SunAmerica Asset Management Corp., T. Rowe Price Associates, Inc.
LARGE CAP VALUE                AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP
MID CAP GROWTH                 AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP
MID CAP VALUE                  AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Lord, Abbett & Co., LLC
SMALL CAP                      AIG Global Investment Corp., AIG SunAmerica Asset Management Corp., ClearBridge Advisors, LLC
INTERNATIONAL EQUITY           AIG Global Investment Corp., Goldman Sachs Asset Management Int'l., Lord, Abbett & Co., LLC
DIVERSIFIED FIXED INCOME       AIG Global Investment Corp., AIG SunAmerica Asset Management Corp.,
                               Wellington Management Company, LLP
STRATEGIC FIXED INCOME         AIG Global Investment Corp., Franklin Advisers, Inc., Western Asset Management Company.
CASH MANAGEMENT                Columbia Management Advisors, LLC

                                                        FOCUSED PORTFOLIOS
                               Managed by:
FOCUS GROWTH                   AIG SunAmerica Asset Management Corp., Janus Capital Management, LLC., Marsico Capital Management,
                               LLC
FOCUS GROWTH AND INCOME        AIG SunAmerica Asset Management Corp., Marsico Capital Management, LLC., Thornburg Investment
                               Management, Inc.
FOCUS VALUE                    J.P. Morgan Investment Management, Inc., Northern Trust Investments, N.A., Third Avenue Management
                               LLC
FOCUS TECHNET                  AIG SunAmerica Asset Management Corp., BAMCO, RCM Capital Management, LLC

                                               SEASONS MANAGED ALLOCATION PORTFOLIOS
                               Managed by:
ALLOCATION GROWTH              Ibbotson Associates Advisors, LLC
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

                                                        SEASONS STRATEGIES
                               Managed by:
                               AIG SunAmerica Asset Management Corp., Janus Capital Management, LLC, Lord, Abbett & Co., LLC,
                               Putnam Investment Management, Inc., T. Rowe Price Associates, Inc., and Wellington Management
                               Company, LLP
GROWTH STRATEGY                (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Growth Portfolio)
MODERATE GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Moderate Growth Portfolio)
BALANCED GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income/Equity Portfolio)
CONSERVATIVE GROWTH STRATEGY   (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income Portfolio)

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated February 4, 2008. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY....................................................    3
HIGHLIGHTS..................................................    4
FEE TABLE...................................................    5
    Maximum Owner Transaction Expenses......................    5
    Separate Account Annual Expenses........................    5
    Additional Optional Feature Fee.........................    5
    Underlying Fund Expenses................................    5
MAXIMUM AND MINIMUM EXPENSE EXAMPLES........................    6
THE SEASONS ADVISOR(III) VARIABLE ANNUITY...................    7
PURCHASING A SEASONS ADVISOR(III) VARIABLE ANNUITY..........    8
    Maximum Issue Age.......................................    8
    Joint Ownership and Assignment of the Contract..........    8
    Allocation of Purchase Payments.........................    8
    Accumulation Units......................................    9
    Free Look...............................................   10
    Exchange Offers.........................................   10
INVESTMENT OPTIONS..........................................   10
    Variable Portfolios.....................................   11
    Select Portfolios.......................................   12
    Focused Portfolios......................................   12
    Seasons Managed Allocation Portfolios...................   12
    Seasons Strategies......................................   13
    Seasons Strategy Rebalancing............................   14
    Substitution, Addition or Deletion of Variable
     Portfolios.............................................   16
    Fixed Accounts..........................................   16
    Dollar Cost Averaging Fixed Accounts....................   16
    Dollar Cost Averaging Program...........................   17
    Transfers During the Accumulation Phase.................   17
    Automatic Asset Rebalancing Program.....................   20
    Voting Rights...........................................   20
ACCESS TO YOUR MONEY........................................   21
    Systematic Withdrawal Program...........................   21
    Minimum Contract Value..................................   21
    Qualified Contract Owners...............................   21
OPTIONAL LIVING BENEFITS....................................   22
    MarketLock For Life Plus................................   22
DEATH BENEFITS..............................................   31
    Death Benefit Options...................................   33
    Standard Death Benefit..................................   33
    Optional Enhanced Death Benefit.........................   33
    Spousal Continuation....................................   34
EXPENSES....................................................   34
    Separate Account Expenses...............................   34
    Underlying Fund Expenses................................   35
    Contract Maintenance Fee................................   35
    Transfer Fee............................................   35
    Optional MarketLock For Life Plus Fee...................   35
    Optional Enhanced Death Benefit Fee.....................   36
    Premium Tax.............................................   36
    Income Taxes............................................   36
    Reduction or Elimination of Fees, Expenses and
     Additional Amounts Credited............................   36
INCOME OPTIONS..............................................   36
    Annuity Date............................................   36
    Annuity Income Options..................................   37
    Fixed or Variable Annuity Income Payments...............   37
    Annuity Income Payments.................................   38
    Transfers During the Income Phase.......................   38
    Deferment of Payments...................................   38
TAXES.......................................................   38
    Annuity Contracts in General............................   38
    Aggregation of Contracts................................   39
    Tax Treatment of Distributions--Non-Qualified
     Contracts..............................................   39
    Tax Treatment of Distributions--Qualified Contracts.....   39
    Minimum Distributions...................................   41
    Tax Treatment of Death Benefits.........................   42
    Tax Treatment of Optional Living Benefits...............   42
    Contracts Owned by a Trust or Corporation...............   42
    Gifts, Pledges and/or Assignments of a Contract.........   42
    Diversification and Investor Control....................   43
OTHER INFORMATION...........................................   43
    AIG SunAmerica Life.....................................   43
    The Distributor.........................................   43
    The Separate Account....................................   43
    The General Account.....................................   44
    Payments in Connection with Distribution of the
     Contract...............................................   44
    Administration..........................................   45
    Legal Proceedings.......................................   45
    Financial Statements....................................   45
    Registration Statements.................................   46
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   47
APPENDIX A - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION..............................................  A-1
APPENDIX B - MARKETLOCK EXAMPLES............................  B-1
APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS
  OF CERTAIN FEATURES AND BENEFITS..........................  C-1

GLOSSARY
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

GOOD ORDER - Fully and accurately completed forms applicable to any given transaction or request received by us.

INCOME PHASE - The period beginning on the Annuity Date during which we make annuity income payments to you.

LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's general account. The Separate Account is divided into Variable Portfolios.

TRUST - Refers to the Seasons Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios invest in the Underlying Funds of the Seasons Series Trust.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Advisor(III) Variable Annuity is a contract between you and AIG SunAmerica Life. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive your contract value on the day that we receive your request. The amount may be more or less than your original Purchase Payment. If your contract was issued in a state requiring return of your original Purchase Payment or as an IRA, we return the greater of Purchase Payments or contract value. Please see PURCHASING A SEASONS ADVISOR III and FREE LOOK in the prospectus.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 1.65% annually of the average daily value of your contract allocated to the Variable Portfolios. If you elect optional features available under the contract, we may charge additional fees for those features. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of 0.25%. Please see FEE TABLE, PURCHASING A SEASONS ADVISOR III VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. There are no withdrawal charges associated with this contract. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

OPTIONAL LIVING BENEFIT: You may elect the optional living benefit available under your contract for an additional fee. This living benefit is designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. In addition, this feature can provide a guaranteed income stream that may last as long as you live. See OPTIONAL LIVING BENEFITS in the prospectus.

DEATH BENEFIT: A death benefit is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. An optional enhanced death benefit is also available for an additional fee. Please see DEATH BENEFITS in the prospectus.

ANNUITY INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. Please see ANNUITY INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at AIG SunAmerica Life Assurance Company, Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2. Please see ALLOCATION OF PURCHASE PAYMENTS in the prospectus for the address to which you must send Purchase Payments.

See APPENDIX C for information regarding state contract availability and state specific variations of certain features and benefits.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING FUNDS, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

FEE TABLE
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.(1)

MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Withdrawal Charges.....................  none

TRANSFER FEE
$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(2)..................    $35

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Separate Account Charge(3)...................  1.65%
Optional Enhanced Death Benefit Fee..........  0.20%
                                               -----
Maximum Separate Account Annual Expenses.....  1.85%

ADDITIONAL OPTIONAL FEATURE FEES
You may elect the MarketLock For Life Plus optional living benefit described below.

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE
(calculated as a percentage of the Benefit Base)(4)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT   ANNUALIZED FEE
-------------------------------------------   --------------
For One Covered Person......................      0.70%
For Two Covered Persons.....................      0.95%

UNDERLYING FUND EXPENSES
(AS OF MARCH 31, 2007)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUST, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST. PLEASE READ IT CAREFULLY BEFORE INVESTING.

                                                                                                 MINIMUM   MAXIMUM
                                                                                                 -------   -------
TOTAL ANNUAL UNDERLYING FUND EXPENSES..........................................................   0.81%     1.75%
(expenses that are deducted from Underlying Funds of the Trusts, including management fees, other expenses and 12b-1 fees, if applicable.)

FOOTNOTES TO THE FEE TABLE

(1) State premium taxes of up to 3.5% of your Purchase Payments may be deducted when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. See PREMIUM TAX and STATE APPENDIX below.

(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

(3) If you do not elect an optional enhanced death benefit, your total separate account annual expenses would be 1.65%.

(4) MarketLock For Life Plus is an optional guaranteed minimum withdrawal benefit. The Benefit Base is initially equal to Purchase Payments made in the first contract year plus Purchase Payments made in contract years 2-5 capped each year at 100% of the Purchase Payments made in the first year, adjusted for excess withdrawals during the applicable period. Thereafter, on each contract anniversary during the first 10 contract years, the Benefit Base is increased to the greater of (a) or (b) where (a) is the highest contract anniversary value (less Purchase Payments in excess of the annual cap in contract years 2-5 and all Purchase Payments made after the first five years) and (b) is the current Benefit Base plus a bonus, if eligible; and adjusted for excess withdrawals during the applicable period. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. Excess withdrawals refer to amounts exceeding the maximum annual amount available at the time of withdrawal under this feature.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.85%, including an optional enhanced death benefit, the optional MarketLock For Life Plus feature (0.95%) and investment in an Underlying Fund with total expenses of 1.75%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $461    $1,388    $2,323     $4,693

(2) If you annuitize your contract at the end of the applicable time period(4):

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $461    $1,388    $2,323     $4,693

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $461    $1,388    $2,323     $4,693

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.65% and investment in an Underlying Fund with total expenses of 0.81%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $254     $782     $1,335     $2,846

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $254     $782     $1,335     $2,846

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $254     $782     $1,335     $2,846

                     EXPLANATION OF FEE TABLE AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in these Maximum Expense Examples. The Maximum Expense Examples assume that the Benefit Base, which is used to calculate the fee, equals contract value and that no withdrawals are taken during the stated period.

4. You do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE INCOME OPTIONS BELOW.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

AS OF THE DATE OF THIS PROSPECTUS, SALES IN THIS CONTRACT HAVE NOT YET BEGUN. THEREFORE, CONDENSED FINANCIAL INFORMATION IS NOT YET AVAILABLE.

THE SEASONS ADVISOR(III) VARIABLE ANNUITY
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides several benefits:

     - OPTIONAL LIVING BENEFIT: If you elect an optional living benefit, the insurance company guarantees to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance and may provide a guaranteed income stream or other benefits.

     - DEATH BENEFIT: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - GUARANTEED INCOME: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - TAX DEFERRAL: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract. The Income Phase begins after the specified waiting period when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age 59 1/2. SEE TAXES BELOW.

PURCHASING A SEASONS ADVISOR(III) VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The minimum initial Purchase Payment is $25,000 and subsequent amounts of $2,500 or more may be added to your contract.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

MAXIMUM ISSUE AGE

We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

JOINT OWNERSHIP AND ASSIGNMENT OF THE CONTRACT

We allow this contract to be jointly owned. We require that the joint owners be spouses except in states that allow non-spouses to be joint owners. The age of the older owner is used to determine the availability of most age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending a written request to us at the Annuity Service Center for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right not to recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax advisor before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us.

An initial Purchase Payment will be priced within two business days after it is received by us in Good Order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received in Good Order after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file.

Purchase Payments submitted by check can only be accepted by the Company at the following Payment Centers with the following address:

AIG SunAmerica Life Assurance Company
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase payments sent to the Annuity Service Center will be forwarded and priced when received at the Payment Center.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

JP Morgan Chase National Processing Center
Lock Box 100330
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Payment Center.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

FREE LOOK

You may cancel your contract within ten days after receiving it. We call this a "free look." Your state may require a longer free look period. Please check with your financial representative. To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request at the Annuity Service Center.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The contract offers Variable Portfolios and, if available, Fixed Accounts. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the Fixed Accounts. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and Fixed Accounts may lower the risk associated with investing only in a Variable Portfolio.

The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract owners. We have included the Seasons Series Trust at least in part because they are managed by AIG SunAmerica Asset Management Corp., which is wholly-owned subsidiary of the Company.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.

VARIABLE PORTFOLIOS

Each of the Variable Portfolios invests in Underlying Funds of the Seasons Series Trust. AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an affiliate of the Company, manages the Seasons Series Trust. AIG SAAMCo is the investment adviser to the Seasons Series Trust and has engaged subadvisers to provide investment advice for certain of the Underlying Funds.

Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. A professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read the descriptions of each alternative carefully for more details.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS INCLUDING INVESTMENT OBJECTIVE, GOALS AND RISK FACTORS.
Each Variable Portfolio and its respective managers are:

SELECT PORTFOLIOS

LARGE CAP GROWTH            AIG Global Investment Corp. ("AIGGIC"), Goldman Sachs Asset
                            Management, L.P. ("GSAM"), Janus Capital Management, LLC.
                            ("Janus")
LARGE CAP COMPOSITE         AIGGIC, AIG SAAMCo, T. Rowe Price Associates, Inc. ("T. Rowe
                            Price")
LARGE CAP VALUE             AIGGIC, T. Rowe Price, Wellington Management Company, LLP
                            ("Wellington Management")
MID CAP GROWTH              AIGGIC, T. Rowe Price, Wellington Management
MID CAP VALUE               AIGGIC, GSAM, Lord, Abbett & Co., LLC ("Lord Abbett")
SMALL CAP                   AIGGIC, AIG SAAMCo, ClearBridge Advisors, LLC
INTERNATIONAL EQUITY        AIGGIC, Goldman Sachs Asset Management Int'l., Lord Abbett
DIVERSIFIED FIXED INCOME    AIGGIC, AIG SAAMCo, Wellington Management
STRATEGIC FIXED INCOME      AIGGIC, Franklin Advisers, Inc., Western Asset Management
                            Company
CASH MANAGEMENT             Columbia Management Advisors, LLC

FOCUSED PORTFOLIOS

FOCUS GROWTH                AIG SAAMCo, Janus, Marsico Capital Management, LLC
                            ("Marsico")
FOCUS GROWTH AND INCOME     AIG SAAMCo, Marsico, Thornburg Investment Management, Inc.
FOCUS VALUE                 J.P. Morgan Investment Management, Inc. ("JP Morgan"),
                            Northern Trust Investments, N.A. ("Northern Trust"), Third
                            Avenue Management LLC
FOCUS TECHNET               AIG SAAMCo, BAMCO, RCM Capital Management, LLC

SEASONS MANAGED ALLOCATION PORTFOLIOS

Managed by: Ibbotson Associates Advisors, LLC ("Ibbotson")

ALLOCATION GROWTH
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

SEASONS STRATEGIES

Managed by: AIG SAAMCo, Janus, Lord Abbett, Putnam, T. Rowe Price, Wellington Management

GROWTH STRATEGY                     (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Growth
                                    Portfolio)

MODERATE GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Moderate
                                    Growth Portfolio)

BALANCED GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income/Equity
                                    Portfolio)

CONSERVATIVE GROWTH STRATEGY        (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income
                                    Portfolio)

SELECT PORTFOLIOS
The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio, each Select Portfolio is multi-managed by a team of three subadvisers. One component of each Select Portfolio invests in a passively managed component that tracks a particular target index or subset of an index. The other two components are actively managed with the exception of the Diversified Fixed Income and Strategic Fixed Income Portfolios which do not have a passively managed component but three components which are all actively managed. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the attached Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.

FOCUSED PORTFOLIOS

Each multi-managed Focused Portfolio offers you at least three different professional managers. Each professional manager advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

SEASONS MANAGED ALLOCATION PORTFOLIOS

Each Seasons Managed Allocation Portfolio has a different investment goal and is structured as a "fund-of-funds," which means that it pursues its investment goal by investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Seasons Managed Allocation Portfolio is managed by a professional manager, Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Seasons Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Seasons Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Seasons Managed Allocation Portfolio's investments in the Select and Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Seasons Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Seasons Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.

Each Seasons Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios. The four Seasons Managed Allocation Portfolios are:

SEASONS MANAGED ALLOCATION PORTFOLIOS    OBJECTIVE                           INVESTMENT STRATEGY
Allocation Growth Portfolio              Long-term capital appreciation      Invest primarily in equity-based
                                                                             portfolios. Designed to provide
                                                                             higher growth potential, while
                                                                             maintaining risk at a reasonable
                                                                             level.
Allocation Moderate Growth Portfolio     Long-term capital appreciation      Focuses on equity investing to
                                                                             help maximize growth potential,
                                                                             but also invests a portion of its
                                                                             assets in the bond market for
                                                                             income.
Allocation Moderate Portfolio            Long-term capital appreciation      Combines equity investing with
                                         and moderate current income         increased exposure to fixed income
                                                                             investing. Designed for investors
                                                                             who want growth, but who are also
                                                                             seeking a moderate level of
                                                                             income.
Allocation Balanced Portfolio            Long-term capital appreciation      Offers the greatest exposure to
                                         and income                          fixed income. Designed for
                                                                             investors who need greater balance
                                                                             of growth potential and current
                                                                             income.

If you invest in a Seasons Managed Allocation Portfolio, you pay the expenses of the Seasons Managed Allocation Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Funds in which the Seasons Managed Allocation Portfolio invests. As a result, you will pay higher fees and expenses under the fund-of-funds structure than if you invested directly in each of the Underlying Funds held in the fund-of-funds structure.

SEASONS STRATEGIES

Each Seasons Strategy has a different investment objective and is a Variable Portfolio of the Separate Account that invests in three Underlying Funds. The Seasons Strategies differ from the other Variable Portfolios because they each invest in more than one Underlying Fund of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed on the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy do not change for the life of the contract. Please read the attached Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.

SEASONS STRATEGY REBALANCING

Each quarter a rebalancing occurs among the Underlying Funds to realign each Seasons Strategy with its distinct percentage investment detailed below in the three Underlying Funds. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate:

     - the asset allocation mix for each Seasons Strategy; and

     - the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

Before the end of each quarter (or as close to such date as is administratively practicable), your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.


GROWTH STRATEGY                                                     MODERATE GROWTH STRATEGY
    GOAL: Long-term growth of capital, allocating its assets            GOAL: Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth
Target Asset Allocation:                                            Strategy. This Seasons Strategy may be best suited for those
    Stocks 80%        Bonds 15%        Cash 5%                      nearing retirement years but still earning income.
                                                                    Target Asset Allocation:
[GROWTH STRATEGY CHART]                                                 Stocks 70%        Bonds 25%        Cash 5%
Stock Portfolio (T Rowe Price) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       [MODERATE GROWTH CHART]
Multi-Managed Growth Portfolio - 50%                                Stock Portfolio (T Rowe Price) - 20%
  Fixed Income component (Wellington) - 10%                         Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
  Balanced component (Lord Abbett/AIG SAAMCo) - 10%                 Multi-Managed Moderate Growth Portfolio - 55%
  Aggressive Growth component (AIG SAAMCo) - 10%                      Fixed Income component (Wellington) - 19.8%
  Growth component (Janus) - 20%                                      Balanced component (Lord Abbett/AIG SAAMCo) - 9.9%
                                                                      Aggressive Growth component (AIG SAAMCo) - 9.9%
                                                                      Growth component (Janus) - 15.4%


BALANCED GROWTH STRATEGY                                            CONSERVATIVE GROWTH STRATEGY
    GOAL: Focuses on conservation of principal by investing             GOAL: Capital preservation while maintaining some
in a more balanced weighting of stocks and bonds, with a            potential for growth over the long term. This Seasons
secondary objective of seeking a high total return. This            Strategy may be best suited for those with lower investment
Seasons Strategy may be best suited for those approaching           risk tolerance.
retirement and with less tolerance for investment risk.             Target Asset Allocation:
Target Asset Allocation:                                                Stocks 42%        Bonds 53%        Cash 5%
    Stocks 55%        Bonds 40%        Cash 5%
                                                                    [CONSERVATIVE GROWTH CHART]
[BALANCED GROWTH CHART]                                             Stock Portfolio (T Rowe Price) - 15%
Stock Portfolio (T Rowe Price) - 20%                                Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Multi-Managed Income Portfolio - 60%
Multi-Managed Income/Equity Portfolio - 55%                           Fixed Income component (Wellington) - 45%
  Fixed Income component (Wellington) - 29.7%                         Balanced component (Lord Abbett/AIG SAAMCo) - 10.2%
  Balanced component (Lord Abbett/AIG SAAMCo) - 15.4%                 Growth component (Janus) - 4.8%
  Growth component (Janus) - 9.9%

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolio or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - CURRENT RATE: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - RENEWAL RATE: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months. PLEASE SEE ACCESS TO YOUR MONEY BELOW.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Accounts only accept initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you choose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply to that subsequent Purchase Payment. Further, we will begin moving that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s).

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

  ----------------------------------------------------------------------------
  MONTH             ACCUMULATION UNIT                  UNITS PURCHASED
  ----------------------------------------------------------------------------
     1                    $ 7.50                             100
     2                    $ 5.00                             150
     3                    $10.00                              75
     4                    $ 7.50                             100
     5                    $ 5.00                             150
     6                    $ 7.50                             100
  ----------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone (800) 445-SUN2 or through the Company's website

(www.aigsunamerica.com), in writing, by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

SHORT-TERM TRADING POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on August 16, 2007 and within the previous six months (from February 17, 2007 forward) you made 5 transfers including the August 16th transfer, then all transfers made for twelve months after August 16, 2007 must be submitted by U.S. Mail (from August 17, 2007 through August 16, 2008). U.S. Mail includes any U.S. Postal Service delivery method that offers delivery no sooner than U.S. Postal Service first-class mail, as determined in the Company's sole discretion. We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to: (1) impose further limits on the size, manner, number and/or frequency of transfers you can make; (2) impose minimum holding periods; (3) reject any Purchase Payment or transfer request; and/or (4) terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     (6) the history of transfer activity in the contract or in other contracts we may offer; and/or

     (7) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short- Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict. You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

UNDERLYING FUND SHORT-TERM POLICIES

Please note that the Underlying Funds have their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee. We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason. The prospectuses for the Underlying Funds describe these procedures, which may be different among Underlying Funds and may be more or less restrictive than our policies and procedures.

Under rules adopted by the Securities and Exchange Commission, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity. In addition, we are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

It is likely that most of the investments in the Underlying Funds outside of this contract are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term trading, there may be a negative impact to the owners of the Underlying Fund, as well as the intermediaries (including the Separate Account and the Variable Portfolios), invested in the such Underlying Fund. Further, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in activities that violate an Underlying Fund's short-term trading policies, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year. If you elect some of the optional living benefits, we will automatically enroll you in the Automatic Asset Rebalancing Program. PLEASE SEE MARKETLOCK FOR LIFE PLUS BELOW.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW. Any request for withdrawal will be priced as of the day it is received by us in Good Order, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

If you make a total withdrawal, we may also deduct any applicable premium taxes. SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $2,500. The request for withdrawal must be in writing. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. IN THE EVENT THAT A PROPORTIONATE PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

If you have elected an optional living benefit, you should consider the impact of your withdrawals on the benefit. SEE OPTIONAL LIVING BENEFITS BELOW.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $2,500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2.

The program is not available to everyone. Please contact our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $2,500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------

YOU MAY ELECT THE OPTIONAL LIVING BENEFIT DESCRIBED BELOW FOR AN ADDITIONAL FEE. THIS FEATURE IS DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. IN ADDITION, THIS FEATURE CAN PROVIDE A GUARANTEED INCOME STREAM AND OTHER BENEFITS. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

MARKETLOCK FOR LIFE PLUS

What is MarketLock For Life Plus?

MarketLock For Life Plus is an optional guaranteed minimum withdrawal feature, available for an additional fee. The feature is designed to help you create a guaranteed income stream that may last as long as you live, or as long as you and your spouse live, even if the entire value of your contract has been reduced to zero. The feature guarantees withdrawals based on the greater of the highest contract anniversary value or the Benefit Base, as defined below, plus a potential bonus amount. Thus, MarketLock For Life Plus may offer protection in the event your contract value declines due to unfavorable investment performance, or certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on MarketLock For Life Plus as its value is dependent on your contract's performance, your withdrawal activity and your longevity, even though a fee would be deducted for the feature.

This feature may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The feature guarantees that only certain Purchase Payments received during the contract's first five years are included in the Benefit Base.

Please note that this feature may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions.

Withdrawals under the feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing the contract value, deducting applicable withdrawal charges, free withdrawal amounts and all other benefits, features and conditions of your contract.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered excess withdrawals under the feature, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK FOR LIFE PLUS AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

When and how may I elect MarketLock For Life Plus?

You may elect MarketLock For Life Plus at the time of contract issue for immediate effectiveness. If we allow you to elect the feature after purchasing your contract, the feature is effective on the first contract anniversary after your election (the "Effective Date"). You cannot elect this feature if you elect any other optional living benefit. You may elect to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life Plus as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you can elect the feature and who can qualify as a Covered Person. If the contract is not owned by a natural person, references to owner(s) apply to the annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchase and the number of Covered Persons.

IF YOU ELECT ONE COVERED PERSON:

-------------------------------------------------------------------
                                             Covered Person
                                      -----------------------------
                                       Minimum Age   Maximum Age(1)
-------------------------------------------------------------------
 One Owner                                  45             80
-------------------------------------------------------------------
 Joint Owners (based on the
 age of the older Owner)                    45             80
-------------------------------------------------------------------

IF YOU ELECT TWO COVERED PERSONS:

------------------------------------------------------------------------------------------------
                                            Covered Person #1            Covered Person #2
                                      ----------------------------------------------------------
                                       Minimum Age   Maximum Age(1)  Minimum Age  Maximum Age(1)
------------------------------------------------------------------------------------------------
 NON-QUALIFIED:
 Joint Owners                               45             80            45             85
------------------------------------------------------------------------------------------------
 NON-QUALIFIED:
 One Owner with Spousal Beneficiary         45             80            45           N/A(2)
------------------------------------------------------------------------------------------------
 QUALIFIED:
 One Owner with Spousal Beneficiary         45             80            45           N/A(2)
------------------------------------------------------------------------------------------------

(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Covered Person. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

How does MarketLock For Life Plus work?

MarketLock For Life Plus automatically locks-in the greater of two values in determining the Covered Person(s) guaranteed lifetime benefit. For 10 years following the Effective Date, the feature annually locks-in the highest Anniversary Value or the Benefit Base plus a bonus amount, as described below. You may extend the period over which the feature locks-in the highest Anniversary Value beyond 10 years; however, the bonus amount is only available for the first 10 years following the Effective Date.

MarketLock For Life Plus automatically locks-in a new Benefit Base each year during the first 10 years of your contract based on the greater of either (1) the highest Anniversary Value or (2) the Benefit Base increased by a bonus amount. The bonus amount (the "Bonus") is calculated as 6% of the Bonus Base, defined below. The Bonus may only be added to the Benefit Base if no withdrawals are taken in a contract year. For instance, if you take a withdrawal in year 2, you will not be eligible for a Bonus to be added to your Benefit Base on your second contract anniversary; however, if you do not take a withdrawal in year 3, you will be eligible for a Bonus to be added to your Benefit Base on your third contract anniversary. Please see "How are the components of MarketLock For Life Plus calculated?" below for details.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

One Covered Person

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:

-----------------------------------------------------------------------
                                                         MAXIMUM
                                                         ANNUAL
                                                         WITHDRAWAL
AGE OF THE COVERED PERSON AT TIME OF FIRST WITHDRAWAL    PERCENTAGE*
-----------------------------------------------------------------------
 At least age 45 but prior to 60th Birthday              4%
-----------------------------------------------------------------------
 At least age 60 but prior to 76th Birthday              5%
-----------------------------------------------------------------------
 On or after 76th birthday                               6%
-----------------------------------------------------------------------

Two Covered Persons

If the feature is elected to cover two lives, the following is applicable:

-----------------------------------------------------------------------
                                                         MAXIMUM
                                                         ANNUAL
AGE OF THE YOUNGER COVERED PERSON OR SURVIVING COVERED   WITHDRAWAL
PERSON AT TIME OF FIRST WITHDRAWAL                       PERCENTAGE*
-----------------------------------------------------------------------
 At least age 45 but prior to 60th Birthday              4%
-----------------------------------------------------------------------
 At least age 60 but prior to 76th Birthday              5%
-----------------------------------------------------------------------
 On or after 76th birthday                               6%
-----------------------------------------------------------------------

* The amount of any withdrawal, including any charges applicable to the withdrawal, must be within the Maximum Annual Withdrawal Amount. If you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based on this contract) is greater than the Maximum Annual Withdrawal Amount (defined below) in a benefit year, no portion of the RMD withdrawal will be treated as an excess withdrawal (also defined below). Any portion of a withdrawal that is greater than either the Maximum Annual Withdrawal Amount or the RMD amount (based only on this contract) will be considered an excess withdrawal. Please see "What are the effects of withdrawals on MarketLock For Life Plus?" below.

Are there investment requirements if I elect MarketLock For Life Plus?

As long as the feature is in effect, we require that you allocate your investments in accordance with the investment requirements listed below.

-----------------------------------------------------------------------------------------
                        INVESTMENT                      VARIABLE PORTFOLIOS
INVESTMENT GROUP        REQUIREMENT                    AND/OR FIXED ACCOUNTS
-----------------------------------------------------------------------------------------
 A. Non            Minimum 0%             SEASONS STRATEGIES
    Restricted
                   Maximum 100%             Growth Strategy
                                            Moderate Growth Strategy
                                            Balanced Growth Strategy
                                            Conservative Growth Strategy
                                          SELECT PORTFOLIOS
                                            Diversified Fixed Income Portfolio
                                            Strategic Fixed Income Portfolio
                                            Cash Management Portfolio
                                          MANAGED ALLOCATION PORTFOLIOS
                                            Allocation Moderate Growth Portfolio
                                            Allocation Moderate Portfolio
                                            Allocation Balanced Portfolio
                                          DCA FIXED ACCOUNTS
                                            DCA 6-Month
                                            DCA 12-Month
                                          FIXED ACCOUNTS
                                            1-Year Fixed
-----------------------------------------------------------------------------------------
 B. Equity         Minimum 0%             SELECT PORTFOLIOS
    Maximum
                   Maximum 15%              Large Cap Growth Portfolio
                                            Large Cap Composite Portfolio
                                            Large Cap Value Portfolio
                                            Mid Cap Growth Portfolio
                                            Mid Cap Value Portfolio
                                            Small Cap Portfolio
                                            International Equity Portfolio
                                          FOCUSED PORTFOLIOS
                                            Focus Growth Portfolio
                                            Focus Growth and Income Portfolio
                                            Focus Value Portfolio
                                            Focus TechNet Portfolio
-----------------------------------------------------------------------------------------
 C. Fully          No Investment Allowed  MANAGED ALLOCATION PORTFOLIOS
    Restricted
                                            Allocation Growth Portfolio
-----------------------------------------------------------------------------------------

Your allocation instructions accompanying any Purchase Payment must comply with the investment requirements, listed above, in order for your application or subsequent Purchase Payment to be considered in Good Order. Please see ALLOCATION OF PURCHASE PAYMENTS above. We will automatically enroll you in the Automatic Asset Rebalancing Program, with quarterly rebalancing because market performance and withdrawal activity may result in your contract's allocations going outside these restrictions. This will ensure that your allocations are rebalanced quarterly to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your Automatic Asset Rebalancing instructions, after any of the following transactions:

     - any transfer or reallocation you initiate; or

     - any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. We will rebalance your contract in accordance with your most current Automatic Asset Rebalancing Program instructions on file. If at any point, for any reason, your Automatic Asset Rebalancing Program instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file whether for rebalancing or for allocation of a Purchase Payment and implement those at the next rebalancing. Please see Automatic Asset

Rebalancing Program in the prospectus. You can modify your Automatic Asset Rebalancing Program instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements at least 30 days in advance.

How are the components for MarketLock For Life Plus calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1. 100% of Purchase Payments received during the first contract year; and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments. If the feature is elected after contract issue, Purchase Payments received from the Effective Date through contract year 5 are capped in each year at an amount equal to 100% of the Purchase Payments received during the first contract year.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions; however, continuation contributions are included in the calculation of Anniversary Values, as defined below. PLEASE SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,000,000 without our prior Company approval.

Second, we consider the BONUS PERIOD and the BENEFIT BASE EVALUATION PERIOD. The Bonus Period is the period of time over which we calculate the potential Bonus. The Benefit Base Evaluation Period is the period of time over which we will consider Anniversary Values and if greater, the Benefit Base plus Bonus during the Bonus Period. The Bonus Period and the Benefit Base Evaluation Period begin on the Effective Date and end 10 years later. On the expiration of the Benefit Base Evaluation Period, you may contact us to extend the Benefit Base Evaluation Period. Please see "CAN I EXTEND THE BENEFIT BASE EVALUATION PERIOD BEYOND 10 YEARS?" below. However, you cannot extend the Bonus Period.

Third, we determine the ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Benefit Base Evaluation Period minus any Ineligible Purchase Payments.

Fourth, we determine the BENEFIT BASE which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Benefit Base is the contract value on the Effective Date. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE PLUS?" below. On each contract anniversary, we determine if the Benefit Base should be increased based on the maximum Anniversary Value or any available Bonus. The calculation and components of this determination are detailed below.

     CALCULATION OF THE BENEFIT BASE WHEN BONUS IS NOT AVAILABLE OR AFTER BONUS PERIOD ENDS:

     On each contract anniversary occurring during the Benefit Base Evaluation Period, the Benefit Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than both (a) and (b), where:

        (a) is the current Benefit Base; and

        (b) is all previous maximum Anniversary Values during the Benefit Base Evaluation Period.

     CALCULATION OF THE BENEFIT BASE WHEN BONUS IS AVAILABLE:

     The Bonus Base is used to calculate the Bonus during the Bonus Period. The Bonus is calculated as a percentage of the Bonus Base. The Bonus Base is used solely to calculate the Bonus. The initial Bonus Base is equal to the initial Eligible Purchase Payment.

     On each contract anniversary during the Bonus Period, we determine the amount by which the Bonus Base and/or the Benefit Base could increase. The components used to determine this amount are:

        (a) the Benefit Base calculated based on the maximum Anniversary Value; and

        (b) the Bonus plus the current Benefit Base.

     If (a) is greater than or equal to (b), the Bonus Base and the Benefit Base are increased to the current Anniversary Value. If (b) is greater than (a), the Benefit Base is increased by the Bonus and the Bonus Base remains unchanged.

The Bonus Base is increased each time subsequent Eligible Purchase Payments are made. The Bonus Base also increases when the Benefit Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Benefit Base and all previous maximum Anniversary Values. The Bonus Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the Contract Value is reduced by the Excess Withdrawal. The Bonus Base is not used in the calculation of the Contract Value or any other benefits under the Contract.

The Benefit Base and Bonus Base are increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any excess withdrawals, defined below, are taken. Other than adjustments made for excess withdrawals, the Benefit Base and Bonus Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Benefit Base Evaluation Period will not result in a lower Benefit Base or lower Bonus Base.

Finally, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each contract year. The Maximum Annual Withdrawal Amount is calculated by multiplying the current Benefit Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above. If the Benefit Base is increased on a contract anniversary, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The Maximum Annual Withdrawal Amount may also be decreased due to Excess Withdrawals. Please see What are the Effects of Withdrawals on MarketLock For Life Plus? below.

What is the fee for MarketLock For Life Plus?

The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee is as follows:

----------------------------------------------------------------------
ALL YEARS IN WHICH THE FEATURE IS IN EFFECT       ANNUALIZED FEE
----------------------------------------------------------------------
 For One Covered Person                        0.70% of Benefit Base
----------------------------------------------------------------------
 For Two Covered Persons                       0.95% of Benefit Base
----------------------------------------------------------------------

The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Benefit Base due to an adjustment to a higher Anniversary Value, addition of a Bonus, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Benefit Base and Bonus Base may change over time as a result of the timing and amount of withdrawals.

Any withdrawals in a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount do not reduce the Benefit Base or Bonus Base. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered EXCESS WITHDRAWALS. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you plan to take withdrawals in any year during the Bonus Period, a Bonus will not be added to your Benefit Base in those years.

You may take withdrawals during a contract year up to or less than the Maximum Annual Withdrawal Amount. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated as a result of taking less than the entire Maximum Annual Withdrawal Amount on that contract anniversary.

The impact of withdrawals and the effect on each component of MarketLock For Life Plus are further explained below:

     BENEFIT BASE AND BONUS BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the Benefit Base and Bonus Base are not reduced for those withdrawals. Excess Withdrawals as described above reduce the Benefit Base and Bonus Base as follows:

     For each Excess Withdrawal taken, the Benefit Base and Bonus Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     Since Excess Withdrawals reduce the Bonus Base, it will result in the reduction of the amount of the Bonus.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased (as described above under "How are the components for MarketLock For Life Plus calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

THE MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF
WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is reduced to zero but the Benefit Base is greater than zero, guaranteed withdrawals will continue to be payable over the lifetime of the Covered Person(s). However, if at any time an Excess Withdrawal reduces your contract value to zero, no benefit remains, the Benefit Base Evaluation Period and the Bonus Period end and Bonus Base equals zero.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, particularly during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining benefit, you must select one of the following options for payment:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2. Any payment option mutually agreeable between you and us.

If you do not select a payment option above, the remaining benefit will be paid as the current Maximum Annual Withdrawal Amount divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Can I extend the Benefit Base Evaluation Period beyond 10 years?

There is an option for extension of the Benefit Base Evaluation Period as long as the feature is still in effect and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension. IN ORDER TO EXTEND THE BENEFIT BASE EVALUATION PERIOD, WE WILL NOTIFY YOU 60 DAYS PRIOR TO THE END OF THE BENEFIT BASE EVALUATION PERIOD AND YOU MUST RESPOND TO US IN WRITING NO LATER THAN THE END OF THE CURRENT BENEFIT BASE EVALUATION PERIOD. If you elect to extend the Benefit Base Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new Benefit Base Evaluation Period which is a period of 5 years. Also, if you extend the Benefit Base Evaluation Period, you should note that the components of the feature will change to those in effect at the time you elect to extend, such as the fee, Maximum Annual Withdrawal Percentage, and investment requirements, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the Benefit Base Evaluation Period.

If you do not contact us at the end of each Benefit Base Evaluation Period to extend the Benefit Base Evaluation Period, an extension will no longer be available and the Benefit Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Benefit Base Evaluation Period, subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Benefit Base Evaluation Period and you will not be permitted to extend the Benefit Base Evaluation Period in the future.

Can I extend the Bonus Period beyond 10 years?

No. The Bonus Period may not be extended. However, the Benefit Base Evaluation Period as described above may be extended.

What happens to MarketLock For Life Plus upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint owner or spousal beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract if the contract value is greater than zero, without MarketLock For Life Plus and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates MarketLock For Life Plus and the contract; or

     2. Continue the contract with MarketLock For Life Plus and its corresponding fee.

The components of the feature will not change as a result of a spousal continuation. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the feature based on the age of the younger Covered Person when the first withdrawal was taken or the age of the surviving Covered Person, or if no withdrawals were taken prior to the Spousal continuation, the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Benefit Base Evaluation Period and/or Bonus Period, if applicable, the Continuing Spouse will continue to receive any increases to the Benefit Base during the remaining Benefit Base Evaluation Period and/or Bonus Period. In addition, the Continuing Spouse will be eligible to extend the Benefit Base Evaluation Period upon the expiration of the period. See "Can I extend the Benefit Base Evaluation Period beyond 10 years?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Life Plus upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death benefit provisions of the contract, which terminates MarketLock For Life Plus. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Life Plus upon the Latest Annuity Date?

If the contract value and the Benefit Base are greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, divided equally and paid on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can MarketLock For Life Plus be cancelled?

MarketLock For Life Plus may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary after the 10th contract anniversary. Once MarketLock For Life Plus is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. In addition, the investment requirements for MarketLock For Life Plus will no longer apply to your contract. You may not extend the Benefit Base Evaluation Period and you may not re-elect or reinstate MarketLock For Life Plus after cancellation.

Are there circumstances under which MarketLock For Life Plus will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender or termination of the contract; or

     3. A death benefit is paid and the contract is terminated; or

     4. Excess withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Persons; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Life Plus. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Life Plus. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, MarketLock For Life Plus will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for MarketLock For Life Plus based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "Can MarketLock For Life Plus be cancelled?"

DEATH BENEFITS
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you begin the Income Phase; your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. SEE INCOME OPTIONS BELOW.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no death benefit will be paid. PLEASE SEE MARKETLOCK FOR LIFE PLUS ABOVE.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death at the Annuity Service Center. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in Good Order, at the Annuity Service Center (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If a Beneficiary does not elect a settlement option, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program, if available, described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-qualified contracts or December 31st of the year following the year of death for IRAs.

Your Beneficiary cannot participate in the Extended Legacy program if he/she has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an annuity income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program, if available, can allow a Beneficiary to take the death benefit amount in the form of annuity income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take withdrawals in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the owner's death.

A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid amount in the contract in the event of their death and make transfers among investment options. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

If the Beneficiary elects to participate in this program and the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original owner reaches the age of 70 1/2).

Please consult a qualified advisor regarding tax implications of these options and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

DEATH BENEFIT OPTIONS

This contract provides a Standard Death Benefit which is automatically included in your contract for no additional fee and optional enhanced death benefits which you may elect for an additional fee.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1. Contract value; or

     2. Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit is the greater of:

     1. Contract value; or

     2. The lesser of:

        a. Net Purchase Payments; or

        b. 125% of Contract Value.

OPTIONAL ENHANCED DEATH BENEFIT

For an additional fee, you may elect one of the optional death benefits below which can provide greater protection for your beneficiaries. If you elect an optional death benefit, you must choose one of the options listed below at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional death benefit is 0.20% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase on or before the Latest Annuity Date.

OPTION 1 - PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

The death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract, its benefits and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract. If the Continuing Spouse terminates any optional death benefit or dies after the Latest Annuity Date, no optional death benefit will be payable to the Continuing Spouse's Beneficiary.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original owner ("Continuation Date") at the Annuity Service Center. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

EXPENSES
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see Appendix C for state-specific expenses.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment adviser and/or subadvisers (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH THE DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the Contract and, in its role as an intermediary, the Underlying Funds.

SEPARATE ACCOUNT EXPENSES

The annualized Separate Account expense is 1.65% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

12b-1 FEES

Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, except for the Seasons Managed Allocation Portfolios. The Seasons Managed Allocation Portfolios invest in certain Select and Focused Portfolios, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE

The annualized MarketLock For Life Plus fee will be assessed as a percentage of the Benefit Base for all years in which the feature is in effect. The fee for MarketLock For Life Plus depends on whether you elect to cover one life or two lives. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

The fee is deducted proportionately from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in the available Fixed Accounts which in total equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect and you surrender your contract, we will assess a pro-rata fee if you surrender your contract before the end of a contract quarter. The pro-rata fee is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter. The fee is as follows:

----------------------------------------------------------------------
ALL YEARS IN WHICH THE FEATURE IS IN EFFECT       ANNUALIZED FEE
----------------------------------------------------------------------
 For One Covered Person                        0.70% of Benefit Base
----------------------------------------------------------------------
 For Two Covered Persons                       0.95% of Benefit Base
----------------------------------------------------------------------

OPTIONAL ENHANCED DEATH BENEFIT FEE

The annualized fee for the optional death benefit is 0.20% of the average daily ending net asset value allocated to the Variable Portfolio(s).

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5% when you fully surrender your contract or begin the Income Phase. These states may require that we either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. SEE STATE APPENDIX BELOW FOR A LISTING OF THE STATES THAT CHARGE PREMIUM TAXES AND THE PERCENTAGE OF THE TAX.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may begin the Income Phase any time after the 30th day from the date your contract was issued. You must provide us with a written request of the date you want annuity income payments to begin and send your request to the Annuity Service Center. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date by sending a written request to the Annuity Service Center, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

We do not pay a death benefit to your Beneficiary once you begin the Income Phase. SEE DEATH BENEFITS ABOVE.

If your contract value is reduced to zero as a result of receiving guaranteed withdrawals under a living benefit feature, no annuity income payments will be available. PLEASE SEE MARKETLOCK FOR LIFE PLUS ABOVE.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option by sending a written request to our Annuity Service Center. Once you begin receiving annuity income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an income option, your annuity income payments shall be in accordance with income Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is income Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive your notification no annuity income option based on the life of the Annuitant may be elected.

INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.

INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.

INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since income Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your annuity income payments vary depending on the following:

     - for life options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

TAXES
--------------------------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-qualified contract. A Non-qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

AGGREGATION OF CONTRACTS

All Non-Qualified Contracts that are issued by us (or our affiliates) to you during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and

Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

     - for payment of health insurance if you are unemployed and meet certain requirements;

     - distributions from IRAs for higher education expenses;

     - distributions from IRAs for first home purchases;

     - amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions.

Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Transfer among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that are largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules can become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

You may wish to discuss the new regulations and/or the general information above with your tax advisor.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

If you are purchasing the Contract as an investment vehicle for a trust under a Qualified Plan, you should consider that the Contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself. In addition, if the Contract itself is a qualifying arrangement (as with a 403(b) annuity or Individual Retirement Annuity), the Contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through living benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little such guidance is available. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider and/or other optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." The determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

OTHER INFORMATION
--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Circumstances affecting AIG can have an impact on the Company. For example, downgrades or other ratings actions taken by the major rating agencies with respect to AIG can result in corresponding downgrades and ratings actions being taken with respect to the Company's ratings.

THE DISTRIBUTOR

AIG SunAmerica Capital Services, Inc., ("Distributor") located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. The Distributor, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA") formerly known as the National Association of Securities Dealers, Inc. No underwriting fees are retained in connection with the distribution of the contracts.

THE SEPARATE ACCOUNT

The Company established the Separate Account, Variable Annuity Account Five, under Arizona law on July 8, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these benefits through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract owners.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG. See AIG SUPPORT AGREEMENT below and the Statement of Additional Information for more information regarding this arrangement.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and the Distributor. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 2.50% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program.

ADDITIONAL CASH COMPENSATION. We may pay selling firms support fees in the form of additional cash compensation. These payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the selling firm's registered representatives about our products, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that selling firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms. We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from the fees and charges collected under the contract.

NON-CASH COMPENSATION. Some registered representatives may receive various types of non-cash compensation such as gifts and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

Commissions and other support fees may influence the way that a selling firm and its registered representatives market the contract and service customers who purchase the contract, and may influence the selling firm and its registered representatives to present this contract over others available in the market place. YOU SHOULD DISCUSS WITH YOUR SELLING FIRM AND/OR REGISTERED REPRESENTATIVE HOW THEY ARE COMPENSATED FOR SALES OF A CONTRACT AND/OR ANY RESULTING REAL OR PERCEIVED CONFLICTS OF INTEREST.

PAYMENTS WE RECEIVE

We may directly or indirectly receive payments from the Trust's investment adviser and/or subadvisers (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. We generally receive three kinds of payments.

RULE 12B-1 FEES. We receive 12b-1 fees of 0.25% of the average daily assets of the Underlying Funds in the Contracts from the Trust. These fees are deducted directly from the assets of the Underlying Funds. Please see EXPENSES above.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation from the Trust's investment adviser, AIG SAAMCo, our affiliate, related to the availability of the Underlying Funds in the contract. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Underlying Funds. Contract owners, through their indirect investment in the Trust, bear the costs of these investment management fees. Such amounts are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management.

OTHER PAYMENTS. Certain subadvisers (or affiliates thereof) may help offset the costs we incur for training to support sales of the Underlying Funds in the contract. These amounts may provide such subadvisers access to national and regional sales conferences attended by our employees and registered representatives. In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment adviser and subadvisers (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

Along with other companies, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities & Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. In management's opinion, except as noted above, these matters are not material in relation to the financial position of the Company.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K of AIG for the fiscal year ended December 31, 2006 have been so incorporated in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov and AIG's website at http://www.aig.com. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-SUN2

The financial statements of the Company and the Separate Account can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at (800) 445-SUN2.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.

Separate Account............................................    3
General Account.............................................    3
Support Agreement Between the Company and AIG...............    4
Performance Data............................................    4
Annuity Income Payments.....................................    6
Annuity Unit Values.........................................    6
Taxes.......................................................   13
Distribution of Contracts...................................   21
Financial Statements........................................   21

APPENDIX A - DEATH BENEFITS FOLLOWING

SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

The following details the death benefit options payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution, if any.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

1. STANDARD DEATH BENEFIT

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. Continuation Net Purchase Payments.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. The lesser of:

        (1) Continuation Net Purchase Payments; or

        (2) 125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to the contract value.

2. PURCHASE PAYMENT ACCUMULATION OPTION

If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday; or

     c. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.

3. MAXIMUM ANNIVERSARY VALUE OPTION

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

APPENDIX B - MARKETLOCK EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the MarketLock For Life Plus feature:

MARKETLOCK FOR LIFE PLUS EXAMPLES

     EXAMPLE 1:

     Assume you elect MarketLock For Life Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments, and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $103,000.

     Your initial Benefit Base and Bonus Base are equal to 100% of your Eligible Purchase Payments, or $100,000. Your Bonus on the first anniversary is calculated as the Bonus Percentage (6%) multiplied by the Bonus Base ($100,000) which equals $6,000. On your first contract anniversary, your Benefit Base is adjusted to $106,000 which equals the greatest of your current Benefit Base ($100,000), your contract value ($103,000), or your Bonus plus your current Benefit Base ($6,000 + $100,000).

     Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after the 1st contract anniversary is 5% of the Benefit Base (5% x
     $106,000 = $5,300). Therefore, as of your 1st contract anniversary, you may take withdrawals of up to $5,300 each year as long as the Covered Person(s) is(are) alive and you do not take any excess withdrawals.

     EXAMPLE 2:

     Assume you elect MarketLock For Life Plus, you invest an initial Purchase Payment of $100,000, you make subsequent Purchase Payments of $120,000 in year 2, $30,000 in year 5, and $50,000 in year 6, and you take no withdrawals before the 6th contract anniversary. Assume further that on your 1st contract anniversary, your contract value is $103,000. Therefore, your Benefit Base and Bonus Base do not increase due to a maximum Anniversary Value. Your contract values, Benefit Bases, Bonus Bases, and Bonuses are given as follows:

-----------------------------------------------------------------------------------------------------------
      CONTRACT                                                                             MAXIMUM ANNUAL
     ANNIVERSARY       CONTRACT VALUE    BENEFIT BASE      BONUS BASE         BONUS       WITHDRAWAL AMOUNT
-----------------------------------------------------------------------------------------------------------
         1st              $103,000         $106,000         $100,000          $6,000           $5,300
-----------------------------------------------------------------------------------------------------------
         2nd              $223,000         $218,000         $200,000         $12,000          $10,900
-----------------------------------------------------------------------------------------------------------
         3rd              $223,000         $230,000         $200,000         $12,000          $11,500
-----------------------------------------------------------------------------------------------------------
         4th              $223,000         $242,000         $200,000         $12,000          $12,100
-----------------------------------------------------------------------------------------------------------
         5th              $253,000         $285,800         $230,000         $13,800          $14,290
-----------------------------------------------------------------------------------------------------------
         6th              $303,000         $299,600         $230,000         $13,800          $14,980
-----------------------------------------------------------------------------------------------------------

     Since the Benefit Base equals the Benefit Base at the beginning of that Benefit Year plus the subsequent Eligible Purchase Payments made in year 2, your new Benefit Base at the time of deposit equals $206,000 ($106,000 + $100,000). $20,000 of the $120,000 Purchase Payment is considered Ineligible Purchase Payments because it exceeds the Eligible Purchase Payment made in the 1st contract year (100% of $100,000). On your 2nd contract anniversary, your Bonus is $12,000 (6% X $200,000) and your Benefit Base equals $218,000 ($206,000 + $12,000). Assuming your Maximum Annual Withdrawal Percentage at that time is 5%, then your Maximum Annual Withdrawal Amount would be $10,900 if you were to start taking withdrawals after the 2nd contract anniversary (5% of the $218,000 Benefit Base). However, continuing to assume you do not take any withdrawals in years 3 and 4, your Benefit Base will increase by your Bonus and as a result, your Maximum Annual Withdrawal Amount will also increase. After your Purchase Payment of $30,000 in year 5, your new Benefit Base equals $272,000 ($242,000 + $30,000). On your 5th contract anniversary, your Bonus Base is $230,000 and your Bonus equals $13,800 ($230,000 X 6%). Your Benefit Base equals $285,800 ($272,000 + $13,800). Any Purchase Payments made on or after your 5th contract anniversary are considered Ineligible Purchase Payments. Therefore, your $50,000 Purchase Payment in year 6 will not increase the Benefit Base, Bonus Base, or Bonus. A maximum Anniversary Value is not attained on the 6th contract anniversary since the contract value of $303,000 is reduced by Ineligible Purchase Payments of $70,000 ($20,000 + $50,000). Therefore, your Benefit Base is $299,600
     ($285,800 + $13,800). If you were to start taking withdrawals after the 6th contract anniversary, and your Maximum Annual Withdrawal Percentage at that time remains at 5%, your Maximum Annual Withdrawal Amount would be $14,980 (5% of the $299,600 Benefit Base). If you do not take any Excess Withdrawals and begin taking withdrawals as of the 6th contract anniversary, you may take up to $14,980 each year as long as the Covered Person(s) is (are) alive.

     EXAMPLE 3:

     Assume you elect MarketLock For Life Plus and you invest a single Purchase Payment of $100,000, and you make no additional Purchase Payments. Assume that your contract values, Benefit Bases, Bonus Bases, and Bonuses are as follows:

--------------------------------------------------------------------------------------------------------
      CONTRACT                                                                          MAXIMUM ANNUAL
     ANNIVERSARY      CONTRACT VALUE   BENEFIT BASE     BONUS BASE         BONUS      WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------
         1st             $103,000        $106,000        $100,000         $6,000           $5,300
--------------------------------------------------------------------------------------------------------
         2nd             $115,000        $115,000        $115,000          N/A*            $5,750
--------------------------------------------------------------------------------------------------------
         3rd             $107,000        $121,900        $115,000         $6,900           $6,095
--------------------------------------------------------------------------------------------------------
         4th             $110,000        $128,800        $115,000         $6,900           $6,440
--------------------------------------------------------------------------------------------------------
         5th             $140,000        $140,000        $140,000          N/A*            $7,000
--------------------------------------------------------------------------------------------------------
         6th             $145,000        $148,400        $140,000         $8,400           $7,420
--------------------------------------------------------------------------------------------------------

     * The Benefit Base calculated based on the maximum anniversary value is greater than the Bonus plus the Benefit Base; therefore, the Bonus Base and Benefit Base are increased to the current anniversary value, and the Benefit Base is not increased by the Bonus.

     On your 6th contract anniversary, your contract value is $145,000, and your Benefit Base is stepped-up to $148,400 and Bonus Base remains unchanged. Assume your Maximum Annual Withdrawal Percentage is 5%, then your Maximum Annual Withdrawal Amount if you were to start taking withdrawals would be $7,420 (5% of the $148,400 Benefit Base). Therefore, if you do not take any excess withdrawals and begin taking withdrawals as of the 6th contract anniversary, you may take up to $7,420 each year as long as the Covered Person(s) is (are) alive.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock For Life Plus, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 6th contract anniversary. Contract values, Benefit Base values, Bonus Base values, and Bonus amounts are as described in EXAMPLE 3 above. Also assume that during your 7th contract year, after your 6th contract anniversary, your contract value is $107,920 and you make a withdrawal of $11,440. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,420), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount
     ($11,440 - $7,420), or $4,020. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,420. Your contract value after this portion of the withdrawal is $100,500 ($107,920 - $7,420), but your Benefit Base and Bonus Base are unchanged. Next, we recalculate your Benefit Base, Bonus Base and Bonus by reducing the Benefit Base and Bonus Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,020/$100,500 = 4%). The Benefit Base is adjusted to $142,464 ($148,400 minus 4% of $148,400 equals $5,936). The
     Bonus Base is adjusted to $134,400($140,000 minus 4% of $140,000 equals $5,600). Your new Bonus is 6% of your new Bonus Base (6% X $134,400), which equals $8,064. Your new Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal Percentage
     ($142,464 X 5%), which equals $7,123.20. Therefore, if you do not take additional excess withdrawals, you may take up to $7,123.20 each year as long as the Covered Person(s) is(are) alive.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                         AVAILABILITY OR VARIATION                         STATES
------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10          Pennsylvania
                                   transfer fee.                                               Texas
------------------------------------------------------------------------------------------------------------------
 Administration Charge             Contract Maintenance Fee is $30.                            New Mexico
                                                                                               North Dakota
------------------------------------------------------------------------------------------------------------------
 Administration Charge             Charge will be deducted pro-rata from variable portfolios   Washington
                                   only. If Purchase Payments are allocated among Fixed
                                   Accounts only, no charge will be deducted.
------------------------------------------------------------------------------------------------------------------
 Amount at Full Surrender          You will receive the benefit of a free withdrawal upon      Washington
                                   full surrender.
------------------------------------------------------------------------------------------------------------------
 Minimum Contract Value            The Minimum Contract Value is $2,000.                       Texas
------------------------------------------------------------------------------------------------------------------
 MarketLock For Life Plus          Charge will be deducted pro-rata from Variable Portfolios   Oregon
                                   only. If Purchase Payments are allocated among Fixed        Texas
                                   Accounts only, no charge will be deducted.                  Washington
------------------------------------------------------------------------------------------------------------------
 MarketLock For Life Plus          You may elect, the current Maximum Annual Withdrawal        Oregon
                                   Amount to be received monthly
------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in Arizona and are age 65 or older on your    Arizona
                                   Contract Date, the Free Look period is 30 days
------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on      California
                                   your Contract Date, the Free Look period is 30 days.
------------------------------------------------------------------------------------------------------------------
 Death Benefits                    The standard death benefit is only available to contract    Washington
                                   owners or continuing spouses who are age 82 and younger.
                                   The Purchase Payment Accumulation Option death benefit is
                                   not available.
------------------------------------------------------------------------------------------------------------------
 Withdrawals                       The minimum amount that must remain after a partial         Texas
                                   withdrawal is $2,000.
------------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal.           Minnesota
                                                                                               Oregon
------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We deduct premium tax charges of 0.50% for qualified        California
                                   contracts and 2.35% for non-qualified contracts when you
                                   surrender your contract or begin the Income Phase.
------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We deduct premium tax charges of 0% for qualified           Maine
                                   contracts and 2.0% for non-qualified contracts when you
                                   make a Purchase Payment.
------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We deduct premium tax charges of 0% for qualified           Nevada
                                   contracts and 3.5% for non-qualified contracts when you
                                   surrender your contract or begin the Income Phase.
------------------------------------------------------------------------------------------------------------------
 Premium Tax                       For the first $500,000 in the contract, we deduct premium   South Dakota
                                   tax charges of 0% for qualified contracts and 1.25% for
                                   non-qualified contracts when you make a Purchase Payment.
                                   For any amount in excess of $500,000 in the contract, we
                                   deduct front-end premium tax charges of 0% for qualified
                                   contracts and 0.80% for non-qualified contracts when you
                                   make a Purchase Payment.
------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We deduct premium tax charges of 1.0% for qualified         West Virginia
                                   contracts and 1.0% for non-qualified contracts when you
                                   surrender your contract or begin the Income Phase.
------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We deduct premium tax charges of 0% for qualified           Wyoming
                                   contracts and 1.0% for non-qualified contracts when you
                                   make a Purchase Payment.
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Seasons Advisor(III) Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

         FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT FIVE
                      SEASONS ADVISOR III VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated February 4, 2008, relating to the annuity contracts described above, a copy of which may be obtained without charge by calling
(800) 445-SUN2 or by written request addressed to:

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299

   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS FEBRUARY 4, 2008.

                                TABLE OF CONTENTS

Separate Account.......................................     3
General Account........................................     3
Support Agreement Between the Company and AIG..........     4
Performance Data.......................................     4
Annuity Income Payments................................     6
Annuity Unit Values....................................     6
Taxes..................................................     9
Distribution of Contracts .............................    17
Financial Statements ..................................    17

                                SEPARATE ACCOUNT

Variable Annuity Account Five (the "Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Company. Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the "Company"). This was a name change only and did not affect the substance of any contract. The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a wholly owned subsidiary of AIG Retirement Services, Inc. (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance, life insurance and retirement services, financial services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Select Portfolios, Focused Portfolios, Seasons Managed Allocation Portfolios and Seasons Strategies ("Variable Portfolios"), with the assets of each Variable Portfolios invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying investment portfolios. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by Separate Account charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

                                 GENERAL ACCOUNT

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account(s) of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                 SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG


The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG on behalf of the Company.


                                PERFORMANCE DATA

From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its SELECT PORTFOLIOS (including the Cash Management Portfolio), FOCUSED PORTFOLIOS and STRATEGIES from the inception of the Separate Account. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a Variable Portfolios is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that Variable Portfolios made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.)

CASH MANAGEMENT PORTFOLIO


Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                       Base Period Return = (EV - SV)/(SV)

      where:

       SV = value of one Accumulation Unit at the start of a 7 day period

       EV = value of one Accumulation Unit at the end of the 7 day period

The value of the Accumulation Unit at the end of the period (EV) is determined by (1) adding, to the value of the Accumulation Unit at the beginning of the period (SV), the investment income from the underlying fund attributed to the Accumulation Unit over the period, and (2) subtracting, from the result, the portion of the annual mortality and expense risk and distribution expense charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 7/365).

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)

The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

    Effective Yield = [(Base Period Return + 1) TO THE POWER OF (365/7 - 1)]

The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

Other Variable Portfolios

The Variable Portfolios of the Separate Account compute their performance data as "total return."

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                        P (1 + T) TO THE POWER OF n = ERV

   where:

   P = a hypothetical initial payment of $1,000

   T = average annual total return

   n = number of years

 ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the period (or fractional portion thereof)

The total return figures reflect the effect of recurring charges. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds five other contracts (Seasons, Seasons Select, Seasons Select II, Seasons Advisor and Seasons Triple Elite) which have been in existence longer than the Seasons Advisor II Variable Annuity. The STRATEGIES in Seasons Advisor II are also available in the Seasons, Seasons Select, Seasons Select II, Seasons Advisor and Seasons Triple Elite contracts and have been since April 15, 1997. The SELECT PORTFOLIOS have been available since March 1, 1999 and the FOCUSED PORTFOLIOS since July 5, 2000 in the Seasons Select contract. The one year and since inception numbers for the STRATEGIES and PORTFOLIOS are based on Seasons Advisor historical data (which is adjusted for the fees and charges applicable to Seasons Advisor II) and represent adjusted actual performance of the Separate Account.

                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENT

The initial annuity income payment is determined by taking the contract value, less any premium tax, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.



                               ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each Variable Portfolios. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolios exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolios will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each annuity income payment will vary accordingly.

For each Variable Portfolios, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of Variable Portfolios from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolios for a certain month is determined by dividing (a) by (b) where:

(a) is the Accumulation Unit value of the Variable Portfolios determined as of the end of that month, and

(b) is the Accumulation Unit value of the Variable Portfolios determined as of the end of the preceding month.

The NIF for a Variable Portfolios for a given month is a measure of the net investment performance of the Variable Portfolios from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases) respectively in the value of the shares of the underlying investment portfolios in which the Variable Portfolios invests; it is also reduced by Separate Account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                      NIF = ($11.46/$11.44)
                          = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a Variable Portfolios from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolios for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolios (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                   1/[(1.035) Exponent (1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolios was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

Illustrative Example

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolios. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolios on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity income payment date is $13.327695.

P's first variable annuity income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity income payments for each $1,000 of applied contract value, P's first variable annuity income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

            First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolios on the Annuity Date and thus reflects the investment performance of the Variable Portfolios net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolios). The net investment performance of the Variable Portfolios during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                      TAXES

GENERAL

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of Qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

o  after attainment of age 59 1/2;

o  when paid to your beneficiary after you die;

o  after you become disabled (as defined in the IRC) ;

o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

o  dividends paid with respect to stock of a corporation described in IRC
   Section 404(k);

o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

o payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

o for payment of health insurance if you are unemployed and meet certain requirements;

o  distributions from IRAs for higher education expenses;

o  distributions from IRAs for first home purchases;

o amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to- trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section.

Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into a Beneficiary IRA. A Beneficiary IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Beneficiary IRA in a direct "trustee-to-trustee" transfer. Beneficiary IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICIATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e)(4)(c), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn.

The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another investment option under the same plan, or in the case of a 403(b) plan or program, to another contract or account of the same plan type or from a Qualified Plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan. The Department of the Treasury published proposed 403(b) regulations on November 16, 2004. These Treasury regulations, when issued in final form, could affect or limit contractual rights, including but not limited to the right to transfer amounts to another provider.


PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-qualified annuity contract may be exchanged in a tax-free transaction for another Non-qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2007 is the lesser of 100% of includible compensation or $15,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2007 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2007 may not exceed the lesser of $45,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

If neither the Owner or the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income, The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590 for more details. The effect of income on the deduction, is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI of less than $83,000, your contribution may be fully deductible; if your income is between $83,000 and $93,000, your contribution may be partially deductible and if your income is $93,000 or more, your contribution may not be deductible. If you are single and your income is less than $52,000, your contribution may be fully deductible; if your income is between $93,000 and $103,000, your contribution may be partially deductible and if your income is $103,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2007 is the lesser of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2007. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $166,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $114,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversions into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 AND PENSION PROTECTION ACT OF 2006

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expanded the range of eligible tax-free rollover distributions that may be made among qualified plans and increased contribution limits applicable to these plans. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. The Pension Protection Act of 2006 made permanent those provisions of EGTRRA relating to IRAs and employer sponsored plans.

                            DISTRIBUTION OF CONTRACTS

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority, formerly known as the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.


                              FINANCIAL STATEMENTS

The following financial statements of Variable Annuity Account Five are incorporated by reference to Form N-4, Post-Effective Amendment No. 3 under the Securities Act of 1933 and Amendment No. 4 under the Investment Company Act of 1940, File Nos. 333-137860 and 811-07727, filed on July 24, 2007, Accession No.
0000950124-07-003741:

     -   Report of Independent Registered Public Accounting Firm

     -   Statement of Assets and Liabilities as of April 30, 2007

     -   Schedule of Portfolio Investments as of April 30, 2007

     -   Statement of Operations for the year ended April 30, 2007

     - Statement of Changes in Net Assets for the years ended April 30, 2007 and 2006

     -   Notes to Financial Statements

The following consolidated financial statements of AIG SunAmerica Life Assurance Company are incorporated by reference to Form N-4, Post-Effective Amendment
No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940, File Nos. 333-137860 and 811-07727, filed on April 25, 2007, Accession No. 0000950148-07-000093:

     -   Report of Independent Registered Public Accounting Firm

     -   Consolidated Balance Sheet as of December 31, 2006 and 2005

     - Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2006, 2005 and 2004

     - Consolidated Statement of Cash Flows for the years ended December 31, 2006, 2005 and 2004

     -   Notes to Consolidated Financial Statements

Consolidated financial statements (unaudited) of AIG SunAmerica Life Assurance Company at September 30, 2007 and December 31, 2006, and for the nine months ended September 30, 2007 and 2006 are included herein.

The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The audited financial statements referred to above are incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                 INDEX TO THE CONSOLIDATED FINANCIAL STATEMENTS

                                                                          Page
                                                                       Number(s)
                                                                       ---------
Consolidated Balance Sheet (Unaudited) - September 30, 2007 and
   December 31, 2006                                                     1 to 2

Consolidated Statement of Income and Comprehensive Income
   (Unaudited) - Nine Months Ended September 30, 2007 and 2006           3 to 4

Consolidated Statement of Cash Flows (Unaudited) - Nine Months
   Ended September 30, 2007 and 2006                                     5 to 6

Notes to Consolidated Financial Statements (Unaudited)                   7 to 9

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)

                                                                 September 30,   December 31,
                                                                      2007           2006
                                                                 -------------   ------------
                                                                        (in thousands)
ASSETS
Investments and cash:
   Cash and short-term investments                                $   218,140     $   167,722
   Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: September 30, 2007,
      $3,776,867; December 31, 2006, $3,946,612)                    3,757,240       3,952,023
   Mortgage loans                                                     449,685         536,357
   Policy loans                                                       153,148         159,222
   Mutual funds                                                        23,165          29,633
   Common stocks available for sale, at fair value (cost:
      September 30, 2007, $20,258; December 31, 2006, $21,701)         19,651          22,006
   Partnerships                                                       237,212             414
   Securities lending collateral, at fair value (cost:
      September 30, 2007, $2,440,257; December 31, 2006,
      $2,110,459)                                                   2,386,037       2,110,459
   Derivative assets, at fair value                                   134,222          93,061
                                                                  -----------     -----------
   Total investments and cash                                       7,378,500       7,070,897
Variable annuity assets held in separate accounts                  30,571,878      27,789,310
Accrued investment income                                              58,372          59,167
Deferred acquisition costs                                          1,510,714       1,456,680
Other deferred expenses                                               263,788         263,613
Income taxes currently receivable from Parent                           5,351              67
Goodwill                                                               14,056          14,056
Other assets                                                           91,803          62,422
                                                                  -----------     -----------
TOTAL ASSETS                                                      $39,894,462     $36,716,212
                                                                  ===========     ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                   (UNAUDITED)

                                                               September 30,   December 31,
                                                                    2007           2006
                                                               -------------   ------------
                                                                      (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable
      annuity contracts                                         $ 2,756,739     $ 2,926,124
   Reserves for universal life insurance contracts                1,364,363       1,408,877
   Reserves for guaranteed investment contracts                      41,932          42,647
   Reserves for guaranteed benefits                                  86,025          75,234
   Securities lending payable                                     2,440,257       2,110,459
   Due to affiliates                                                 15,794          23,866
   Other liabilities                                                243,943         231,497
                                                                -----------     -----------
   Total reserves, payables and accrued liabilities               6,949,053       6,818,704
Derivative liabilities, at fair value                                 6,476           2,451
Variable annuity liabilities related to separate accounts        30,571,878      27,789,310
Deferred income taxes                                               341,383         345,376
                                                                -----------     -----------
Total liabilities                                                37,868,790      34,955,841
                                                                -----------     -----------
Shareholder's equity:
   Common stock                                                       3,511           3,511
   Additional paid-in capital                                       934,267         761,664
   Retained earnings                                              1,126,933         992,179
   Accumulated other comprehensive income (loss)                    (39,039)          3,017
                                                                -----------     -----------
   Total shareholder's equity                                     2,025,672       1,760,371
                                                                -----------     -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                      $39,894,462     $36,716,212
                                                                ===========     ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                                   (UNAUDITED)

                                                           2007       2006
                                                         --------   --------
                                                            (in thousands)
REVENUES
   Fee income:
      Variable annuity policy fees, net of reinsurance   $428,552   $360,012
      Asset management fees                                59,627     59,144
      Universal life insurance policy fees, net of
         reinsurance                                       25,639     26,706
      Surrender charges                                    19,657     20,314
      Other fees                                           10,894     10,628
                                                         --------   --------
   Total fee income                                       544,369    476,804
   Investment income                                      211,451    246,736
   Net realized investment gain (loss)                    (33,389)     1,757
                                                         --------   --------
Total revenues                                            722,431    725,297
                                                         --------   --------
BENEFITS AND EXPENSES
   Interest expense:
      Fixed annuity and fixed accounts of variable
         annuity contracts                                 70,070     82,868
      Universal life insurance contracts                   47,993     49,977
      Guaranteed investment contracts                       2,558      3,732
                                                         --------   --------
   Total interest expense                                 120,621    136,577
   Amortization of bonus interest                          21,219     15,473
   Amortization of deferred acquisition costs and
      other deferred expenses                             158,434    154,392
   Claims on universal life insurance contracts, net
      of reinsurance recoveries                            15,079     15,783
   Guaranteed benefits, net of reinsurance recoveries      29,731     42,050
   General and administrative expenses                    124,686    109,495
   Annual commissions                                      77,693     66,998
                                                         --------   --------
Total benefits and expenses                               547,463    540,768
                                                         --------   --------
PRETAX INCOME                                             174,968    184,529
Income tax expense                                         40,214     31,967
                                                         --------   --------
NET INCOME                                               $134,754   $152,562
                                                         --------   --------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                                   (UNAUDITED)

                                                      2007       2006
                                                   ---------   --------
                                                      (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:
Unrealized depreciation of investments - net of
   reclassification and related amortization of
   deferred acquisition costs and other deferred
   expenses                                        $(112,790)  $ (8,646)
Reclassification adjustment for net realized
   (gain) loss included in net income                 46,929     (9,686)
Foreign currency translation adjustments               1,118      1,638
Deferred income tax benefit on above changes          22,687      5,844
                                                   ---------   --------
OTHER COMPREHENSIVE LOSS                             (42,056)   (10,850)
                                                   ---------   --------
COMPREHENSIVE INCOME                               $  92,698   $141,712
                                                   =========   ========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                                   (UNAUDITED)

                                                            2007        2006
                                                         ---------   ---------
                                                             (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                               $ 134,754   $ 152,562
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Interest credited to:
      Fixed annuity and fixed accounts of variable
         annuity contracts                                  70,070      82,868
      Universal life insurance contracts                    47,993      49,977
      Guaranteed investment contracts                        2,558       3,732
   Net realized investment (gain) loss                      33,389      (1,757)
   Amortization of net premium/(accretion of net
      discount) on investments                               1,657       1,924
   Amortization of deferred acquisition costs and
      other expenses                                       179,653     169,865
   Acquisition costs deferred                             (182,758)   (182,044)
   Other expenses deferred                                 (20,107)    (18,716)
   Provision for deferred income taxes                      21,189      24,540
   Change in:
      Accrued investment income                                795       1,966
      Income taxes currently receivable from Parent         (5,284)    (17,650)
      Other assets                                          (3,371)     (2,896)
      Due from/to affiliates                                (8,072)     (4,685)
      Other liabilities                                     (4,194)     34,372
   Other, net                                               (6,505)    (12,623)
                                                         ---------   ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                  261,767     281,435
                                                         ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Bonds, notes and redeemable preferred stocks           (828,657)   (536,647)
   Mortgage loans                                          (27,999)   (159,922)
   Partnerships                                            (66,721)         --
   Derivatives                                             (92,266)    (10,442)
   Other investments, excluding short-term
      investments                                           (5,775)     (4,508)
Sales of:
   Bonds, notes and redeemable preferred stocks            705,431     548,167
   Derivatives                                              40,400       4,200
   Other investments, excluding short-term investments      13,462       3,504
Redemptions and maturities of:
   Bonds, notes and redeemable preferred stocks            274,420     614,386
   Mortgage loans                                          114,739      66,729
   Other investments, excluding short-term investments       6,386       7,626
Change in securities lending collateral                   (334,654)   (996,572)
                                                         ---------   ---------
NET CASH USED IN INVESTING ACTIVITIES                    $(201,234)  $(463,479)
                                                         ---------   ---------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
                                   (UNAUDITED)

                                                           2007          2006
                                                       -----------   -----------
                                                             (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity and fixed accounts of variable
      annuity contracts                                $ 1,356,058   $ 1,194,997
   Universal life insurance contracts                       28,089        28,475
Net exchanges from the fixed accounts of variable
   annuity contracts                                    (1,221,999)   (1,116,929)
Withdrawal payments on:
   Fixed annuity and fixed accounts of variable
      annuity contracts                                   (321,769)     (561,537)
   Universal life insurance contracts                      (39,617)      (38,539)
   Guaranteed investment contracts                          (3,186)      (77,668)
Claims and annuity payments, net of reinsurance, on:
   Fixed annuity and fixed accounts of variable
      annuity contracts                                    (71,903)      (62,726)
   Universal life insurance contracts                      (69,677)      (76,276)
Change in securities lending payable                       329,798       996,572
Capital contribution                                         4,091            --
Dividend paid to Parent                                         --       (80,000)
                                                       -----------   -----------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES        (10,115)      206,369
                                                       -----------   -----------
NET INCREASE IN CASH AND SHORT-TERM INVESTMENTS             50,418        24,325
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING
   OF PERIOD                                               167,722       190,066
                                                       -----------   -----------
CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD       $   218,140   $   214,391
                                                       ===========   ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid to Parent                            $    24,309   $    25,077
                                                       ===========   ===========
Non-cash activity:
   Bonus interest and other deferrals credited to
      reserve for annuity contracts                    $    27,013   $    32,078
                                                       ===========   ===========
   Capital contribution of partnerships                $   168,512   $        --
                                                       ===========   ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG").

     The Company owns 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS").

     These unaudited condensed consolidated financial statements do not include certain financial information required by U.S. generally accepted accounting principles ("GAAP") for complete financial statements and should be read in conjunction with the audited consolidated financial statements and the related notes for the year ended December 31, 2006. In the opinion of management, these consolidated financial statements contain the normal recurring adjustments necessary for a fair statement of the results presented herein. Certain amounts have been reclassified in the 2006 financial statements to conform to their 2007 presentation.

     INVESTMENTS: In 2007, the Company recorded realized losses of approximately $4,856,000 related to the securities lending collateral investments, primarily from the sale of mortgage-backed bonds held as collateral investments. The Company's ultimate parent, American International Group, Inc. ("AIG"), deposited funds in the collateral pool equal to the losses incurred between August 1 and September 28, 2007, and the Company recorded its allocated portion of such funds as a capital contribution of $4,091,000.

     As of September 30, 2007, the Company's securities lending collateral investments had a net unrealized loss of $54,220,000. AIG has agreed to make additional contributions up to a specified aggregate limit to offset losses incurred by its insurance subsidiaries from securities lending collateral investments.

     RECENTLY ISSUED ACCOUNTING STANDARDS

     On September 19, 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards ("FAS") No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. The provisions of SOP 05-1 became effective as of January 1, 2007. The Company's adoption of SOP 05-1 on January 1, 2007 did not have a material effect on the Company's consolidated financial condition or results of operations.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                   (UNAUDITED)

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company's adoption of FIN 48 on January 1, 2007 did not have a material effect on the Company's consolidated financial condition or results of operations.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements. FAS 157 will be effective January 1, 2008. The Company is currently assessing the effect of implementing this guidance.

     In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 will be effective January 1, 2008. The Company is currently assessing the effect of implementing this guidance, which depends on the nature and extent of items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

2.   COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has three agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at September 30, 2007 is $84,400,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share $29,700,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Two of these commitments are scheduled to expire in the remainder of 2007. The Company's commitments under the third agreement with respect to senior securities are scheduled to expire on October 1, 2009, and those with respect to subordinated securities are scheduled to expire on October 1, 2022. These commitments may be extended beyond their stated maturities. Management does not anticipate any material future losses with respect to these commitments.

     Like many other companies, including financial institutions and brokers, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                   (UNAUDITED)

2.   COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company and its subsidiaries received permanent permission from the SEC in September 2007.

     Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

3.   SUBSEQUENT EVENT

     Effective December 31, 2007, the Company recorded approximately $74 million of additional amortization of deferred acquisition costs and sales inducements related to changes in actuarial estimates from the conversion to a new system, as well as unlocking future assumptions and experience updates. The impact of these changes also resulted in a decrease in reserves for guaranteed benefits and guaranteed benefits expense of approximately $16 million.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                              Page
                                                                            Number(s)
                                                                            ---------
Report of Independent Registered Public Accounting Firm                     --

Consolidated Balance Sheet - December 31, 2006 and 2005                     1 to 2

Consolidated Statement of Income and Comprehensive Income -
Years Ended December 31, 2006, 2005 and 2004                                3 to 4

Consolidated Statement of Cash Flows - Years Ended
December 31, 2006, 2005 and 2004                                            5 to 6

Notes to Consolidated Financial Statements                                  7 to 33

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.

PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2007

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31,

                                                                      2006               2005
                                                                   -----------        -----------
                                                                           (in thousands)
ASSETS

Investments and cash:
   Cash and short-term investments                                 $   167,722        $   190,066
   Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost:  2006, $3,946,612;
      2005, $4,822,874)                                              3,952,023          4,870,876
   Mortgage loans                                                      536,357            490,876
   Policy loans                                                        159,222            170,353
   Mutual funds                                                         29,633             24,380
   Common stocks available for sale, at fair value (cost:
      2006, $21,701; 2005, $25,015)                                     22,006             26,341
   Securities lending collateral, at fair value (which
      approximates cost)                                             2,110,459          1,278,694
   Other invested assets                                                47,045             65,310
                                                                   -----------        -----------

   Total investments and cash                                        7,024,467          7,116,896

Variable annuity assets held in separate accounts                   27,789,310         24,379,389
Accrued investment income                                               59,167             67,911
Deferred acquisition costs                                           1,456,680          1,378,018
Other deferred expenses                                                263,613            255,601
Income taxes currently receivable from Parent                               67              4,833
Goodwill                                                                14,056             14,056
Other assets                                                           108,852             73,562
                                                                   -----------        -----------

TOTAL ASSETS                                                       $36,716,212        $33,290,266
                                                                   ===========        ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                  DECEMBER 31,

                                                                       2006               2005
                                                                    -----------        -----------
                                                                            (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
   Reserves for fixed annuity and fixed accounts of variable
     annuity contracts                                              $ 2,926,124        $ 3,548,441
   Reserves for universal life insurance contracts                    1,408,877          1,472,956
   Reserves for guaranteed investment contracts                          42,647            117,556
   Reserves for guaranteed benefits                                      75,234             65,895
   Securities lending payable                                         2,110,459          1,278,694
   Due to affiliates                                                     23,866             11,914
   Other liabilities                                                    233,948            245,046
                                                                    -----------        -----------

   Total reserves, payables and accrued liabilities                   6,821,155          6,740,502

Variable annuity liabilities related to separate accounts            27,789,310         24,379,389

Deferred income taxes                                                   345,376            316,578
                                                                    -----------        -----------

Total liabilities                                                    34,955,841         31,436,469
                                                                    -----------        -----------

Shareholder's equity:

  Common stock                                                            3,511              3,511
  Additional paid-in capital                                            761,664            761,259
  Retained earnings                                                     992,179          1,074,953
  Accumulated other comprehensive income                                  3,017             14,074
                                                                    -----------        -----------

  Total shareholder's equity                                          1,760,371          1,853,797
                                                                    -----------        -----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                          $36,716,212        $33,290,266
                                                                    ===========        ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              2006           2005           2004
                                                            ---------      ---------      ---------
                                                                       (in thousands)
REVENUES

     Fee income:
         Variable annuity policy fees, net of
            reinsurance                                     $ 491,422      $ 429,037      $ 374,367
         Asset management fees                                 79,385         82,128         84,343
         Universal life insurance policy fees, net of
            reinsurance                                        29,539         33,244         33,899
         Surrender charges                                     26,416         26,900         26,219
         Other fees                                            16,478         15,510         15,753
                                                            ---------      ---------      ---------
     Total fee income                                         643,240        586,819        534,581

     Investment income                                        326,671        344,691        362,607
     Net realized investment gain (loss)                        3,928          8,925        (22,820)
                                                            ---------      ---------      ---------

Total revenues                                                973,839        940,435        874,368
                                                            ---------      ---------      ---------

BENEFITS AND EXPENSES
     Interest expense:
        Fixed annuity and fixed accounts of variable
         annuity contracts                                    108,268        124,575        140,889
        Universal life insurance contracts                     66,361         70,290         73,745
        Guaranteed investment contracts                         4,607          6,608          6,034
        Subordinated notes payable to affiliates                   --             --          2,081
                                                            ---------      ---------      ---------
     Total interest expense                                   179,236        201,473        222,749
     Amortization of bonus interest                            22,526         18,069         10,357
     Amortization of deferred acquisition costs and
       other deferred expenses                                218,795        218,029        157,650
     Claims on universal life insurance contracts, net
       of reinsurance recoveries                               17,897         18,412         17,420
     Guaranteed benefits, net of
       reinsurance recoveries                                  42,685         24,967         58,756
     General and administrative expenses                      149,450        131,310        131,612
     Annual commissions                                        89,798         75,534         64,323
                                                            ---------      ---------      ---------

Total benefits and expenses                                   720,387        687,794        662,867
                                                            ---------      ---------      ---------

PRETAX INCOME                                                 253,452        252,641        211,501

Income tax expense                                             56,226         70,738          6,410
                                                            ---------      ---------      ---------

INCOME BEFORE CUMULATIVE EFFECT OF
     ACCOUNTING CHANGE                                        197,226        181,903        205,091

Cumulative effect of accounting change, net of tax                 --             --        (62,589)
                                                            ---------      ---------      ---------

NET INCOME                                                  $ 197,226      $ 181,903      $ 142,502
                                                            ---------      ---------      ---------


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                           2006            2005            2004
                                                         ---------       ---------       ---------
                                                                      (in thousands)
OTHER COMPREHENSIVE LOSS, NET OF TAX:

Unrealized depreciation of investments - net of
   reclassification and related
   amortization of deferred acquisition
   costs and other deferred expenses                     $ (18,992)      $ (77,495)      $ (20,487)

Reclassification adjustment for net realized (gain)
   loss included in net income                                (567)        (10,436)         19,263

Foreign currency translation adjustments                     2,546          (2,071)          1,170

Deferred income tax benefit on above changes                 5,956          31,502              19
                                                         ---------       ---------       ---------
OTHER COMPREHENSIVE LOSS                                   (11,057)        (58,500)            (35)
                                                         ---------       ---------       ---------
COMPREHENSIVE INCOME                                     $ 186,169       $ 123,403       $ 142,467
                                                         =========       =========       =========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           2006              2005              2004
                                                                        -----------       -----------       -----------
                                                                                        (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                              $   197,226       $   181,903       $   142,502
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax                             --                --            62,589
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity contracts          108,268           124,575           140,889
    Universal life insurance contracts                                       66,361            70,290            73,745
    Guaranteed investment contracts                                           4,607             6,608             6,034
  Net realized investment (gain) loss                                        (3,928)           (8,925)           22,820
  Amortization of net premium/(accretion of net discount) on
   Investments                                                               (1,790)           12,399              (705)
  Amortization of deferred acquisition costs and other expenses             241,321           236,098           168,007
  Acquisition costs deferred                                               (245,028)         (202,790)         (246,033)
  Other expenses deferred                                                   (27,996)          (22,619)          (46,799)
  Provision for deferred income taxes                                        34,754            90,547            49,337
  Change in:
    Accrued investment income                                                 8,744             5,858               878
    Income taxes currently receivable from Parent                             4,766             5,112             5,510
    Other assets                                                             (4,867)           (4,842)            6,035
    Due from/to affiliates                                                   11,952            (9,741)            2,366
    Other liabilities                                                        26,450             2,292             7,132
  Other, net                                                                (15,639)          (13,556)          (12,836)
                                                                        -----------       -----------       -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                   405,201           473,209           381,471

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks                             (595,892)       (2,368,070)       (1,232,311)
  Mortgage loans                                                           (209,311)         (112,327)          (31,502)
  Other investments, excluding short-term investments                       (14,715)          (48,499)          (33,235)
Sales of:
  Bonds, notes and redeemable preferred stocks                              668,845         1,674,197           651,301
  Other investments, excluding short-term investments                         4,378            56,295            22,283
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks                              800,127           826,462           898,682
  Mortgage loans                                                            164,203           246,470           125,475
  Other investments, excluding short-term investments                        11,230            15,903            10,915
Change in securities lending collateral                                    (831,765)         (394,902)         (369,647)
                                                                        -----------       -----------       -----------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                     $    (2,900)      $  (104,471)      $    41,961

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            2006               2005             2004
                                                                         -----------       -----------       -----------
                                                                                         (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity contracts         $ 1,588,153       $ 1,351,964       $ 1,360,319
  Universal life insurance contracts                                          38,774            41,611            45,183
Net exchanges from the fixed accounts of variable annuity contracts       (1,598,673)       (1,171,713)       (1,332,240)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity contracts            (688,604)         (611,301)         (458,052)
  Universal life insurance contracts                                         (52,833)          (57,465)          (69,185)
  Guaranteed investment contracts                                            (79,413)         (104,411)           (8,614)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity contracts             (86,143)          (99,903)         (108,691)
  Universal life insurance contracts                                         (97,671)          (98,473)         (105,489)
Net receipts from (repayments of) other short-term financings                     --                --           (41,060)
Net payment related to a modified coinsurance transaction                         --                --            (4,738)
Change in securities lending payable                                         831,765           394,902           369,647
Dividend paid to Parent                                                     (280,000)          (25,000)           (2,500)
                                                                         -----------       -----------       -----------
NET CASH USED IN FINANCING ACTIVITIES                                       (424,645)         (379,789)         (355,420)
                                                                         -----------       -----------       -----------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM
  INVESTMENTS                                                                (22,344)          (11,051)           68,012

CASH AND SHORT-TERM INVESTMENTS
  AT BEGINNING OF PERIOD                                                     190,066           201,117           133,105
                                                                         -----------       -----------       -----------
CASH AND SHORT-TERM INVESTMENTS
  AT END OF PERIOD                                                       $   167,722       $   190,066       $   201,117
                                                                         ===========       ===========       ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid on indebtedness                                            $        --       $        --       $     2,081
                                                                         ===========       ===========       ===========

Income taxes received from (paid to) Parent                              $   (16,706)      $    24,923       $   (47,749)
                                                                         ===========       ===========       ===========
Non-cash activity - bonus interest expense deferred and credited to
   reserve for annuity contracts                                         $    28,471       $    22,338       $    16,107
                                                                         ===========       ===========       ===========

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2006, 2005 AND 2004

1.   BASIS OF PRESENTATION

     AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities in the United States and abroad. AIG's activities include general insurance, life insurance and retirement services, financial services and asset management.

     The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products. The Company owns 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") and AIG SunAmerica Fund Services, Inc. ("SFS").

     SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

     The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

     Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 28%, 32% and 25% of deposits in the years ended December 31, 2006, 2005 and 2004, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 16%, 12% and 16% of deposits in the years ended December 31, 2006, 2005 and 2004, respectively. No other independent selling organization was responsible for 10% or more of deposits for any such period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

     INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

     Bonds, notes and redeemable preferred stocks available for sale and common stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, other deferred expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

     Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value. Real estate is carried at the lower of cost or net realizable value.

     Securities lending collateral consists of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement was $2,041,026,000 and $1,249,900,000 as of December 31, 2006 and 2005, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income. At December 31, 2006, approximately $50,988,000 of such collateral was invested in AIG affiliated entities.

     Other invested assets consist principally of investments in derivative financial instruments purchased to partially offset the risk of guaranteed minimum account value ("GMAV") benefits and guaranteed minimum withdrawal benefits ("GMWB") (see Note 7) and a limited partnership. The derivative financial instruments are marked to market and changes in market value are recorded through net realized investment gain (loss) included in the consolidated statement of income and comprehensive income. The limited partnership investment in which the Company holds five percent or greater interest is carried at the Company's share of the net asset value of the partnership. The change in such net asset value, accounted for under the equity method, is recorded in earnings through investment income.

     Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairment writedowns totaled $12,205,000, $10,288,000 and $21,050,000 in 2006, 2005 and 2004,
      respectively.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and derivative financial instruments entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Gains and losses in the fair value of derivatives are recognized in net realized investment gain (loss) in the consolidated statement of income and comprehensive income.

      The Company issues certain variable annuity products that offer optional GMAV and GMWB living benefits. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other assets in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded in net realized investment gain (loss) in the consolidated statement of income and comprehensive income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

      DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance was 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gain or loss on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

      OTHER DEFERRED EXPENSES: The annuity operations currently offer enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $14,056,000 (net of accumulated amortization of $18,838,000) at December 31, 2006 and 2005. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2006 and 2005, and has determined that no impairment provision is necessary.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GUARANTEED INVESTMENT
      CONTRACTS: Reserves for fixed annuity, Fixed Options, universal life insurance and guaranteed investment contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on these products are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.

      RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit ("EEB") and guaranteed minimum income benefits ("GMIB") are accounted for in accordance with Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

      FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

      INCOME TAXES: Prior to 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENT ACCOUNTING STANDARDS:

      ACCOUNTING CHANGES: FASB staff pronouncement ("FSP") FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," ("FSP FAS 115-1") replaces the measurement and recognition guidance set forth in Emerging Issue Task Force ("EITF") Issue No. 03-1 and codifies certain existing guidance on impairment and accretion of income in periods subsequent to an other-than-temporary impairment, where appropriate. The Company's adoption of FSP FAS 115-1 on January 1, 2006 did not have a material effect on the Company's consolidated financial condition or results of operations.

      On June 29, 2005, the Financial Accounting Standards Board ("FASB") issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives:
      Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS
      133. The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance was January 1, 2006. The adoption of this guidance did not have a material effect on the Company's consolidated financial condition or results of operations.

      FUTURE APPLICATION OF ACCOUNTING STANDARDS: In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No.
      97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of SOP 05-1 is January 1, 2007. Based on current practices, the Company does not expect the implementation of SOP 05-1 to have a material effect on its consolidated financial position or results of operations.

      On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (FAS 155), an amendment of FAS 140 and FAS
      133. FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FSA 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. FAS 155 is effective for all financial instruments acquired, issued, or subject to a remeasurement (new basis) event occurring after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company does not expect the implementation of FAS 155 to have a material effect on its consolidated financial position or results of operations.

      In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The effective date of this implementation guidance is January 1, 2007, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. The Company does not expect the implementation of FIN 48 to have a material effect on its consolidated financial condition or consolidated results of operations.

      In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in earnings in the current period. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the effect of implementing this guidance, which depends on the nature and extent of items elected to be measured at fair value, upon initial application of the standard on January 1, 2008.

3.    INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
AT DECEMBER 31, 2006:

U.S. government securities                         $   32,703         $   32,980
Mortgage-backed securities                            937,508            941,010
Securities of public utilities                        248,440            248,667
Corporate bonds and notes                           2,289,158          2,293,370
Other debt securities                                 438,803            435,996
                                                   ----------         ----------

  Total                                            $3,946,612         $3,952,023
                                                   ==========         ==========

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
AT DECEMBER 31, 2005:

U.S. government securities                         $   32,340         $   33,337
Mortgage-backed securities                          1,049,241          1,058,516
Securities of public utilities                        275,482            277,763
Corporate bonds and notes                           2,786,283          2,817,720
Other debt securities                                 679,528            683,540
                                                   ----------         ----------

  Total                                            $4,822,874         $4,870,876
                                                   ==========         ==========

      At December 31, 2006, bonds, notes and redeemable preferred stocks included $131,159,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 32%, 28% and 14% concentrated in cyclical consumer product, utilities and noncyclical consumer product industries, respectively. No other industry concentration constituted more than 10% of these assets.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      At December 31, 2006, mortgage loans were collateralized by properties located in 22 states, with loans totaling approximately 34% of the aggregate carrying value of the portfolio secured by properties located in California. No more than 10% of the portfolio was secured by properties in any other single state.

      At December 31, 2006, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $50,000 of bonds.

      As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

      The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets to fixed-rate instruments.

      At December 31, 2006, $9,709,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

      Included in the bonds, notes and redeemable preferred stock at December 31, 2006 is a bond carried at fair value of $22,484,000 that is issued by an affiliate.

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2006, follow:

                                                    Amortized         Estimated
                                                      Cost            Fair Value
                                                   ----------         ----------
                                                          (in thousands)
Due in one year or less                            $  321,883         $  320,236
Due after one year through five years               1,381,298          1,377,962
Due after five years through ten years                960,588            963,421
Due after ten years                                   345,335            349,394
Mortgage-backed securities                            937,508            941,010
                                                   ----------         ----------

  Total                                            $3,946,612         $3,952,023
                                                   ==========         ==========

      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                      Gross              Gross
                                                   Unrealized         Unrealized
                                                      Gains             Losses
                                                   -----------        -----------
                                                           (in thousands)
AT DECEMBER 31, 2006:

U.S. government securities                         $       483         $   (206)
Mortgage-backed securities                               7,783           (4,281)
Securities of public utilities                           2,613           (2,386)
Corporate bonds and notes                               30,444          (27,877)
Other debt securities                                    4,537           (7,344)
                                                   -----------         --------

  Total                                            $    45,860         $(42,094)
                                                   ===========         ========

                                                      Gross              Gross
                                                   Unrealized         Unrealized
                                                      Gains             Losses
                                                   -----------        -----------
                                                           (in thousands)
AT DECEMBER 31, 2005:

U.S. government securities                         $       997         $     --
Mortgage-backed securities                              15,534           (6,259)
Securities of public utilities                           4,449           (2,168)
Corporate bonds and notes                               59,243          (26,905)
Other debt securities                                   12,697           (8,685)
                                                   -----------         --------

  Total                                            $    92,920         $(44,017)
                                                   ===========         ========

      Gross unrealized gains on equity securities were $305,000 and $1,326,000 at December 31, 2006 and 2005, respectively. There were no unrealized losses on equity securities at December 31, 2006 and 2005.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005 (dollars in thousands).

                                       Less than 12 Months              12 Months or More                      Total
                                 -----------------------------  ------------------------------  --------------------------------
                                             Unrealized                      Unrealized                      Unrealized
December 31, 2006                Fair Value     Loss     Items  Fair Value      Loss     Items  Fair Value      Loss      Items
                                 -----------------------------  ------------------------------  --------------------------------
U.S. Government                  $   18,077   $   (206)      2  $        --  $      --      --  $    18,077   $    (206)       2
Mortgage-backed securities          183,835     (1,114)     18      218,826     (3,167)     60      402,661      (4,281)      78
Securities of public utilities       37,825       (133)      6       97,536     (2,253)     22      135,361      (2,386)      28
Corporate bonds and notes           342,311     (2,732)     42    1,007,523    (25,145)    166    1,349,834     (27,877)     208
Other debt securities                99,877       (938)     19      145,914     (6,406)     32      245,791      (7,344)      51
                                 -----------------------------  ------------------------------  --------------------------------
Total                            $  681,925   $ (5,123)     87  $ 1,469,799  $ (36,971)    280  $ 2,151,724   $ (42,094)     367
                                 =============================  ==============================  ================================

                                        Less than 12 Months             12 Months or More                       Total
                                 -----------------------------  ------------------------------  ---------------------------------
                                             Unrealized                      Unrealized                      Unrealized
December 31, 2005                Fair Value     Loss     Items  Fair Value      Loss     Items   Fair Value     Loss        Items
                                 -----------------------------  ------------------------------  ---------------------------------
Mortgage-backed securities       $  400,513  $  (4,275)     85  $  57,067    $ (1,984)      13  $   457,580   $ (6,259)        98
Securities of public utilities       83,797     (1,538)     19     18,485        (630)       6      102,282     (2,168)        25
Corporate bonds and notes         1,156,959    (18,235)    189    233,052      (8,670)      49    1,390,011    (26,905)       238
Other debt securities               181,348     (3,540)     31    124,346      (5,145)      23      305,694     (8,685)        54
                                 -----------------------------  ------------------------------  ---------------------------------
 Total                           $1,822,617  $ (27,588)    324  $ 432,950    $ (16,429)     91  $ 2,255,567   $(44,017)       415
                                 =============================  ==============================  =================================

The net realized investment gain (loss) includes the following:

                                                                  Years ended December 31,
                                                  ----------------------------------------------------
                                                       2006              2005               2004
                                                  --------------   ---------------    ----------------
                                                                    (in thousands)
Bonds, notes and redeemable preferred stock       $       1,685    $    (19,770)      $        (20,613)
Common stock                                             (1,124)             51                   (242)
Other gains (losses)                                      3,367          28,644                 (1,965)
                                                  -------------    ------------       ----------------
Net realized investment gain (loss)               $       3,928    $      8,925       $        (22,820)
                                                  =============    ============       ================

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      Realized investment gains and losses on sales of bonds, notes and redeemable preferred stock and equity securities are as follows:

                                                                              Years ended December 31,
                                                  -------------------------------------------------------------------------------
                                                           2006                      2005                          2004
                                                  --------------------   ---------------------------  ---------------------------
                                                                                   (in thousands)
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
    Realized gains                                $    17,049            $                 11,526     $        12,240
    Realized losses                                    (6,659)                            (23,927)            (12,623)

COMMON STOCKS:
    Realized gains                                $     2,376            $                     51     $             5
    Realized losses                                        --                                  --                (247)


      The sources and related amounts of investment income are as follows:

                                                                              Years ended December 31,
                                                  -----------------------------------------------------------------------------
                                                          2006                      2005                         2004
                                                  --------------------   ---------------------------  -------------------------
                                                                                   (in thousands)
Short-term investments                            $       13,926         $             7,740          $             2,483
Bonds, notes and redeemable preferred stocks             257,509                     264,284                      293,258
Mortgage loans                                            41,915                      48,633                       50,825
Partnerships                                               1,155                      10,393                          417
Policy loans                                              13,288                      13,869                       17,130
Other invested assets                                      1,062                       1,780                          960
Less: investment expenses                                 (2,184)                     (2,008)                      (2,466)
                                                  --------------         -------------------          -------------------

Total investment income                           $      326,671         $           344,691          $           362,607
                                                  ==============         ===================          ===================

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

      OTHER INVESTED ASSETS: Other invested assets include derivative financial instruments and partnerships. The fair value of the derivative financial instruments is based principally on broker quotes. Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
      CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      OTHER ASSETS: Included in other assets are the embedded derivatives relating to GMAV and GMWB. Fair value for these embedded derivatives is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations of contract holder behavior.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

     The estimated fair values of the Company's financial instruments at December 31, 2006 and 2005 compared with their respective carrying values are as follows:

                                                                      Carrying           Fair
                                                                       Value            Value
                                                                    ------------     ------------
                                                                             (in thousands)
DECEMBER 31, 2006:

ASSETS:
      Cash and short-term investments                               $    167,722     $    167,722
      Bonds, notes and redeemable preferred stocks                     3,952,023        3,952,023
      Mortgage loans                                                     536,357          544,519
      Policy loans                                                       159,222          159,222
      Mutual funds                                                        29,633           29,633
      Common stocks                                                       22,006           22,006
      Securities lending collateral                                    2,110,459        2,110,459
      Other invested assets                                               47,045           47,045
      Other assets                                                        46,430           46,430

LIABILITIES:
      Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                         $  2,926,124     $  2,878,992
      Reserves for guaranteed investment contracts                        42,647           42,729
      Securities lending payable                                       2,110,459        2,110,459

                                                                      Carrying           Fair
                                                                       Value            Value
                                                                    ------------     ------------
                                                                             (in thousands)
DECEMBER 31, 2005:

ASSETS:
      Cash and short-term investments                               $    190,066     $    190,066
      Bonds, notes and redeemable preferred stocks                     4,870,876        4,870,876
      Mortgage loans                                                     490,876          508,485
      Policy loans                                                       170,353          170,353
      Mutual funds                                                        24,380           24,380
      Common stocks                                                       26,341           26,341
      Securities lending collateral                                    1,278,694        1,278,694
      Other invested assets                                               65,310           65,310
      Other assets                                                        14,759           14,759

LIABILITIES:
      Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                         $  3,548,441     $  3,477,797
      Reserves for guaranteed investment contracts                       117,556          117,646
      Securities lending payable                                       1,278,694        1,278,694

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   DEFERRED ACQUISITION COSTS

     The following table summarizes the activity in deferred acquisition costs:

                                                  Years Ended December 31,
                                                  ------------------------
                                                    2006            2005
                                                 -----------    -----------
                                                       (in thousands)
Balance at beginning of year                     $ 1,378,018    $ 1,349,089
Acquisition costs deferred                           245,028        202,790
Effect of net unrealized loss on securities           23,908         13,570
Amortization charged to income                      (190,274)      (187,431)
                                                 -----------    -----------

Balance at end of year                           $ 1,456,680    $ 1,378,018
                                                 ===========    ===========

6.   OTHER DEFERRED EXPENSES

     The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                  Bonus       Distribution
                                                 Payments         Costs          Total
                                                ---------     ------------    ---------
                                                            (in thousands)
YEAR ENDED DECEMBER 31, 2006

Balance at beginning of year                    $ 194,603      $  60,998      $ 255,601
Expenses deferred                                  41,728         14,739         56,467
Effect of net unrealized loss on securities         2,592             --          2,592
Amortization charged in income                    (22,526)       (28,521)       (51,047)
                                                ---------      ---------      ---------

Balance at end of year                          $ 216,397      $  47,216      $ 263,613
                                                =========      =========      =========

YEAR ENDED DECEMBER 31, 2005

Balance at beginning of year                    $ 182,103      $  75,678      $ 257,781
Expenses deferred                                  29,039         15,918         44,957
Effect of net unrealized loss on securities         1,530             --          1,530
Amortization charged in income                    (18,069)       (30,598)       (48,667)
                                                ---------      ---------      ---------

Balance at end of year                          $ 194,603      $  60,998      $ 255,601
                                                =========      =========      =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS

     The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as guaranteed minimum death benefits ("GMDB"), guaranteed minimum account value ("GMAV"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum income benefit ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

     The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees (GMDB, GMIB and EEB) are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

     The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

     If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

     GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options and futures on the S&P 500 index to partially offset this risk.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base.

     Details concerning the Company's guaranteed benefit exposures as are as follows:

                                                                                                      Highest
                                                                                                     Specified
                                                                                                    Anniversary
                                                                                                   Account Value
                                                                             Return of Net             Minus
                                                                            Deposits Plus a         Withdrawals
                                                                                Minimum                Post
                                                                                Return              Anniversary
                                                                            ---------------        ------------
                                                                                    (dollars in millions)
AT DECEMBER 31, 2006

In the event of death (GMDB and EEB):
       Net account value                                                      $   10,579             $ 11,357
       Net amount at risk (a)                                                 $      598             $    541
       Average attained age of contract holders                                       67                   65
       Range of guaranteed minimum return rates                                     0%-5%                   0%

At annuitization (GMIB):
       Net account value                                                      $    2,718
       Net amount at risk (b)                                                 $       21
       Weighted average period remaining until earliest annuitization                2.8
       Range of guaranteed minimum return rates                                   0%-6.5%

Accumulation at specified date (GMAV):
       Account value                                                          $    2,191
       Net amount at risk (c)                                                         --
       Weighted average period remaining until guaranteed  payment                   7.5

Annual withdrawals at specified date (GMWB):
       Account value                                                          $    3,323
       Net amount at risk (d)                                                 $        2
       Weighted average period remaining until guaranteed  payment                  19.2

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7. GUARANTEED BENEFITS (Continued)

                                                                                                      Highest
                                                                                                     Specified
                                                                                                    Anniversary
                                                                                                   Account Value
                                                                             Return of Net             Minus
                                                                            Deposits Plus a         Withdrawals
                                                                                Minimum                Post
                                                                                Return              Anniversary
                                                                            ---------------        ------------
                                                                                    (dollars in millions)
AT DECEMBER 31, 2005

In the event of death (GMDB and EEB):
       Net account value                                                      $    9,968            $    9,166
       Net amount at risk (a)                                                 $      782            $      826
       Average attained age of contract holders                                       67                    64
       Range of guaranteed minimum return rates                                   0%-5.0%                    0%

At annuitization (GMIB):
       Net account value                                                      $    2,164
       Net amount at risk (b)                                                 $        3
       Weighted average period remaining until earliest annuitization                3.2
       Range of guaranteed minimum return rates                                   0%-6.5%

Accumulation at specified date (GMAV):
       Account value                                                          $    1,932
       Net amount at risk (c)                                                         --
       Weighted average period remaining until guaranteed  payment                   8.3

Annual withdrawals at specified date (GMWB):
       Account value                                                          $    1,026
       Net amount at risk (d)                                                         --
       Weighted average period remaining until expected payout                      15.9

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders annuitized at the same balance sheet date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

(d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $71.1 and $91.5 million as of December 31, 2006 and 2005, respectively and is payable no sooner than 10 years from the end of the waiting period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.   GUARANTEED BENEFITS (Continued)

     The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                Years Ended December 31,
                                                                ------------------------
                                                                   2006           2005
                                                                ----------    ----------
                                                                      (in thousands)
Balance at the beginning of the year, before reinsurance        $   97,472    $   76,949
Guaranteed benefits incurred                                        45,976        26,244
Guaranteed benefits paid                                           (33,346)       (5,721)
                                                                ----------    ----------

Balance at the end of the year, before reinsurance                 110,102        97,472
Less reinsurance                                                   (34,868)      (31,577)
                                                                ----------    ----------

Balance at the end of the year, net of reinsurance              $   75,234    $   65,895
                                                                ==========    ==========

     The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2006 and 2005:

          - Data used was 5,000 stochastically generated investment performance scenarios.

          -    Mean investment performance assumption was 10%.

          -    Volatility assumption was 16%.

          -    Mortality was assumed to be 64% of the 75-80 ALB table.

          - Lapse rates vary by contract type and duration and range from 0% to 40%.

          -    The discount rate was approximately 8%.

8.   REINSURANCE

     Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

     Variable policy fees are net of reinsurance premiums of $27,210,000, $28,108,000 and $28,604,000 in 2006, 2005 and 2004, respectively. Universal life insurance fees are net of reinsurance premiums of $35,182,000, $33,408,000 and $34,311,000 in 2006, 2005 and 2004, respectively.

     The Company has a reinsurance treaty that limits the Company's universal life risk on any one insured life to $100,000. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $27,506,000, $32,422,000 and $34,163,000 in 2006, 2005 and
     2004, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $3,291,000, $1,277,000 and $2,716,000 in 2006, 2005 and 2004,
     respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has four agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2006 is $108,562,000. Related to each of these agreements are participation agreements with the Parent under which the Parent will share $39,377,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. Three of these commitments are scheduled to expire in 2007. The Company's commitments under the fourth agreement with respect to senior securities are scheduled to expire on October 1, 2009, and those with respect to subordinated securities are scheduled to expire on October 1, 2022. These commitments may be extended beyond their stated maturities. Management does not anticipate any material future losses with respect to these commitments.

     Like many other companies, including financial institutions and brokers, the Company has received subpoenas for information in connection with an ongoing investigation by the Securities and Exchange Commission ("SEC") and the United States Department of Justice ("DOJ") concerning the issuance of guaranteed investment contracts in connection with tax exempt issuances. The Company is cooperating fully with the investigation. The impact of this matter, if any, on the Company's financial position cannot be reasonably estimated at this time.

     Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquires involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

     In February 2006, AIG reached a resolution of claims and matters under investigation with the DOJ, the SEC, the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

     Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Except as noted above, contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.   COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

     At December 31, 2006, SAAMCo has lease commitments, under joint and several obligations with affiliates, for long-term, non-cancelable, operating leases expiring on various dates through 2011 and thereafter are as follows:

2007            $ 3,082,000
2008              2,833,000
2009              2,959,000
2010              2,959,000
2011              2,959,000
Thereafter       20,139,000
                -----------
                $34,931,000
                ===========

     Rent expense was $3,122,000, $3,456,000 and $3,358,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY

     The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2006 and 2005, 3,511 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                                           Years ended December 31,
                                                            --------------------------------------------------
                                                               2006                2005              2004
                                                            ------------       ------------       ------------
                                                                              (in thousands)

ADDITIONAL PAID-IN CAPITAL:
  Beginning balances                                        $    761,259       $    758,346       $    709,246
  Capital contributions by Parent                                    405              2,913             49,100
                                                            ------------       ------------       ------------

  Ending balances                                           $    761,664       $    761,259       $    758,346
                                                            ============       ============       ============

RETAINED EARNINGS:
  Beginning balances                                        $  1,074,953       $    919,612       $    828,423
  Net income                                                     197,226            181,903            142,502
  Dividends paid to Parent                                      (280,000)           (25,000)            (2,500)
  Adjustment for SICO compensation (See Note 12)                      --             (1,562)                --
  Adjustment for tax benefit of distributed subsidiary                --                 --                287
  Tax effect on a distribution of investment                          --                 --            (49,100)
                                                            ------------       ------------       ------------

  Ending balances                                           $    992,179       $  1,074,953       $    919,612
                                                            ============       ============       ============
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Beginning balances                                       $     14,074       $     72,575       $     72,610
   Unrealized depreciation of investments, net of
     reclassification adjustments                                (46,059)          (103,031)            (1,524)
   Translation adjustment                                          2,546             (2,071)             1,170
   Effect on deferred acquisition costs and other
     deferred expenses                                            26,500             15,100                300
   Income tax benefit                                              5,956             31,501                 19
                                                            ------------       ------------       ------------

   Ending balances                                          $      3,017       $     14,074       $     72,575
                                                            ============       ============       ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.  SHAREHOLDER'S EQUITY (Continued)

     Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                  December 31,     December 31,
                                                      2006            2005
                                                  ------------     ------------
                                                         (in thousands)

Gross unrealized gains                             $   46,190       $   94,246
Gross unrealized losses                               (42,094)         (44,093)
Unrealized gain (loss) on foreign currency              1,645             (901)
Adjustment to DAC and other deferred expenses          (1,100)         (27,600)
Deferred income taxes                                  (1,624)          (7,578)
                                                   ----------       ----------
Accumulated other comprehensive income             $    3,017       $   14,074
                                                   ==========       ==========

     Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2007 without obtaining prior approval is $78,534,000.

     Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $147,384,000, $171,505,000 and $99,288,000 for the years ended December 31, 2006, 2005 and 2004, respectively. The Company's statutory capital and surplus totaled $788,854,000 and $950,636,000 at December 31, 2006 and 2005, respectively.

11.  INCOME TAXES

     The components of the provisions for income taxes on pretax income consist of the following:

                                     Years ended December 31,
                               -------------------------------------
                                 2006         2005            2004
                               --------      --------       --------
                                         (in thousands)
Current expense (benefit)      $ 21,472      $(19,809)      $(42,927)
Deferred expense                 34,754        90,547         49,337
                               --------      --------       --------

Total income tax expense       $ 56,226      $ 70,738       $  6,410
                               ========      ========       ========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     The U.S. Federal income tax rate is 35% for 2006, 2005 and 2004. Actual tax expense on income differs from the "expected" amount computed by applying the Federal income tax rate because of the following:

                                                             Years ended December 31,
                                                       --------------------------------------
                                                         2006           2005           2004
                                                       --------       --------       --------
                                                                   (in thousands)

Amount computed at statutory rate                      $ 88,708       $ 88,424       $ 74,025
Increases (decreases) resulting from:
   State income taxes, net of federal tax benefit         2,064          1,094          4,020
   Dividends received deduction                         (35,016)       (19,091)       (19,058)
   Tax credits                                           (4,064)        (1,233)        (4,000)
   Adjustment to prior year tax liability (a)            (2,068)            --        (39,730)
   Other, net                                             6,602          1,544         (8,847)
                                                       --------       --------       --------

  Total income tax expense                             $ 56,226       $ 70,738       $  6,410
                                                       ========       ========       ========

(a) In 2004 and 2006, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

     Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

     At December 31, 2006, the Company had net operating carryforwards and capital loss carryforwards for Federal income tax purposes of $15,500,000 and $47,900,000, respectively. Such carryforwards expire in 2023 and 2007, respectively. In addition, at December 31, 2006, SACS had a New Jersey net operating loss carryforward of $96,200,000. This carryforward begins to expire in 2009.

     The Company has concluded that is more likely than not that the New Jersey net operating loss carryforward will not be fully realized. Accordingly, at December 31, 2006, the Company has a valuation allowance of $3,475,000 related to this net operating loss carryforward.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.  INCOME TAXES (Continued)

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                         December 31,    December 31,
                                                                            2006            2005
                                                                         ------------    ------------
                                                                               (in thousands)
DEFERRED TAX LIABILITIES:

Deferred acquisition costs and other deferred expenses                    $ 535,600       $ 514,893
State income taxes                                                               --           4,003
Net unrealized gain on debt and equity securities available for sale          1,624           7,578
Partnership income/loss                                                       6,376           7,331
Other liabilities                                                                --             465
                                                                          ---------       ---------
   Total deferred tax liabilities                                           543,600         534,270
                                                                          ---------       ---------

DEFERRED TAX ASSETS:

Investments                                                                 (21,579)        (16,802)
Contract holder reserves                                                   (123,361)       (151,424)
Guaranty fund assessments                                                    (3,309)         (3,313)
Reserve for guaranteed benefits                                             (26,332)        (23,063)
Net operating loss carryforward                                              (5,425)         (5,425)
Capital loss carryforward - Federal                                         (16,770)        (16,770)
State income taxes and net operating loss                                    (4,549)             --
Other assets                                                                   (374)           (895)
                                                                          ---------       ---------
   Total deferred tax assets                                               (201,699)       (217,692)
Valuation allowance                                                           3,475              --
                                                                          ---------       ---------

Deferred income taxes                                                     $ 345,376       $ 316,578
                                                                          =========       =========

     Other than the valuation allowance for the New Jersey net operating loss carryforward, the Company has concluded that the deferred tax asset will be fully realized and no additional valuation allowance is necessary.

12.  RELATED PARTY TRANSACTION

     Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting amount credited to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the participants in the SICO Plans.

     As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $1,562,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $405,000 and $1,351,000 in 2006 and 2005, respectively, and is included in general and administrative expenses in the consolidated statement of income and comprehensive income with a corresponding increase to additional paid-in capital.

     On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000 from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000 from SAII. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     On October 27, 2006, the Company amended an existing credit agreement, initially entered on November 1, 2002, under which the Company agreed to make loans to AIG in an aggregate amount of up to $230,000,000. This amended agreement will expire on October 26, 2007. There were no balances outstanding under this agreement at December 31, 2006 and 2005.

     In 2006, the Company paid commissions, including support fees to defray marketing and training costs, to seven affiliated companies: Royal Alliance Associates, Inc.; Advantage Capital Corporation; FSC Services Corporation; AIG Financial Advisors, Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities, Inc. Commissions paid to these broker-dealers totaled $51,643,000, $49,162,000 and $63,268,000 for the years ended December 31, 2006, 2005 and 2004, respectively. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 18%, 20% and 23% of deposits in 2006, 2005 and 2004, respectively. Of the Company's mutual fund sales, approximately 25%, 27% and 25% were distributed by these affiliated broker-dealers for the years ended December 31, 2006, 2005 and 2004, respectively.

     On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,983,000, $1,790,000 and $1,537,000 in 2006, 2005 and 2004, respectively, and are included in the Company's consolidated statement of income and comprehensive income. Additionally, a fee of $150,000 was paid under a different agreement in 2004.

     On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $13,122,000, $9,973,000 and $9,074,000 in 2006, 2005 and 2004, respectively, and are net of certain administrative costs incurred by VALIC of $3,749,000, $2,849,000 and $2,593,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

     The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  RELATED PARTY TRANSACTION (Continued)

     The Company's insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time are guaranteed ("the "Guarantee") by American Home Assurance Company ("American Home"), a subsidiary of AIG. American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public.

     On December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the guarantee by American Home was terminated. The Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The Guarantee will, however, continue to cover insurance obligations on contracts issued by the Company with a date of issue earlier than the Point of Termination, including obligations arising from purchase payments received with respect to these contracts after the Point of Termination. The Guarantee provides that contract owners owning contracts issued by the Company with a date of issue earlier than the Point of Termination can enforce the Guarantee directly against American Home.

     Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, investment management, accounting, occupancy and data processing services to the Company. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services were $170,589,000, $153,180,000 and $148,554,000 for the years ended December
     31, 2006, 2005 and 2004, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $81,987,000, $71,533,000 and $60,183,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

     In addition to the reimbursements noted above, AIG Annuity Insurance Company, an affiliate, is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were $462,000, $526,000 and $658,000 in 2006, 2005 and 2004, respectively.
     The Company believes these costs are less than the Company would have incurred to administer these policies internally.

     Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $2,997,000, $3,326,000 and $3,712,000 for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company incurred $2,490,000, $1,429,000 and $1,113,000 of management fees to an affiliate of the Company to administer its securities lending program in 2006, 2005 and 2004, respectively (see Note 2).

13. SUBSEQUENT EVENT

     In April of 2007, AIGRS made a capital contribution of a limited partnership investment with a market value of approximately $83 million.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                             APRIL 30, 2007 AND 2006

                                    CONTENTS

Report of Independent Registered Public Accounting Firm....................    1
Statement of Assets and Liabilities, April 30, 2007........................    2
Schedule of Portfolio Investments, April 30, 2007..........................   11
Statement of Operations, for the year ended April 30, 2007.................   12
Statement of Changes in Net Assets, for the year ended April 30, 2007......   19
Statement of Changes in Net Assets, for the year ended April 30, 2006......   26
Notes to Financial Statements..............................................   33

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Five

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at April 30, 2007, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
July 23, 2007

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007

                                                   Moderate     Balanced   Conservative   Large Cap    Large Cap
                                       Growth       Growth       Growth       Growth       Growth      Composite
                                      Strategy     Strategy     Strategy     Strategy     Portfolio    Portfolio
                                     (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)    (Class 1)
                                    -----------  -----------  -----------  ------------  -----------  ----------
Assets:
   Investments in shares of Trust,
       at net asset value           $73,086,521  $81,709,158  $60,073,516   $43,237,424  $10,510,004  $3,569,028
                                    -----------  -----------  -----------   -----------  -----------  ----------
Liabilities:                                  0            0            0             0            0           0
                                    -----------  -----------  -----------   -----------  -----------  ----------
                                    $73,086,521  $81,709,158  $60,073,516   $43,237,424  $10,510,004  $3,569,028
                                    ===========  ===========  ===========   ===========  ===========  ==========
Net assets:
   Accumulation units                72,994,612   81,307,316   59,908,322    42,962,363   10,491,937   3,562,281
   Contracts in payout
      (annuitization) period             91,909      401,842      165,194       275,061       18,067       6,747
                                    -----------  -----------  -----------   -----------  -----------  ----------
      Total net assets              $73,086,521  $81,709,158  $60,073,516   $43,237,424  $10,510,004  $3,569,028
                                    ===========  ===========  ===========   ===========  ===========  ==========
Accumulation units outstanding        3,641,651    4,231,809    3,297,863     2,482,202    1,011,578     304,609
                                    ===========  ===========  ===========   ===========  ===========  ==========
Contracts with total expenses of
   1.15%:
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

Contracts with total expenses of
   1.40%:
   Accumulation units outstanding     3,580,480    4,131,233    3,215,153     2,411,595      938,037     295,038
   Unit value of accumulation
      units                         $     20.07  $     19.31  $     18.22   $     17.42  $     10.47  $    11.75

Contracts with total expenses of
   1.52%:
   Accumulation units outstanding        61,171      100,576       82,710        70,607       73,541       9,571
   Unit value of accumulation
      units                         $     19.88  $     19.13  $     18.04   $     17.25  $      9.40  $    10.74

Contracts with total expenses of
   1.55% (1):
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

Contracts with total expenses of
   1.55% (2):
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

Contracts with total expenses of
   1.65%:
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

Contracts with total expenses of
   1.70% (1):
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

Contracts with total expenses of
   1.70% (3):
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

Contracts with total expenses of
   1.75%:
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

Contracts with total expenses of
   1.80%:
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

Contracts with total expenses of
   1.95% (1):
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

Contracts with total expenses of
   1.95% (3):
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

Contracts with total expenses of
   2.00%:
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

Contracts with total expenses of
   2.05%:
   Accumulation units outstanding            --           --           --            --           --          --
   Unit value of accumulation
      units                         $        --  $        --  $        --   $        --  $        --  $       --

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                     Large Cap     Mid Cap      Mid Cap                 International  Diversified
                                       Value        Growth       Value      Small Cap       Equity     Fixed Income
                                     Portfolio    Portfolio    Portfolio    Portfolio     Portfolio     Portfolio
                                     (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)      (Class 1)
                                    -----------  -----------  -----------  -----------  -------------  ------------
Assets:
   Investments in shares of Trust,
      at net asset value            $18,159,582  $14,021,359  $16,807,531  $ 9,851,397   $15,943,006    $9,210,202
                                    -----------  -----------  -----------  -----------   -----------    ----------
Liabilities:                                  0            0            0            0             0             0
                                    -----------  -----------  -----------  -----------   -----------    ----------
                                    $18,159,582  $14,021,359  $16,807,531  $ 9,851,397   $15,943,006    $9,210,202
                                    ===========  ===========  ===========  ===========   ===========    ==========
Net assets:
   Accumulation units                18,112,121   13,996,573   16,775,534    9,803,730    15,889,937     9,105,056
   Contracts in payout
      (annuitization) period             47,461       24,786       31,997       47,667        53,069       105,146
                                    -----------  -----------  -----------  -----------   -----------    ----------
      Total net assets              $18,159,582  $14,021,359  $16,807,531  $ 9,851,397   $15,943,006    $9,210,202
                                    ===========  ===========  ===========  ===========   ===========    ==========
Accumulation units outstanding        1,079,612      708,928      603,383      706,806     1,212,296       736,309
                                    ===========  ===========  ===========  ===========   ===========    ==========
Contracts with total expenses of
   1.15%:
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

Contracts with total expenses of
   1.40%:
   Accumulation units outstanding     1,042,837      665,903      584,961      679,502     1,164,590       661,784
   Unit value of accumulation
      units                         $     16.85  $     19.88  $     27.87  $     13.96   $     13.19    $    12.54

Contracts with total expenses of
   1.52%:
   Accumulation units outstanding        36,775       43,025       18,422       27,304        47,706        74,525
   Unit value of accumulation
      units                         $     16.03  $     18.14  $     27.25  $     13.34   $     12.21    $    12.26

Contracts with total expenses of
   1.55% (1):
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

Contracts with total expenses of
   1.55% (2):
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

Contracts with total expenses of
   1.65%:
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

Contracts with total expenses of
   1.70% (1):
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

Contracts with total expenses of
   1.70% (3):
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

Contracts with total expenses of
   1.75%:
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

Contracts with total expenses of
   1.80%:
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

Contracts with total expenses of
   1.95% (1):
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

Contracts with total expenses of
   1.95% (3):
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

Contracts with total expenses of
   2.00%:
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

Contracts with total expenses of
   2.05%:
   Accumulation units outstanding            --           --           --           --            --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --   $        --    $       --

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                       Cash        Focus                    Moderate      Balanced    Conservative
                                    Management    Growth       Growth        Growth        Growth        Growth
                                     Portfolio   Portfolio    Strategy      Strategy      Strategy      Strategy
                                     (Class 1)   (Class 1)    (Class 2)     (Class 2)     (Class 2)     (Class 2)
                                    ----------  ----------  ------------  ------------  ------------  ------------
Assets:
   Investments in shares of Trust,
      at net asset value            $4,943,288  $4,563,528  $167,891,954  $339,013,457  $271,616,802  $171,328,981
                                    ----------  ----------  ------------  ------------  ------------  ------------
Liabilities:                                 0           0             0             0             0             0
                                    ----------  ----------  ------------  ------------  ------------  ------------
                                    $4,943,288  $4,563,528  $167,891,954  $339,013,457  $271,616,802  $171,328,981
                                    ==========  ==========  ============  ============  ============  ============
Net assets:
   Accumulation units                4,862,931   4,556,219   167,659,568   338,902,985   271,239,429   170,663,402
   Contracts in payout
      (annuitization) period            80,357       7,309       232,386       110,472       377,373       665,579
                                    ----------  ----------  ------------  ------------  ------------  ------------
      Total net assets              $4,943,288  $4,563,528  $167,891,954  $339,013,457  $271,616,802  $171,328,981
                                    ==========  ==========  ============  ============  ============  ============
Accumulation units outstanding         440,696     540,764     8,529,211    17,928,639    15,215,820    10,031,987
                                    ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.15%:
   Accumulation units outstanding           --          --            --            --            --            --
   Unit value of accumulation
      units                         $       --  $       --  $         --  $         --  $         --  $         --

Contracts with total expenses of
   1.40%:
   Accumulation units outstanding      440,245     535,372     2,349,748     5,183,745     4,979,380     3,182,371
   Unit value of accumulation
      units                         $    11.22  $     8.44  $      19.87  $      19.12  $      18.04  $      17.25

Contracts with total expenses of
   1.52%:
   Accumulation units outstanding          451       5,392            --            --            --            --
   Unit value of accumulation
      units                         $    11.09  $     7.90  $         --  $         --  $         --  $         --

Contracts with total expenses of
   1.55% (1):
   Accumulation units outstanding           --          --     1,003,207     1,925,425     1,493,880       703,734
   Unit value of accumulation
      units                         $       --  $       --  $      19.89  $      18.97  $      17.88  $      17.27

Contracts with total expenses of
   1.55% (2):
   Accumulation units outstanding           --          --            --            --            --            --
   Unit value of accumulation
      units                         $       --  $       --  $         --  $         --  $         --  $         --

Contracts with total expenses of
   1.65%:
   Accumulation units outstanding           --          --     4,659,896     9,229,186     7,636,421     5,480,995
   Unit value of accumulation
      units                         $       --  $       --  $      19.55  $      18.81  $      17.75  $      16.96

Contracts with total expenses of
   1.70% (1):
   Accumulation units outstanding           --          --       388,788     1,015,576       859,292       406,176
   Unit value of accumulation
      units                         $       --  $       --  $      19.73  $      18.78  $      17.72  $      17.12

Contracts with total expenses of
   1.70% (3):
   Accumulation units outstanding           --          --            --            --            --            --
   Unit value of accumulation
      units                         $       --  $       --  $         --  $         --  $         --  $         --

Contracts with total expenses of
   1.75%:
   Accumulation units outstanding           --          --            --            --            --            --
   Unit value of accumulation
      units                         $       --  $       --  $         --  $         --  $         --  $         --

Contracts with total expenses of
   1.80%:
   Accumulation units outstanding           --          --            --            --            --            --
   Unit value of accumulation
      units                         $       --  $       --  $         --  $         --  $         --  $         --

Contracts with total expenses of
   1.95% (1):
   Accumulation units outstanding           --          --       127,572       574,707       246,847       258,711
   Unit value of accumulation
      units                         $       --  $       --  $      19.46  $      18.55  $      17.55  $      16.91

Contracts with total expenses of
   1.95% (3):
   Accumulation units outstanding           --          --            --            --            --            --
   Unit value of accumulation
      units                         $       --  $       --  $         --  $         --  $         --  $         --

Contracts with total expenses of
   2.00%:
   Accumulation units outstanding           --          --            --            --            --            --
   Unit value of accumulation
      units                         $       --  $       --  $         --  $         --  $         --  $         --

Contracts with total expenses of
   2.05%:
   Accumulation units outstanding           --          --            --            --            --            --
   Unit value of accumulation
      units                         $       --  $       --  $         --  $         --  $         --  $         --

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                     Large Cap    Large Cap     Large Cap     Mid Cap       Mid Cap
                                       Growth     Composite       Value        Growth        Value      Small Cap
                                     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                     (Class 2)    (Class 2)     (Class 2)    (Class 2)     (Class 2)    (Class 2)
                                    -----------  -----------  ------------  -----------  ------------  -----------
Assets:
   Investments in shares of Trust,
      at net asset value            $97,839,348  $35,977,853  $133,918,680  $96,678,366  $131,942,621  $81,026,612
                                    -----------  -----------  ------------  -----------  ------------  -----------
Liabilities:                                  0            0             0            0             0            0
                                    -----------  -----------  ------------  -----------  ------------  -----------
                                    $97,839,348  $35,977,853  $133,918,680  $96,678,366  $131,942,621  $81,026,612
                                    ===========  ===========  ============  ===========  ============  ===========
Net assets:
   Accumulation units                97,799,960   35,937,284   133,831,592   96,597,779   131,756,978   80,927,004
   Contracts in payout
      (annuitization) period             39,388       40,569        87,088       80,587       185,643       99,608
                                    -----------  -----------  ------------  -----------  ------------  -----------
      Total net assets              $97,839,348  $35,977,853  $133,918,680  $96,678,366  $131,942,621  $81,026,612
                                    ===========  ===========  ============  ===========  ============  ===========
Accumulation units outstanding        9,540,444    3,122,442     8,163,520    4,958,300     4,895,382    5,915,090
                                    ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of
   1.15%:
   Accumulation units outstanding            --           --            --           --            --           --
   Unit value of accumulation
      units                         $        --  $        --  $         --  $        --  $         --  $        --

Contracts with total expenses of
   1.40%:
   Accumulation units outstanding     1,964,733      887,611     1,943,798    1,185,423     1,247,481    1,301,571
   Unit value of accumulation
      units                         $     10.37  $     11.64  $      16.69  $     19.69  $      27.61  $     13.83

Contracts with total expenses of
   1.52%:
   Accumulation units outstanding            --           --            --           --            --           --
   Unit value of accumulation
      units                         $        --  $        --  $         --  $        --  $         --  $        --

Contracts with total expenses of
   1.55% (1):
   Accumulation units outstanding     1,813,517      426,243     1,421,736      757,293       721,513    1,179,690
   Unit value of accumulation
      units                         $     10.31  $     11.58  $      16.18  $     19.65  $      25.90  $     13.80

Contracts with total expenses of
   1.55% (2):
   Accumulation units outstanding            --           --            --           --            --           --
   Unit value of accumulation
      units                         $        --  $        --  $         --  $        --  $         --  $        --

Contracts with total expenses of
   1.65%:
   Accumulation units outstanding     4,484,611    1,509,032     4,096,166    2,451,889     2,497,861    2,701,815
   Unit value of accumulation
      units                         $     10.20  $     11.45  $      16.42  $     19.37  $      27.16  $     13.60

Contracts with total expenses of
   1.70% (1):
   Accumulation units outstanding     1,062,528      243,768       533,286      436,238       323,069      579,934
   Unit value of accumulation
      units                         $     10.24  $     11.49  $      16.06  $     19.48  $      25.69  $     13.70

Contracts with total expenses of
   1.70% (3):
   Accumulation units outstanding            --           --            --           --            --           --
   Unit value of accumulation
      units                         $        --  $        --  $         --  $        --  $         --  $        --

Contracts with total expenses of
   1.75%:
   Accumulation units outstanding            --           --            --           --            --           --
   Unit value of accumulation
      units                         $        --  $        --  $         --  $        --  $         --  $        --

Contracts with total expenses of
   1.80%:
   Accumulation units outstanding            --           --            --           --            --           --
   Unit value of accumulation
      units                         $        --  $        --  $         --  $        --  $         --  $        --

Contracts with total expenses of
   1.95% (1):
   Accumulation units outstanding       215,055       55,788       168,534      127,457       105,458      152,080
   Unit value of accumulation
      units                         $     10.08  $     11.35  $      15.81  $     19.25  $      25.33  $     13.48

Contracts with total expenses of
   1.95% (3):
   Accumulation units outstanding            --           --            --           --            --           --
   Unit value of accumulation
      units                         $        --  $        --  $         --  $        --  $         --  $        --

Contracts with total expenses of
   2.00%:
   Accumulation units outstanding            --           --            --           --            --           --
   Unit value of accumulation
      units                         $        --  $        --  $         --  $        --  $         --  $        --

Contracts with total expenses of
   2.05%:
   Accumulation units outstanding            --           --            --           --            --           --
   Unit value of accumulation
      units                         $        --  $        --  $         --  $        --  $         --  $        --

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                    International   Diversified      Cash        Focus     Focus Growth     Focus
                                        Equity     Fixed Income   Management     Growth     and Income      Value
                                      Portfolio      Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
                                      (Class 2)      (Class 2)    (Class 2)    (Class 2)     (Class 2)    (Class 2)
                                    -------------  ------------  -----------  -----------  ------------  -----------
Assets:
   Investments in shares of Trust,
      at net asset value             $160,936,167  $100,961,977  $46,784,030  $63,978,114   $52,503,782  $89,582,012
                                     ------------  ------------  -----------  -----------   -----------  -----------
Liabilities:                                    0             0            0            0             0            0
                                     ------------  ------------  -----------  -----------   -----------  -----------
                                     $160,936,167  $100,961,977  $46,784,030  $63,978,114   $52,503,782  $89,582,012
                                     ============  ============  ===========  ===========   ===========  ===========
Net assets:
   Accumulation units                 160,863,999   100,842,330   46,614,716   63,868,034    52,432,095   89,484,640
   Contracts in payout
      (annuitization) period               72,168       119,647      169,314      110,080        71,687       97,372
                                     ------------  ------------  -----------  -----------   -----------  -----------
      Total net assets               $160,936,167  $100,961,977  $46,784,030  $63,978,114   $52,503,782  $89,582,012
                                     ============  ============  ===========  ===========   ===========  ===========
Accumulation units outstanding         12,448,342     8,264,766    4,251,568    7,724,963     4,567,315    4,617,631
                                     ============  ============  ===========  ===========   ===========  ===========
Contracts with total expenses of
   1.15%:
   Accumulation units outstanding              --            --           --           --            --           --
   Unit value of accumulation
      units                          $         --  $         --  $        --  $        --   $        --  $        --

Contracts with total expenses of
   1.40%:
   Accumulation units outstanding       3,176,600     2,378,088    1,252,047    2,345,236     1,294,707    1,552,376
   Unit value of accumulation
      units                          $      13.05  $      12.42  $     11.11  $      8.36   $     11.88  $     19.58

Contracts with total expenses of
   1.52%:
   Accumulation units outstanding              --            --           --           --            --           --
   Unit value of accumulation
      units                          $         --  $         --  $        --  $        --   $        --  $        --

Contracts with total expenses of
   1.55% (1):
   Accumulation units outstanding       1,921,140     1,073,810      762,608      876,355       545,013      490,905
   Unit value of accumulation
      units                          $      12.97  $      12.03  $     11.05  $      8.33   $     11.80  $     19.34

Contracts with total expenses of
   1.55% (2):
   Accumulation units outstanding              --            --           --           --            --           --
   Unit value of accumulation
      units                          $         --  $         --  $        --  $        --   $        --  $        --

Contracts with total expenses of
   1.65%:
   Accumulation units outstanding       6,014,802     3,869,921    1,768,571    3,801,563     2,327,369    2,105,942
   Unit value of accumulation
      units                          $      12.87  $      12.22  $     10.93  $      8.23   $     11.18  $     19.32

Contracts with total expenses of
   1.70% (1):
   Accumulation units outstanding       1,086,811       768,610      385,598      537,216       307,928      322,229
   Unit value of accumulation
      units                          $      12.88  $      11.95  $     10.95  $      8.26   $     11.70  $     19.38

Contracts with total expenses of
   1.70% (3):
   Accumulation units outstanding              --            --           --           --            --           --
   Unit value of accumulation
      units                          $         --  $         --  $        --  $        --   $        --  $        --

Contracts with total expenses of
   1.75%:
   Accumulation units outstanding              --            --           --           --            --           --
   Unit value of accumulation
      units                          $         --  $         --  $        --  $        --   $        --  $        --

Contracts with total expenses of
   1.80%:
   Accumulation units outstanding              --            --           --           --            --           --
   Unit value of accumulation
      units                          $         --  $         --  $        --  $        --   $        --  $        --

Contracts with total expenses of
   1.95% (1):
   Accumulation units outstanding         248,989       174,337       82,744      164,593        92,298      146,179
   Unit value of accumulation
      units                          $      12.75  $      11.76  $     10.81  $      8.14   $     11.53  $     18.90

Contracts with total expenses of
   1.95% (3):
   Accumulation units outstanding              --            --           --           --            --           --
   Unit value of accumulation
      units                          $         --  $         --  $        --  $        --   $        --  $        --

Contracts with total expenses of
   2.00%:
   Accumulation units outstanding              --            --           --           --            --           --
   Unit value of accumulation
      units                          $         --  $         --  $        --  $        --   $        --  $        --

Contracts with total expenses of
   2.05%:
   Accumulation units outstanding              --            --           --           --            --           --
   Unit value of accumulation
      units                          $         --  $         --  $        --  $        --   $        --  $        --

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                       Focus                    Moderate      Balanced    Conservative   Large Cap
                                      TechNet       Growth       Growth        Growth        Growth        Growth
                                     Portfolio    Strategy      Strategy      Strategy      Strategy     Portfolio
                                     (Class 2)    (Class 3)     (Class 3)     (Class 3)     (Class 3)    (Class 3)
                                    -----------  -----------  ------------  ------------  ------------  -----------
Assets:
   Investments in shares of Trust,
      at net asset value            $24,494,893  $78,701,288  $137,723,350  $105,631,927   $55,818,982  $46,051,907
                                    -----------  -----------  ------------  ------------   -----------  -----------
Liabilities:                                  0            0             0             0             0            0
                                    -----------  -----------  ------------  ------------   -----------  -----------
                                    $24,494,893  $78,701,288  $137,723,350  $105,631,927   $55,818,982  $46,051,907
                                    ===========  ===========  ============  ============   ===========  ===========
Net assets:
   Accumulation units                24,489,363   78,701,288   137,723,350   105,631,927    55,818,982   46,051,907
   Contracts in payout
      (annuitization) period              5,530            0             0             0             0            0
                                    -----------  -----------  ------------  ------------   -----------  -----------
      Total net assets              $24,494,893  $78,701,288  $137,723,350  $105,631,927   $55,818,982  $46,051,907
                                    ===========  ===========  ============  ============   ===========  ===========
Accumulation units outstanding        4,519,359    3,990,851     7,269,849     5,926,450     3,263,638    4,481,498
                                    ===========  ===========  ============  ============   ===========  ===========
Contracts with total expenses of
   1.15%:
   Accumulation units outstanding            --        2,180         9,035        27,297            24           24
   Unit value of accumulation
      units                         $        --  $     19.81  $      19.08  $      18.01   $     17.19  $     10.33

Contracts with total expenses of
   1.40%:
   Accumulation units outstanding     1,912,314    1,981,566     3,862,891     2,696,172     1,526,849    2,162,009
   Unit value of accumulation
      units                         $      5.29  $     19.81  $      19.07  $      17.98   $     17.19  $     10.34

Contracts with total expenses of
   1.52%:
   Accumulation units outstanding            --           --            --            --            --           --
   Unit value of accumulation
      units                         $        --  $        --  $         --  $         --   $        --  $        --

Contracts with total expenses of
   1.55% (1):
   Accumulation units outstanding       551,748           --            --            --            --           --
   Unit value of accumulation
      units                         $      5.26  $        --  $         --  $         --   $        --  $        --

Contracts with total expenses of
   1.55% (2):
   Accumulation units outstanding            --      869,334     1,336,536     1,163,014       723,582    1,174,909
   Unit value of accumulation
      units                         $        --  $     19.82  $      18.92  $      17.82   $     17.23  $     10.28

Contracts with total expenses of
   1.65%:
   Accumulation units outstanding     1,415,083      739,614     1,548,011     1,325,280       649,043      707,554
   Unit value of accumulation
      units                         $      5.77  $     19.50  $      18.76  $      17.68   $     16.92  $     10.17

Contracts with total expenses of
   1.70% (1):
   Accumulation units outstanding       444,850           --            --            --            --           --
   Unit value of accumulation
      units                         $      5.21  $        --  $         --  $         --   $        --  $        --

Contracts with total expenses of
   1.70% (3):
   Accumulation units outstanding            --      121,124        78,409        94,330        47,746       73,381
   Unit value of accumulation
      units                         $        --  $     19.68  $      18.75  $      17.68   $     17.10  $     10.21

Contracts with total expenses of
   1.75%:
   Accumulation units outstanding            --       20,530        55,167        37,797         5,789       71,717
   Unit value of accumulation
      units                         $        --  $     19.50  $      18.52  $      17.52   $     16.95  $     10.14

Contracts with total expenses of
   1.80%:
   Accumulation units outstanding            --      220,933       332,116       310,064       223,456      249,802
   Unit value of accumulation
      units                         $        --  $     19.41  $      18.71  $      17.63   $     16.85  $     10.13

Contracts with total expenses of
   1.95% (1):
   Accumulation units outstanding       195,364           --            --            --            --           --
   Unit value of accumulation
      units                         $      5.14  $        --  $         --  $         --   $        --  $        --

Contracts with total expenses of
   1.95% (3):
   Accumulation units outstanding            --       32,008        29,715       268,919        87,110       42,035
   Unit value of accumulation
      units                         $        --  $     19.01  $      18.26  $      17.32   $     16.59  $      9.98

Contracts with total expenses of
   2.00%:
   Accumulation units outstanding            --        3,544        17,950         3,558            19           32
   Unit value of accumulation
      units                         $        --  $     19.47  $      18.49  $      17.46   $     16.89  $     10.09

Contracts with total expenses of
   2.05%:
   Accumulation units outstanding            --           18            19            19            20           35
   Unit value of accumulation
      units                         $        --  $     19.30  $      18.60  $      17.54   $     16.74  $     10.06

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                     Large Cap    Large Cap     Mid Cap      Mid Cap                 International
                                     Composite      Value        Growth       Value      Small Cap       Equity
                                     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                                     (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                    -----------  -----------  ----------- ------------  -----------  -------------
Assets:
   Investments in shares of Trust,
      at net asset value            $14,301,129  $56,682,162  $48,033,275  $58,904,382  $42,166,349   $70,282,123
                                    -----------  -----------  -----------  -----------  -----------   -----------
Liabilities:                                  0            0            0            0            0             0
                                    -----------  -----------  -----------  -----------  -----------   -----------
                                    $14,301,129  $56,682,162  $48,033,275  $58,904,382  $42,166,349   $70,282,123
                                    ===========  ===========  ===========  ===========  ===========   ===========
Net assets:
   Accumulation units                14,301,129   56,682,162   48,033,275   58,904,382   42,166,349    70,282,123
   Contracts in payout
      (annuitization) period                  0            0            0            0            0             0
                                    -----------  -----------  -----------  -----------  -----------   -----------
      Total net assets              $14,301,129  $56,682,162  $48,033,275  $58,904,382  $42,166,349   $70,282,123
                                    ===========  ===========  ===========  ===========  ===========   ===========
Accumulation units outstanding        1,239,119    3,453,198    2,459,478    2,188,307    3,074,154     5,439,653
                                    ===========  ===========  ===========  ===========  ===========   ===========
Contracts with total expenses of
   1.15%:
   Accumulation units outstanding            24        1,541        4,078        2,089           25         8,740
   Unit value of accumulation
      units                         $     11.59  $     16.65  $     19.66  $     27.49  $     13.79   $     13.02

Contracts with total expenses of
   1.40%:
   Accumulation units outstanding       644,402    1,671,114    1,199,516    1,096,246    1,565,034     2,458,042
   Unit value of accumulation
      units                         $     11.60  $     16.63  $     19.63  $     27.51  $     13.79   $     13.01

Contracts with total expenses of
   1.52%:
   Accumulation units outstanding            --           --           --           --           --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --  $        --   $        --

Contracts with total expenses of
   1.55% (1):
   Accumulation units outstanding            --           --           --           --           --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --  $        --   $        --

Contracts with total expenses of
   1.55% (2):
   Accumulation units outstanding       321,568      851,928      618,339      541,319      738,481     1,711,537
   Unit value of accumulation
      units                         $     11.54  $     16.15  $     19.57  $     25.80  $     13.75   $     12.88

Contracts with total expenses of
   1.65%:
   Accumulation units outstanding       153,618      575,017      415,651      345,419      501,164       774,999
   Unit value of accumulation
      units                         $     11.42  $     16.37  $     19.31  $     27.07  $     13.56   $     12.82

Contracts with total expenses of
   1.70% (1):
   Accumulation units outstanding            --           --           --           --           --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --  $        --   $        --

Contracts with total expenses of
   1.70% (3):
   Accumulation units outstanding        26,233       54,434       35,804       24,794       40,730        51,976
   Unit value of accumulation
      units                         $     11.46  $     15.98  $     19.39  $     25.51  $     13.61   $     12.85

Contracts with total expenses of
   1.75%:
   Accumulation units outstanding        21,343       52,031       13,822       20,060       45,693        88,678
   Unit value of accumulation
      units                         $     11.39  $     15.85  $     19.25  $     25.29  $     13.49   $     12.78

Contracts with total expenses of
   1.80%:
   Accumulation units outstanding        55,188      202,950      159,041      138,340      168,539       315,658
   Unit value of accumulation
      units                         $     11.39  $     16.31  $     19.24  $     26.98  $     13.52   $     12.76

Contracts with total expenses of
   1.95% (1):
   Accumulation units outstanding            --           --           --           --           --            --
   Unit value of accumulation
      units                         $        --  $        --  $        --  $        --  $        --   $        --

Contracts with total expenses of
   1.95% (3):
   Accumulation units outstanding        16,683       44,140       13,190       20,008       14,423        29,966
   Unit value of accumulation
      units                         $     11.11  $     15.69  $     19.00  $     24.94  $     13.30   $     12.57

Contracts with total expenses of
   2.00%:
   Accumulation units outstanding            29           21           18           18           25            28
   Unit value of accumulation
      units                         $     11.34  $     15.80  $     19.20  $     25.17  $     13.45   $     12.72

Contracts with total expenses of
   2.05%:
   Accumulation units outstanding            31           22           19           14           40            29
   Unit value of accumulation
      units                         $     11.30  $     16.25  $     19.17  $     26.82  $     13.47   $     12.68

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                     Diversified      Cash        Focus     Focus Growth     Focus        Focus
                                    Fixed Income   Management     Growth     and Income      Value       TechNet
                                      Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                                      (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)
                                    ------------  -----------  -----------  ------------  -----------  -----------
Assets:
   Investments in shares of Trust,
      at net asset value             $34,122,826  $37,973,714  $32,637,280   $35,214,601  $47,290,138  $17,936,295
                                     -----------  -----------  -----------   -----------  -----------  -----------
Liabilities:                                   0            0            0             0            0            0
                                     -----------  -----------  -----------   -----------  -----------  -----------
                                     $34,122,826  $37,973,714  $32,637,280   $35,214,601  $47,290,138  $17,936,295
                                     ===========  ===========  ===========   ===========  ===========  ===========
Net assets:
   Accumulation units                 34,122,826   37,973,714   32,637,280    35,214,601   47,290,138   17,936,295
   Contracts in payout
      (annuitization) period                   0            0            0             0            0            0
                                     -----------  -----------  -----------   -----------  -----------  -----------
      Total net assets               $34,122,826  $37,973,714  $32,637,280   $35,214,601  $47,290,138  $17,936,295
                                     ===========  ===========  ===========   ===========  ===========  ===========
Accumulation units outstanding         2,802,347    3,452,585    3,933,816     3,024,741    2,441,505    3,356,007
                                     ===========  ===========  ===========   ===========  ===========  ===========
Contracts with total expenses of
   1.15%:
   Accumulation units outstanding             25        4,680       11,649         7,911        6,363        2,851
   Unit value of accumulation
      units                          $     12.38  $     11.07  $      8.35   $     11.85  $     19.53  $      5.27

Contracts with total expenses of
   1.40%:
   Accumulation units outstanding      1,284,244    1,604,826    2,065,372     1,462,116    1,180,997    1,885,829
   Unit value of accumulation
      units                          $     12.39  $     11.07  $      8.34   $     11.85  $     19.52  $      5.27

Contracts with total expenses of
   1.52%:
   Accumulation units outstanding             --           --           --            --           --           --
   Unit value of accumulation
      units                          $        --  $        --  $        --   $        --  $        --  $        --

Contracts with total expenses of
   1.55% (1):
   Accumulation units outstanding             --           --           --            --           --           --
   Unit value of accumulation
      units                          $        --  $        --  $        --   $        --  $        --  $        --

Contracts with total expenses of
   1.55% (2):
   Accumulation units outstanding        574,775    1,163,889      826,562       713,494      626,058      846,952
   Unit value of accumulation
      units                          $     11.96  $     10.96  $      8.31   $     11.77  $     19.27  $      5.24

Contracts with total expenses of
   1.65%:
   Accumulation units outstanding        390,702      412,844      775,330       614,963      477,058      463,474
   Unit value of accumulation
      units                          $     12.18  $     10.90  $      8.21   $     11.15  $     19.23  $      5.75

Contracts with total expenses of
   1.70% (1):
   Accumulation units outstanding             --           --           --            --           --           --
   Unit value of accumulation
      units                          $        --  $        --  $        --   $        --  $        --  $        --

Contracts with total expenses of
   1.70% (3):
   Accumulation units outstanding        312,327        6,896       40,842        25,433       22,380       16,208
   Unit value of accumulation
      units                          $     11.89  $     10.93  $      8.24   $     11.66  $     19.06  $      5.16

Contracts with total expenses of
   1.75%:
   Accumulation units outstanding         17,712        2,023       18,996        45,472       12,275       14,093
   Unit value of accumulation
      units                          $     11.74  $     10.81  $      8.15   $     11.51  $     18.91  $      5.13

Contracts with total expenses of
   1.80%:
   Accumulation units outstanding        123,995      234,780      185,818       144,160       99,160      121,359
   Unit value of accumulation
      units                          $     12.12  $     10.87  $      8.18   $     11.09  $     19.13  $      5.74

Contracts with total expenses of
   1.95% (1):
   Accumulation units outstanding             --           --           --            --           --           --
   Unit value of accumulation
      units                          $        --  $        --  $        --   $        --  $        --  $        --

Contracts with total expenses of
   1.95% (3):
   Accumulation units outstanding         98,514       22,491        9,162        11,131       16,940        4,271
   Unit value of accumulation
      units                          $     11.76  $     10.80  $      7.96   $     11.34  $     18.61  $      5.06

Contracts with total expenses of
   2.00%:
   Accumulation units outstanding             26          127           41            29          255          909
   Unit value of accumulation
      units                          $     11.68  $     10.75  $      8.10   $     11.48  $     18.82  $      5.12

Contracts with total expenses of
   2.05%:
   Accumulation units outstanding             27           29           44            32           19           61
   Unit value of accumulation
      units                          $     12.09  $     10.84  $      8.14   $     11.00  $     19.03  $      5.73

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2007
                                   (Continued)

                                                   Allocation
                                     Allocation     Moderate     Allocation    Allocation    Strategic
                                      Moderate       Growth        Growth       Balanced   Fixed Income
                                      Portfolio     Portfolio     Portfolio    Portfolio     Portfolio
                                      (Class 3)     (Class 3)     (Class 3)    (Class 3)     (Class 3)
                                    ------------  ------------  ------------  -----------  ------------
Assets:
   Investments in shares of Trust,
      at net asset value            $168,505,737  $268,747,357  $186,305,942  $79,361,564   $23,749,299
                                    ------------  ------------  ------------  -----------   -----------
Liabilities:                                   0             0             0            0             0
                                    ------------  ------------  ------------  -----------   -----------
                                    $168,505,737  $268,747,357  $186,305,942  $79,361,564   $23,749,299
                                    ============  ============  ============  ===========   ===========
Net assets:
   Accumulation units                168,505,737   268,747,357   186,305,942   79,361,564    23,749,299
   Contracts in payout
      (annuitization) period                   0             0             0            0             0
                                    ------------  ------------  ------------  -----------   -----------
      Total net assets              $168,505,737  $268,747,357  $186,305,942  $79,361,564   $23,749,299
                                    ============  ============  ============  ===========   ===========
Accumulation units outstanding        14,047,507    21,715,335    14,573,917    6,854,382     2,172,149
                                    ============  ============  ============  ===========   ===========
Contracts with total expenses of
   1.15%:
   Accumulation units outstanding         96,403       168,961        27,414        2,622         2,327
   Unit value of accumulation
      units                         $      12.06  $      12.44  $      12.85  $     11.62   $     10.99

Contracts with total expenses of
   1.40%:
   Accumulation units outstanding      3,634,616     6,176,248     4,461,140    1,839,106       491,444
   Unit value of accumulation
      units                         $      12.04  $      12.42  $      12.83  $     11.62   $     10.99

Contracts with total expenses of
   1.52%:
   Accumulation units outstanding             --            --            --           --            --
   Unit value of accumulation
      units                         $         --  $         --  $         --  $        --   $        --

Contracts with total expenses of
   1.55% (1):
   Accumulation units outstanding      2,646,068     3,824,972     2,055,335    1,342,144       288,562
   Unit value of accumulation
      units                         $      12.00  $      12.38  $      12.78  $     11.58   $     10.94

Contracts with total expenses of
   1.55% (2):
   Accumulation units outstanding      3,105,765     6,297,314     4,471,879    1,692,284       519,284
   Unit value of accumulation
      units                         $      12.00  $      12.38  $      12.78  $     11.58   $     10.94

Contracts with total expenses of
   1.65%:
   Accumulation units outstanding        550,983       427,639       145,905      124,945        62,304
   Unit value of accumulation
      units                         $      11.97  $      12.35  $      12.76  $     11.56   $     10.92

Contracts with total expenses of
   1.70% (1):
   Accumulation units outstanding      2,495,367     2,600,943     1,662,043      916,949       340,792
   Unit value of accumulation
      units                         $      11.96  $      12.34  $      12.74  $     11.55   $     10.90

Contracts with total expenses of
   1.70% (3):
   Accumulation units outstanding        148,009        77,472       190,230      105,618       270,312
   Unit value of accumulation
      units                         $      11.96  $      12.34  $      12.74  $     11.55   $     10.91

Contracts with total expenses of
   1.75%:
   Accumulation units outstanding        142,414       415,810       290,637       44,767        19,434
   Unit value of accumulation
      units                         $      11.92  $      12.32  $      12.72  $     11.49   $     10.83

Contracts with total expenses of
   1.80%:
   Accumulation units outstanding        821,279     1,037,223       946,636      468,101        83,381
   Unit value of accumulation
      units                         $      11.94  $      12.31  $      12.72  $     11.52   $     10.88

Contracts with total expenses of
   1.95% (1):
   Accumulation units outstanding        326,105       608,852       251,713      111,364        26,892
   Unit value of accumulation
      units                         $      11.89  $      12.27  $      12.67  $     11.48   $     10.84

Contracts with total expenses of
   1.95% (3):
   Accumulation units outstanding         61,109        70,511        56,535      206,424        67,373
   Unit value of accumulation
      units                         $      11.90  $      12.27  $      12.67  $     11.48   $     10.84

Contracts with total expenses of
   2.00%:
   Accumulation units outstanding         19,360         9,361        14,422           28            29
   Unit value of accumulation
      units                         $      11.89  $      12.30  $      12.69  $     11.46   $     10.80

Contracts with total expenses of
   2.05%:
   Accumulation units outstanding             29            29            28           30            15
   Unit value of accumulation
      units                         $      11.86  $      12.25  $      12.67  $     11.45   $     10.80

(1)  Offered in Seasons Triple Elite product.

(2) Offered in Seasons Advisor II, Seasons Select II, Seasons Preferred Solution, and Seasons Elite products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2007

                                                                               Net Asset Value     Net Asset
Variable Accounts                                                   Shares        Per Share          Value          Cost
-----------------                                                -----------   ---------------   ------------   ------------
SEASONS SERIES TRUST:
   Growth Strategy (Class 1):
      Multi-Managed Growth Portfolio (Class 1)                     2,533,329        $14.32       $ 36,267,513   $ 36,573,014
      Asset Allocation: Diversified Growth Portfolio (Class 1)     1,273,901         14.35         18,282,595     16,759,334
      Stock Portfolio (Class 1)                                      969,336         19.12         18,536,413     16,674,663
                                                                                                 ------------   ------------
                                                                                                   73,086,521     70,007,011
                                                                                                 ------------   ------------
   Moderate Growth Strategy (Class 1):
      Multi-Managed Moderate Growth Portfolio (Class 1)            3,166,517         14.08         44,594,280     42,759,474
      Asset Allocation: Diversified Growth Portfolio (Class 1)     1,427,889         14.35         20,492,582     17,761,759
      Stock Portfolio (Class 1)                                      869,240         19.12         16,622,296     13,442,544
                                                                                                 ------------   ------------
                                                                                                   81,709,158     73,963,777
                                                                                                 ------------   ------------
   Balanced Growth Strategy (Class 1):
      Multi-Managed Income/Equity Portfolio (Class 1)              2,499,901         13.10         32,745,105     30,622,007
      Asset Allocation: Diversified Growth Portfolio (Class 1)     1,051,382         14.35         15,089,089     11,463,813
      Stock Portfolio (Class 1)                                      640,038         19.12         12,239,322      8,769,152
                                                                                                 ------------   ------------
                                                                                                   60,073,516     50,854,972
                                                                                                 ------------   ------------
   Conservative Growth Strategy (Class 1):
      Multi-Managed Income Portfolio (Class 1)                     2,076,174         12.38         25,706,768     24,418,340
      Asset Allocation: Diversified Growth Portfolio (Class 1)       759,456         14.35         10,899,461      6,967,230
      Stock Portfolio (Class 1)                                      346,769         19.12          6,631,195      4,160,072
                                                                                                 ------------   ------------
                                                                                                   43,237,424     35,545,642
                                                                                                 ------------   ------------
   Large Cap Growth Portfolio (Class 1)                            1,012,050         10.38         10,510,004     10,460,475
   Large Cap Composite Portfolio (Class 1)                           295,231         12.09          3,569,028      2,948,187
   Large Cap Value Portfolio (Class 1)                             1,219,574         14.89         18,159,582     14,218,734
   Mid Cap Growth Portfolio (Class 1)                                914,107         15.34         14,021,359     11,772,579
   Mid Cap Value Portfolio (Class 1)                                 810,897         20.73         16,807,531     12,091,602
   Small Cap Portfolio (Class 1)                                     877,736         11.22          9,851,397      8,494,261
   International Equity Portfolio (Class 1)                        1,296,148         12.30         15,943,006     13,063,184
   Diversified Fixed Income Portfolio (Class 1)                      856,868         10.75          9,210,202      8,951,379
   Cash Management Portfolio (Class 1)                               435,279         11.36          4,943,288      4,871,045
   Focus Growth Portfolio (Class 1)                                  483,420          9.44          4,563,528      3,859,302

   Growth Strategy (Class 2):
      Multi-Managed Growth Portfolio (Class 2)                     5,833,068         14.28         83,312,261     65,947,438
      Asset Allocation: Diversified Growth Portfolio (Class 2)     2,932,715         14.32         41,997,920     32,875,985
      Stock Portfolio (Class 2)                                    2,242,650         18.99         42,581,773     33,972,998
                                                                                                 ------------   ------------
                                                                                                  167,891,954    132,796,421
                                                                                                 ------------   ------------
   Moderate Growth Strategy (Class 2):
      Multi-Managed Moderate Growth Portfolio (Class 2)           13,173,173         14.05        185,029,464    151,294,471
      Asset Allocation: Diversified Growth Portfolio (Class 2)     5,936,986         14.32         85,020,561     63,941,540
      Stock Portfolio (Class 2)                                    3,632,090         18.99         68,963,432     52,494,158
                                                                                                 ------------   ------------
                                                                                                  339,013,457    267,730,169
                                                                                                 ------------   ------------
   Balanced Growth Strategy (Class 2):
      Multi-Managed Income/Equity Portfolio (Class 2)             11,329,728         13.07        148,061,483    131,267,965
      Asset Allocation: Diversified Growth Portfolio (Class 2)     4,763,912         14.32         68,221,560     49,874,356
      Stock Portfolio (Class 2)                                    2,914,257         18.99         55,333,759     40,679,734
                                                                                                 ------------   ------------
                                                                                                  271,616,802    221,822,055
                                                                                                 ------------   ------------
   Conservative Growth Strategy (Class 2):
      Multi-Managed Income Portfolio (Class 2)                     8,246,064         12.35        101,878,335     96,710,428
      Asset Allocation: Diversified Growth Portfolio (Class 2)     3,015,399         14.32         43,181,999     30,366,893
      Stock Portfolio (Class 2)                                    1,383,488         18.99         26,268,647     18,434,971
                                                                                                 ------------   ------------
                                                                                                  171,328,981    145,512,292
                                                                                                 ------------   ------------
   Large Cap Growth Portfolio (Class 2)                            9,501,708         10.30         97,839,348     77,647,826
   Large Cap Composite Portfolio (Class 2)                         2,983,902         12.06         35,977,853     27,280,079
   Large Cap Value Portfolio (Class 2)                             9,017,590         14.85        133,918,680     99,994,273
   Mid Cap Growth Portfolio (Class 2)                              6,371,233         15.17         96,678,366     74,021,945
   Mid Cap Value Portfolio (Class 2)                               6,386,618         20.66        131,942,621     99,476,901
   Small Cap Portfolio (Class 2)                                   7,294,141         11.11         81,026,612     65,951,160
   International Equity Portfolio (Class 2)                       13,110,224         12.28        160,936,167    116,989,662
   Diversified Fixed Income Portfolio (Class 2)                    9,411,898         10.73        100,961,977     99,197,234
   Cash Management Portfolio (Class 2)                             4,127,432         11.33         46,784,030     46,110,474
   Focus Growth Portfolio (Class 2)                                6,842,894          9.35         63,978,114     49,914,238
   Focus Growth & Income Portfolio (Class 2)                       4,483,674         11.71         52,503,782     41,264,837
   Focus Value Portfolio (Class 2)                                 4,822,401         18.58         89,582,012     63,686,884
   Focus TechNet Portfolio (Class 2)                               3,955,481          6.19         24,494,893     20,474,070

   Growth Strategy (Class 3):
      Multi-Managed Growth Portfolio (Class 3)                     2,738,457         14.26         39,056,905     32,819,861
      Asset Allocation: Diversified Growth Portfolio (Class 3)     1,376,783         14.30         19,685,079     16,315,815
      Stock Portfolio (Class 3)                                    1,054,301         18.93         19,959,304     17,043,917
                                                                                                 ------------   ------------
                                                                                                   78,701,288     66,179,593
                                                                                                 ------------   ------------
   Moderate Growth Strategy (Class 3):
      Multi-Managed Moderate Growth Portfolio (Class 3)            5,358,939         14.03         75,171,924     64,710,014
      Asset Allocation: Diversified Growth Portfolio (Class 3)     2,415,595         14.30         34,537,900     27,963,224
      Stock Portfolio (Class 3)                                    1,479,740         18.93         28,013,526     23,446,418
                                                                                                 ------------   ------------
                                                                                                  137,723,350    116,119,656
                                                                                                 ------------   ------------
   Balanced Growth Strategy (Class 3):
       Multi-Managed Income/Equity Portfolio (Class 3)             4,412,414         13.05         57,584,942     53,092,790
       Asset Allocation: Diversified Growth Portfolio (Class 3)    1,855,446         14.30         26,528,953     21,102,200
       Stock Portfolio (Class 3)                                   1,136,634         18.93         21,518,032     17,706,553
                                                                                                 ------------   ------------
                                                                                                  105,631,927     91,901,543
                                                                                                 ------------   ------------
   Conservative Growth Strategy (Class 3):
      Multi-Managed Income Portfolio (Class 3)                     2,689,837         12.34         33,193,263     32,428,054
      Asset Allocation: Diversified Growth Portfolio (Class 3)       983,894         14.30         14,067,603     11,256,417
      Stock Portfolio (Class 3)                                      452,060         18.93          8,558,116      7,072,264
                                                                                                 ------------   ------------
                                                                                                   55,818,982     50,756,735
                                                                                                 ------------   ------------
   Large Cap Growth Portfolio (Class 3)                            4,489,742         10.26         46,051,907     38,505,637
   Large Cap Composite Portfolio (Class 3)                         1,187,917         12.04         14,301,129     11,742,167
   Large Cap Value Portfolio (Class 3)                             3,821,769         14.83         56,682,162     46,914,532
   Mid Cap Growth Portfolio (Class 3)                              3,181,650         15.10         48,033,275     40,781,693
   Mid Cap Value Portfolio (Class 3)                               2,856,775         20.62         58,904,382     50,669,065
   Small Cap Portfolio (Class 3)                                   3,815,182         11.05         42,166,349     35,995,493
   International Equity Portfolio (Class 3)                        5,735,525         12.25         70,282,123     55,834,430
   Diversified Fixed Income Portfolio (Class 3)                    3,187,673         10.70         34,122,826     34,081,814
   Cash Management Portfolio (Class 3)                             3,354,073         11.32         37,973,714     37,646,468
   Focus Growth Portfolio (Class 3)                                3,506,552          9.31         32,637,280     27,847,965
   Focus Growth and Income Portfolio (Class 3)                     3,015,960         11.68         35,214,601     29,852,124
   Focus Value Portfolio (Class 3)                                 2,550,772         18.54         47,290,138     37,373,976
   Focus TechNet Portfolio (Class 3)                               2,908,875          6.17         17,936,295     16,015,716
   Allocation Moderate Portfolio (Class 3)                        13,806,049         12.21        168,505,737    150,175,311
   Allocation Moderate Growth Portfolio (Class 3)                 21,238,262         12.65        268,747,357    237,106,328
   Allocation Growth Portfolio (Class 3)                          14,205,405         13.12        186,305,942    162,170,673
   Allocation Balanced Portfolio (Class 3)                         6,820,363         11.64         79,361,564     72,348,625
   Strategic Fixed Income Portfolio (Class 3)                      2,242,178         10.59         23,749,299     22,968,239

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007

                                        Moderate      Balanced    Conservative   Large Cap   Large Cap   Large Cap     Mid Cap
                           Growth        Growth        Growth        Growth        Growth    Composite     Value        Growth
                          Strategy      Strategy      Strategy      Strategy     Portfolio   Portfolio   Portfolio    Portfolio
                          (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)   (Class 1)   (Class 1)    (Class 1)
                        ------------  ------------  ------------  ------------  -----------  ---------  -----------  -----------
Investment income:
   Dividends            $    724,651  $  1,140,070  $  1,273,190  $  1,218,979  $         0  $  18,031  $   156,612  $         0
                        ------------  ------------  ------------  ------------  -----------  ---------  -----------  -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk        (1,070,408)   (1,199,317)     (886,352)     (643,012)    (151,788)   (50,500)    (233,680)    (189,039)
                        ------------  ------------  ------------  ------------  -----------  ---------  -----------  -----------
Net investment income
   (loss)                   (345,757)      (59,247)      386,838       575,967     (151,788)   (32,469)     (77,068)    (189,039)
                        ------------  ------------  ------------  ------------  -----------  ---------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold         22,827,213    24,789,741    19,682,194    14,508,949    2,619,296    922,292    5,326,173    3,035,429
   Cost of shares sold   (22,090,703)  (23,380,481)  (17,980,070)  (13,254,399)  (2,830,350)  (830,409)  (4,363,169)  (2,732,746)
                        ------------  ------------  ------------  ------------  -----------  ---------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions              736,510     1,409,260     1,702,124     1,254,550     (211,054)    91,883      963,004      302,683
Realized gain
   distributions           1,454,029     1,352,313       997,838       920,002            0          0      546,399      897,694
                        ------------  ------------  ------------  ------------  -----------  ---------  -----------  -----------
Net realized gains
   (losses)                2,190,539     2,761,573     2,699,962     2,174,552     (211,054)    91,883    1,509,403    1,200,377
                        ------------  ------------  ------------  ------------  -----------  ---------  -----------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period    (2,488,993)    2,571,247     6,829,761     6,712,805   (1,153,903)   242,581    2,910,456    2,313,738
   End of period           3,079,510     7,745,381     9,218,544     7,691,782       49,529    620,841    3,940,848    2,248,780
                        ------------  ------------  ------------  ------------  -----------  ---------  -----------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments             5,568,503     5,174,134     2,388,783       978,977    1,203,432    378,260    1,030,392      (64,958)
                        ------------  ------------  ------------  ------------  -----------  ---------  -----------  -----------
Increase (decrease) in
   net assets from
   operations           $  7,413,285  $  7,876,460  $  5,475,583  $  3,729,496  $   840,590  $ 437,674  $ 2,462,727  $   946,380
                        ============  ============  ============  ============  ===========  =========  ===========  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                                 Diversified
                          Mid Cap                 International     Fixed         Cash         Focus                     Moderate
                           Value      Small Cap       Equity        Income     Management      Growth       Growth        Growth
                         Portfolio    Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Strategy      Strategy
                         (Class 1)    (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)     (Class 2)     (Class 2)
                        -----------  -----------  -------------  -----------  ------------  -----------  ------------  ------------
Investment income:
   Dividends            $   109,298  $         0   $    82,249   $   280,602  $    104,888  $         0  $  1,391,085  $  3,959,398
                        -----------  -----------   -----------   -----------  ------------  -----------  ------------  ------------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk         (229,327)    (136,267)     (194,036)     (133,025)      (87,376)     (81,849)   (2,594,071)   (5,100,240)
                        -----------  -----------   -----------   -----------  ------------  -----------  ------------  ------------
Net investment income
   (loss)                  (120,029)    (136,267)     (111,787)      147,577        17,512      (81,849)   (1,202,986)   (1,140,842)
                        -----------  -----------   -----------   -----------  ------------  -----------  ------------  ------------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold         4,755,049    3,975,399     4,169,209     4,293,508    11,777,698    4,124,697    38,227,130    50,348,130
   Cost of shares sold   (3,600,361)  (3,618,954)   (3,682,828)   (4,210,180)  (11,582,998)  (3,801,287)  (31,182,522)  (41,592,489)
                        -----------  -----------   -----------   -----------  ------------  -----------  ------------  ------------
Net realized gains
   (losses) from
   securities
   transactions           1,154,688      356,445       486,381        83,328       194,700      323,410     7,044,608     8,755,641
Realized gain
   distributions          1,506,713      449,261       502,846         1,417           256            0     3,259,249     5,233,280
                        -----------  -----------   -----------   -----------  ------------  -----------  ------------  ------------
Net realized gains
   (losses)               2,661,401      805,706       989,227        84,745       194,956      323,410    10,303,857    13,988,921
                        -----------  -----------   -----------   -----------  ------------  -----------  ------------  ------------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period    4,741,365    1,352,508     1,765,155          (158)       76,927    1,005,791    27,793,590    53,293,069
   End of period          4,715,929    1,357,136     2,879,822       258,823        72,243      704,226    35,095,533    71,283,288
                        -----------  -----------   -----------   -----------  ------------  -----------  ------------  ------------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments              (25,436)       4,628     1,114,667       258,981        (4,684)    (301,565)    7,301,943    17,990,219
                        -----------  -----------   -----------   -----------  ------------  -----------  ------------  ------------
Increase (decrease) in
   net assets from
   operations           $ 2,515,936  $   674,067   $ 1,992,107   $   491,303  $    207,784  $   (60,004) $ 16,402,814  $ 30,838,298
                        ===========  ===========   ===========   ===========  ============  ===========  ============  ============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                          Balanced    Conservative    Large Cap    Large Cap
                           Growth        Growth        Growth      Composite
                          Strategy      Strategy      Portfolio    Portfolio
                          (Class 2)     (Class 2)     (Class 2)    (Class 2)
                        ------------  ------------  ------------  -----------
Investment income:
   Dividends            $  5,204,820  $  4,404,931  $          0  $   120,854
                        ------------  ------------  ------------  -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk        (4,210,467)   (2,677,245)   (1,458,008)    (516,192)
                        ------------  ------------  ------------  -----------
Net investment income
   (loss)                    994,353     1,727,686    (1,458,008)    (395,338)
                        ------------  ------------  ------------  -----------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold         51,002,344    35,050,635    19,132,175    6,863,845
   Cost of shares sold   (43,237,775)  (30,885,017)  (16,440,606)  (5,610,225)
                        ------------  ------------  ------------  -----------
Net realized gains
   (losses) from
   securities
   transactions            7,764,569     4,165,618     2,691,569    1,253,620
Realized gain
   distributions           4,383,774     3,509,021             0            0
                        ------------  ------------  ------------  -----------
Net realized gains
   (losses)               12,148,343     7,674,639     2,691,569    1,253,620
                        ------------  ------------  ------------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period    39,203,443    21,611,168    14,125,344    5,530,885
   End of period          49,794,747    25,816,689    20,191,522    8,697,774
                        ------------  ------------  ------------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments            10,591,304     4,205,521     6,066,178    3,166,889
                        ------------  ------------  ------------  -----------
Increase (decrease) in
   net assets from
   operations           $ 23,734,000  $ 13,607,846  $  7,299,739  $ 4,025,171
                        ============  ============  ============  ===========

                          Large Cap      Mid Cap       Mid Cap
                            Value        Growth         Value       Small Cap
                          Portfolio     Portfolio     Portfolio     Portfolio
                          (Class 2)     (Class 2)     (Class 2)     (Class 2)
                        ------------  ------------  ------------  ------------
Investment income:
   Dividends            $    982,810  $          0  $    656,407  $          0
                        ------------  ------------  ------------  ------------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk        (1,956,830)   (1,454,068)   (1,932,853)   (1,253,299)
                        ------------  ------------  ------------  ------------
Net investment income
   (loss)                   (974,020)   (1,454,068)   (1,276,446)   (1,253,299)
                        ------------  ------------  ------------  ------------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold         26,562,985    22,679,371    28,182,031    30,476,822
   Cost of shares sold   (21,160,513)  (18,365,021)  (22,565,678)  (26,119,006)
                        ------------  ------------  ------------  ------------
Net realized gains
   (losses) from
   securities
   transactions            5,402,472     4,314,350     5,616,353     4,357,816
Realized gain
   distributions           3,995,968     6,342,337    11,352,494     3,710,362
                        ------------  ------------  ------------  ------------
Net realized gains
   (losses)                9,398,440    10,656,687    16,968,847     8,068,178
                        ------------  ------------  ------------  ------------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period    24,607,808    25,228,057    29,540,339    16,485,533
   End of period          33,924,407    22,656,421    32,465,720    15,075,452
                        ------------  ------------  ------------  ------------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments             9,316,599    (2,571,636)    2,925,381    (1,410,081)
                        ------------  ------------  ------------  ------------
Increase (decrease) in
   net assets from
   operations           $ 17,741,019  $  6,630,983  $ 18,617,782  $  5,404,798
                        ============  ============  ============  ============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                        International   Diversified      Cash          Focus
                            Equity     Fixed Income   Management      Growth
                          Portfolio      Portfolio     Portfolio     Portfolio
                          (Class 2)      (Class 2)     (Class 2)     (Class 2)
                        -------------  ------------  ------------  ------------
Investment income:
   Dividends            $    644,467   $  2,952,681  $  1,012,857  $          0
                        ------------   ------------  ------------  ------------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk        (2,170,421)    (1,615,006)     (854,853)   (1,018,801)
                        ------------   ------------  ------------  ------------
Net investment income
   (loss)                 (1,525,954)     1,337,675       158,004    (1,018,801)
                        ------------   ------------  ------------  ------------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold         33,687,643     27,912,488    94,100,058    20,158,146
   Cost of shares sold   (26,332,341)   (27,785,000)  (92,668,745)  (17,090,760)
                        ------------   ------------  ------------  ------------
Net realized gains
   (losses) from
   securities
   transactions            7,355,302        127,488     1,431,313     3,067,386
Realized gain
   distributions           5,015,890         15,671         2,471             0
                        ------------   ------------  ------------  ------------
Net realized gains
   (losses)               12,371,192        143,159     1,433,784     3,067,386
                        ------------   ------------  ------------  ------------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period    35,043,134     (1,706,794)      630,814    14,453,521
   End of period          43,946,505      1,764,743       673,556    14,063,876
                        ------------   ------------  ------------  ------------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments             8,903,371      3,471,537        42,742      (389,645)
                        ------------   ------------  ------------  ------------
Increase (decrease) in
   net assets from
   operations           $ 19,748,609   $  4,952,371  $  1,634,530  $  1,658,940
                        ============   ============  ============  ============

                        Focus Growth      Focus         Focus
                         and Income       Value        TechNet       Growth
                          Portfolio     Portfolio     Portfolio     Strategy
                          (Class 2)     (Class 2)     (Class 2)    (Class 3)
                        ------------  ------------  ------------  -----------
Investment income:
   Dividends            $    423,913  $    262,620  $          0  $   520,248
                        ------------  ------------  ------------  -----------
Expenses:
   Charges for
     distribution,
     mortality and
     expense risk           (758,596)   (1,258,738)     (407,628)  (1,022,082)
                        ------------  ------------  ------------  -----------
Net investment income
   (loss)                   (334,683)     (996,118)     (407,628)    (501,834)
                        ------------  ------------  ------------  -----------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold         13,740,742    21,035,558    14,925,700    9,264,988
   Cost of shares sold   (11,133,154)  (16,723,926)  (13,377,112)  (8,113,087)
                        ------------  ------------  ------------  -----------
Net realized gains
   (losses) from
   securities
   transactions            2,607,588     4,311,632     1,548,588    1,151,901
Realized gain
   distributions           2,341,419     1,812,005       826,788    1,370,465
                        ------------  ------------  ------------  -----------
Net realized gains
   (losses)                4,949,007     6,123,637     2,375,376    2,522,366
                        ------------  ------------  ------------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period    10,234,437    15,532,270     7,776,572    7,282,798
   End of period          11,238,945    25,895,128     4,020,823   12,521,695
                        ------------  ------------  ------------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments             1,004,508    10,362,858    (3,755,749)   5,238,897
                        ------------  ------------  ------------  -----------
Increase (decrease) in
   net assets from
   operations           $  5,618,832  $ 15,490,377  $ (1,788,001) $ 7,259,429
                        ============  ============  ============  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                          Moderate      Balanced    Conservative   Large Cap    Large Cap     Large Cap     Mid Cap      Mid Cap
                           Growth        Growth        Growth        Growth     Composite       Value        Growth       Value
                          Strategy      Strategy      Strategy     Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                          (Class 3)     (Class 3)     (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)
                        ------------  ------------  ------------  -----------  -----------  ------------  -----------  -----------
Investment income:
   Dividends            $  1,458,536  $  1,831,647  $  1,391,580  $         0  $    35,152  $    335,501  $         0  $   223,384
                        ------------  ------------  ------------  -----------  -----------  ------------  -----------  -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk        (1,882,515)   (1,507,351)     (825,549)    (615,007)    (185,464)     (718,217)    (644,734)    (750,878)
                        ------------  ------------  ------------  -----------  -----------  ------------  -----------  -----------
Net investment income
   (loss)                   (423,979)      324,296       566,031     (615,007)    (150,312)     (382,716)    (644,734)    (527,494)
                        ------------  ------------  ------------  -----------  -----------  ------------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold         18,340,145    14,990,065    13,125,459    8,974,611    2,585,083    13,349,538    8,050,314    9,242,378
   Cost of shares sold   (16,010,927)  (13,469,108)  (12,149,254)  (7,963,866)  (2,275,094)  (11,672,670)  (7,104,616)  (8,285,403)
                        ------------  ------------  ------------  -----------  -----------  ------------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions            2,329,218     1,520,957       976,205    1,010,745      309,989     1,676,868      945,698      956,975
Realized gain
   distributions           2,084,360     1,620,890     1,150,389            0            0     1,535,811    3,030,555    4,657,019
                        ------------  ------------  ------------  -----------  -----------  ------------  -----------  -----------
Net realized gains
   (losses)                4,413,578     3,141,847     2,126,594    1,010,745      309,989     3,212,679    3,976,253    5,613,994
                        ------------  ------------  ------------  -----------  -----------  ------------  -----------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period    13,103,316     8,428,813     3,298,214    4,468,131    1,173,648     5,598,454    6,977,872    5,395,423
   End of period          21,603,694    13,730,384     5,062,247    7,546,270    2,558,962     9,767,630    7,251,582    8,235,317
                        ------------  ------------  ------------  -----------  -----------  ------------  -----------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments             8,500,378     5,301,571     1,764,033    3,078,139    1,385,314     4,169,176      273,710    2,839,894
                        ------------  ------------  ------------  -----------  -----------  ------------  -----------  -----------
Increase (decrease) in
   net assets from
   operations           $ 12,489,977  $  8,767,714  $  4,456,658  $ 3,473,877  $ 1,544,991  $  6,999,139  $ 3,605,229  $ 7,926,394
                        ============  ============  ============  ===========  ===========  ============  ===========  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                                                                Focus
                                     International   Diversified      Cash         Focus        Growth       Focus        Focus
                         Small Cap       Equity     Fixed Income   Management      Growth     and Income     Value       TechNet
                         Portfolio     Portfolio      Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                         (Class 3)     (Class 3)      (Class 3)     (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)
                        -----------  -------------  ------------  ------------  -----------  -----------  -----------  -----------
Investment income:
   Dividends            $         0  $    214,263   $    990,251  $    448,888  $         0  $   244,585  $    92,398  $         0
                        -----------  ------------   ------------  ------------  -----------  -----------  -----------  -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk         (577,254)     (829,810)      (537,867)     (384,396)    (468,324)    (465,813)    (577,700)    (260,867)
                        -----------  ------------   ------------  ------------  -----------  -----------  -----------  -----------
Net investment income
   (loss)                  (577,254)     (615,547)       452,384        64,492     (468,324)    (221,228)    (485,302)    (260,867)
                        -----------  ------------   ------------  ------------  -----------  -----------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold        11,095,404    15,169,770     11,518,003    44,336,213    9,094,176    6,091,495    6,685,827    5,067,733
   Cost of shares sold   (9,905,063)  (12,589,457)   (11,681,741)  (43,802,370)  (8,378,647)  (5,255,332)  (5,726,629)  (4,755,302)
                        -----------  ------------   ------------  ------------  -----------  -----------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions           1,190,341     2,580,313       (163,738)      533,843      715,529      836,163      959,198      312,431
Realized gain
   distributions          1,781,844     2,059,202          5,439         1,211            0    1,498,985      875,427      579,078
                        -----------  ------------   ------------  ------------  -----------  -----------  -----------  -----------
Net realized gains
   (losses)               2,972,185     4,639,515       (158,299)      535,054      715,529    2,335,148    1,834,625      891,509
                        -----------  ------------   ------------  ------------  -----------  -----------  -----------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period    5,734,854     9,821,342     (1,332,832)      170,200    3,919,085    3,757,933    3,741,829    3,143,693
   End of period          6,170,856    14,447,693         41,012       327,246    4,789,315    5,362,477    9,916,162    1,920,579
                        -----------  ------------   ------------  ------------  -----------  -----------  -----------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments              436,002     4,626,351      1,373,844       157,046      870,230    1,604,544    6,174,333   (1,223,114)
                        -----------  ------------   ------------  ------------  -----------  -----------  -----------  -----------
Increase (decrease) in
   net assets from
   operations           $ 2,830,933  $  8,650,319   $  1,667,929  $    756,592  $ 1,117,435  $ 3,718,464  $ 7,523,656  $  (592,472)
                        ===========  ============   ============  ============  ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                       Allocation                              Strategic
                         Allocation     Moderate     Allocation   Allocation     Fixed
                          Moderate       Growth        Growth      Balanced      Income
                          Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                          (Class 3)     (Class 3)    (Class 3)    (Class 3)    (Class 3)
                        ------------  ------------  -----------  -----------  -----------
Investment income:
   Dividends            $          0  $          0  $         0  $         0  $   671,132
                        ------------  ------------  -----------  -----------  -----------
Expenses:
   Charges for
      distribution,
      mortality and
      expense risk        (1,938,793)   (2,905,835)  (1,968,759)    (950,884)    (261,729)
                        ------------  ------------  -----------  -----------  -----------
Net investment income
   (loss)                 (1,938,793)   (2,905,835)  (1,968,759)    (950,884)     409,403
                        ------------  ------------  -----------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold         12,299,720    12,349,496    9,626,675    8,866,043    4,175,196
   Cost of shares sold   (11,533,502)  (11,437,184)  (8,775,293)  (8,434,491)  (4,087,609)
                        ------------  ------------  -----------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions              766,218       912,312      851,382      431,552       87,587
Realized gain
   distributions             583,259       766,077      552,475      501,338       10,795
                        ------------  ------------  -----------  -----------  -----------
Net realized gains
   (losses)                1,349,477     1,678,389    1,403,857      932,890       98,382
                        ------------  ------------  -----------  -----------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period     3,641,630     6,488,704    5,242,698    1,325,349       61,792
   End of period          18,330,426    31,641,029   24,135,269    7,012,939      781,060
                        ------------  ------------  -----------  -----------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments            14,688,796    25,152,325   18,892,571    5,687,590      719,268
                        ------------  ------------  -----------  -----------  -----------
Increase (decrease) in
   net assets from
   operations           $ 14,099,480  $ 23,924,879  $18,327,669  $ 5,669,596  $ 1,227,053
                        ============  ============  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007

                                         Moderate      Balanced    Conservative   Large Cap    Large Cap   Large Cap     Mid Cap
                            Growth        Growth        Growth        Growth        Growth     Composite     Value        Growth
                           Strategy      Strategy      Strategy      Strategy     Portfolio    Portfolio   Portfolio    Portfolio
                           (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)   (Class 1)    (Class 1)
                         ------------  ------------  ------------  ------------  -----------  ----------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)      $   (345,757) $    (59,247) $    386,838  $    575,967  $  (151,788) $  (32,469) $   (77,068) $  (189,039)
   Net realized gains
      (losses)              2,190,539     2,761,573     2,699,962     2,174,552     (211,054)     91,883    1,509,403    1,200,377
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments        5,568,503     5,174,134     2,388,783       978,977    1,203,432     378,260    1,030,392      (64,958)
                         ------------  ------------  ------------  ------------  -----------  ----------  -----------  -----------
   Increase (decrease)
      in net assets
      from operations       7,413,285     7,876,460     5,475,583     3,729,496      840,590     437,674    2,462,727      946,380
                         ------------  ------------  ------------  ------------  -----------  ----------  -----------  -----------
From capital
   transactions:
      Net proceeds from
         units sold            51,024       216,927       108,536        45,746      117,017      89,461      145,316      119,455
      Cost of units
         redeemed         (16,785,799)  (18,817,131)  (15,330,117)  (11,574,924)  (1,642,843)   (542,752)  (2,667,125)  (1,852,923)
      Net transfers        (2,251,922)   (2,764,269)     (999,791)      215,652     (404,694)   (144,314)   2,666,187     (256,767)
      Contract
         maintenance
         charge               (52,069)      (43,740)      (31,047)      (18,148)      (3,867)     (1,268)      (3,682)      (4,703)
                         ------------  ------------  ------------  ------------  -----------  ----------  -----------  -----------
   Increase (decrease)
      in net assets
      from capital
      transactions        (19,038,766)  (21,408,213)  (16,252,419)  (11,331,674)  (1,934,387)   (598,873)     140,696   (1,994,938)
                         ------------  ------------  ------------  ------------  -----------  ----------  -----------  -----------
Increase (decrease)
   in net assets          (11,625,481)  (13,531,753)  (10,776,836)   (7,602,178)  (1,093,797)   (161,199)   2,603,423   (1,048,558)
Net assets at beginning
   of period               84,712,002    95,240,911    70,850,352    50,839,602   11,603,801   3,730,227   15,556,159   15,069,917
                         ------------  ------------  ------------  ------------  -----------  ----------  -----------  -----------
Net assets at end of
   period                $ 73,086,521  $ 81,709,158  $ 60,073,516  $ 43,237,424  $10,510,004  $3,569,028  $18,159,582  $14,021,359
                         ============  ============  ============  ============  ===========  ==========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS
   OUTSTANDING:
   Units sold                   2,307        13,121         6,684         2,768       12,821       9,393       11,288        7,579
   Units redeemed            (912,025)   (1,062,097)     (909,379)     (705,574)    (168,049)    (52,114)    (176,176)    (106,293)
   Units transferred         (123,687)     (155,317)      (59,987)       10,163      (42,892)    (12,331)     174,928      (18,482)
                         ------------  ------------  ------------  ------------  -----------  ----------  -----------  -----------
Increase (decrease) in
   units outstanding       (1,033,405)   (1,204,293)     (962,682)     (692,643)    (198,120)    (55,052)      10,040     (117,196)
Beginning units             4,675,056     5,436,102     4,260,545     3,174,845    1,209,698     359,661    1,069,572      826,124
                         ------------  ------------  ------------  ------------  -----------  ----------  -----------  -----------
Ending units                3,641,651     4,231,809     3,297,863     2,482,202    1,011,578     304,609    1,079,612      708,928
                         ============  ============  ============  ============  ===========  ==========  ===========  ===========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)


                          Mid Cap                 International   Diversified      Cash        Focus                     Moderate
                           Value      Small Cap       Equity     Fixed Income   Management     Growth       Growth        Growth
                         Portfolio    Portfolio     Portfolio      Portfolio    Portfolio    Portfolio     Strategy      Strategy
                         (Class 1)    (Class 1)     (Class 1)      (Class 1)    (Class 1)    (Class 1)     (Class 2)     (Class 2)
                        -----------  -----------  -------------  ------------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $  (120,029) $  (136,267)  $  (111,787)  $   147,577   $    17,512  $   (81,849) $ (1,202,986) $ (1,140,842)
   Net realized gains
      (losses)            2,661,401      805,706       989,227        84,745       194,956      323,410    10,303,857    13,988,921
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments        (25,436)       4,628     1,114,667       258,981        (4,684)    (301,565)    7,301,943    17,990,219
                        -----------  -----------   -----------   -----------   -----------  -----------  ------------  ------------
   Increase (decrease)
      in net assets
      from operations     2,515,936      674,067     1,992,107       491,303       207,784      (60,004)   16,402,814    30,838,298
                        -----------  -----------   -----------   -----------   -----------  -----------  ------------  ------------
From capital
   transactions:
      Net proceeds
         from units
         sold               219,553       25,303         8,158         3,478        82,090        6,084     5,432,131     8,094,356
      Cost of units
         redeemed        (2,698,396)  (1,482,724)   (1,962,988)   (1,407,161)   (1,733,871)  (1,131,928)  (18,180,585)  (27,548,589)
      Net transfers        (516,792)      70,270     2,870,836       157,474      (306,971)  (2,072,734)   (2,571,859)    3,954,286
      Contract
         maintenance
         charge              (4,332)      (2,794)       (2,864)       (2,180)       (1,222)      (2,088)      (54,655)      (75,759)
                        -----------  -----------   -----------   -----------   -----------  -----------  ------------  ------------
   Increase (decrease)
      in net assets
      from capital
      transactions       (2,999,967)  (1,389,945)      913,142    (1,248,389)   (1,959,974)  (3,200,666)  (15,374,968)  (15,575,706)
                        -----------  -----------   -----------   -----------   -----------  -----------  ------------  ------------
Increase (decrease) in
   net assets              (484,031)    (715,878)    2,905,249      (757,086)   (1,752,190)  (3,260,670)    1,027,846    15,262,592
Net assets at
   beginning of period   17,291,562   10,567,275    13,037,757     9,967,288     6,695,478    7,824,198   166,864,108   323,750,865
                        -----------  -----------   -----------   -----------   -----------  -----------  ------------  ------------
Net assets at end of
   period               $16,807,531  $ 9,851,397   $15,943,006   $ 9,210,202   $ 4,943,288  $ 4,563,528  $167,891,954  $339,013,457
                        ===========  ===========   ===========   ===========   ===========  ===========  ============  ============
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS
   OUTSTANDING:
   Units sold                10,712        1,868         1,103           297         7,479          665       304,665       475,390
   Units redeemed          (110,965)    (115,366)     (167,343)     (115,390)     (157,569)    (142,566)     (997,058)   (1,588,570)
   Units transferred        (21,351)       4,972       241,698        13,145       (26,346)    (275,521)     (140,601)      232,661
                        -----------  -----------   -----------   -----------   -----------  -----------  ------------  ------------
Increase (decrease) in
   units outstanding       (121,604)    (108,526)       75,458      (101,948)     (176,436)    (417,422)     (832,994)     (880,519)
Beginning units             724,987      815,332     1,136,838       838,257       617,132      958,186     9,362,205    18,809,158
                        -----------  -----------   -----------   -----------   -----------  -----------  ------------  ------------
Ending units                603,383      706,806     1,212,296       736,309       440,696      540,764     8,529,211    17,928,639
                        ===========  ===========   ===========   ===========   ===========  ===========  ============  ============

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)


                          Balanced    Conservative   Large Cap    Large Cap     Large Cap     Mid Cap       Mid Cap
                           Growth        Growth        Growth     Composite       Value        Growth        Value      Small Cap
                          Strategy      Strategy     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                          (Class 2)     (Class 2)    (Class 2)    (Class 2)     (Class 2)    (Class 2)     (Class 2)    (Class 2)
                        ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $    994,353  $  1,727,686  $(1,458,008) $  (395,338) $   (974,020) $(1,454,068) $ (1,276,446) $(1,253,299)
   Net realized gains
      (losses)            12,148,343     7,674,639    2,691,569    1,253,620     9,398,440   10,656,687    16,968,847    8,068,178
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments      10,591,304     4,205,521    6,066,178    3,166,889     9,316,599   (2,571,636)    2,925,381   (1,410,081)
                        ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
   Increase (decrease)
      in net assets
      from operations     23,734,000    13,607,846    7,299,739    4,025,171    17,741,019    6,630,983    18,617,782    5,404,798
                        ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
From capital
   transactions:
      Net proceeds
         from units
         sold              5,996,029     1,066,224    5,835,223      985,530     5,511,345    3,404,068     4,452,079    4,581,160
      Cost of units
         redeemed        (31,127,325)  (19,799,498)  (8,882,835)  (3,391,612)  (13,478,854)  (9,213,706)  (13,326,559)  (7,935,213)
      Net transfers          246,149    (1,942,568)   2,345,652    2,885,044     4,895,283   (1,846,719)   (3,143,751)  (3,704,741)
      Contract
         maintenance
         charge              (59,611)      (36,062)     (14,246)      (6,451)      (17,933)     (15,317)      (20,739)     (13,719)
                        ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
   Increase (decrease)
      in net assets
      from capital
      transactions       (24,944,758)  (20,711,904)    (716,206)     472,511    (3,090,159)  (7,671,674)  (12,038,970)  (7,072,513)
                        ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in
   net assets             (1,210,758)   (7,104,058)   6,583,533    4,497,682    14,650,860   (1,040,691)    6,578,812   (1,667,715)
Net assets at
   beginning of period   272,827,560   178,433,039   91,255,815   31,480,171   119,267,820   97,719,057   125,363,809   82,694,327
                        ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
Net assets at end of
   period               $271,616,802  $171,328,981  $97,839,348  $35,977,853  $133,918,680  $96,678,366  $131,942,621  $81,026,612
                        ============  ============  ===========  ===========  ============  ===========  ============  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS
   OUTSTANDING:
   Units sold                362,500        66,521      630,950       96,236       389,130      195,874       199,730      371,775
   Units redeemed         (1,860,504)   (1,230,781)    (928,597)    (323,332)     (899,221)    (514,757)     (550,174)    (624,639)
   Units transferred          22,115      (132,253)     224,765      273,170       302,133     (136,729)     (155,958)    (303,957)
                        ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in
   units outstanding      (1,475,889)   (1,296,513)     (72,882)      46,074      (207,958)    (455,612)     (506,402)    (556,821)
Beginning units           16,691,709    11,328,500    9,613,326    3,076,368     8,371,478    5,413,912     5,401,784    6,471,911
                        ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
Ending units              15,215,820    10,031,987    9,540,444    3,122,442     8,163,520    4,958,300     4,895,382    5,915,090
                        ============  ============  ===========  ===========  ============  ===========  ============  ===========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                                                                    Focus
                        International   Diversified       Cash        Focus        Growth        Focus        Focus
                            Equity     Fixed Income    Management     Growth     and Income      Value       TechNet       Growth
                          Portfolio      Portfolio     Portfolio    Portfolio    Portfolio     Portfolio    Portfolio     Strategy
                          (Class 2)      (Class 2)     (Class 2)    (Class 2)    (Class 2)     (Class 2)    (Class 2)    (Class 3)
                        -------------  ------------  ------------  -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $ (1,525,954)  $  1,337,675  $    158,004  $(1,018,801) $  (334,683) $  (996,118) $   (407,628) $  (501,834)
   Net realized gains
      (losses)            12,371,192        143,159     1,433,784    3,067,386    4,949,007    6,123,637     2,375,376    2,522,366
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments       8,903,371      3,471,537        42,742     (389,645)   1,004,508   10,362,858    (3,755,749)   5,238,897
                        ------------   ------------  ------------  -----------  -----------  -----------  ------------  -----------
   Increase (decrease)
      in net assets
      from operations     19,748,609      4,952,371     1,634,530    1,658,940    5,618,832   15,490,377    (1,788,001)   7,259,429
                        ------------   ------------  ------------  -----------  -----------  -----------  ------------  -----------
From capital
   transactions:
      Net proceeds
         from units
         sold              6,549,021      1,673,438     3,071,693    1,746,458    1,534,278    2,815,295       790,868   13,162,493
      Cost of units
         redeemed        (14,583,734)   (14,759,211)  (21,874,850)  (8,406,837)  (5,860,780)  (9,590,551)   (3,325,764)  (2,729,478)
      Net transfers       20,370,146      3,506,703    24,784,132   (2,919,250)   2,568,202    6,740,448    (6,786,858)   2,358,196
      Contract
         maintenance
         charge              (17,927)       (17,020)       (8,631)     (19,125)     (10,387)     (14,720)       (8,052)     (24,336)
                        ------------   ------------  ------------  -----------  -----------  -----------  ------------  -----------
   Increase (decrease)
      in net assets
      from capital
      transactions        12,317,506     (9,596,090)    5,972,344   (9,598,754)  (1,768,687)     (49,528)   (9,329,806)  12,766,875
                        ------------   ------------  ------------  -----------  -----------  -----------  ------------  -----------
Increase (decrease) in
   net assets             32,066,115     (4,643,719)    7,606,874   (7,939,814)   3,850,145   15,440,849   (11,117,807)  20,026,304
Net assets at
   beginning of period   128,870,052    105,605,696    39,177,156   71,917,928   48,653,637   74,141,163    35,612,700   58,674,984
                        ------------   ------------  ------------  -----------  -----------  -----------  ------------  -----------
Net assets at end of
   period               $160,936,167   $100,961,977   $46,784,030  $63,978,114  $52,503,782  $89,582,012  $ 24,494,893  $78,701,288
                        ============   ============  ============  ===========  ===========  ===========  ============  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS
   OUTSTANDING:
   Units sold                596,384        144,149       287,069      232,041      144,108      168,663       161,873      723,428
   Units redeemed         (1,261,660)    (1,237,138)   (2,021,265)  (1,084,437)    (546,573)    (553,230)     (638,565)    (150,230)
   Units transferred       1,725,361        288,405     2,316,039     (356,812)     202,415      384,511    (1,383,609)     131,008
                        ------------   ------------  ------------  -----------  -----------  -----------  ------------  -----------
Increase (decrease) in
   units outstanding       1,060,085       (804,584)      581,843   (1,209,208)    (200,050)         (56)   (1,860,301)     704,206
Beginning units           11,388,257      9,069,350     3,669,725    8,934,171    4,767,365    4,617,687     6,379,660    3,286,645
                        ------------   ------------  ------------  -----------  -----------  -----------  ------------  -----------
Ending units              12,448,342      8,264,766     4,251,568    7,724,963    4,567,315    4,617,631     4,519,359    3,990,851
                        ============   ============  ============  ===========  ===========  ===========  ============  ===========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)


                          Moderate      Balanced    Conservative   Large Cap    Large Cap    Large Cap     Mid Cap      Mid Cap
                           Growth        Growth        Growth        Growth     Composite      Value        Growth       Value
                          Strategy      Strategy      Strategy     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                          (Class 3)     (Class 3)     (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)
                        ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   (423,979) $    324,296  $   566,031   $  (615,007) $  (150,312) $  (382,716) $  (644,734) $  (527,494)
   Net realized gains
      (losses)             4,413,578     3,141,847    2,126,594     1,010,745      309,989    3,212,679    3,976,253    5,613,994
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments       8,500,378     5,301,571    1,764,033     3,078,139    1,385,314    4,169,176      273,710    2,839,894
                        ------------  ------------  -----------   -----------  -----------  -----------  -----------  -----------
   Increase (decrease)
      in net assets
      from operations     12,489,977     8,767,714    4,456,658     3,473,877    1,544,991    6,999,139    3,605,229    7,926,394
                        ------------  ------------  -----------   -----------  -----------  -----------  -----------  -----------
From capital
   transactions:
      Net proceeds
         from units
         sold             20,705,310    10,578,876    6,620,481     7,249,342    1,830,282   10,100,269    6,288,043    8,697,457
      Cost of units
         redeemed         (8,064,024)   (7,910,079)  (7,644,028)   (3,139,079)    (767,442)  (4,284,707)  (3,307,507)  (3,263,002)
      Net transfers       (2,793,326)     (247,287)     345,840       530,339      584,547    1,482,299       69,664     (727,609)
      Contract
         maintenance
         charge              (33,372)      (20,961)      (9,097)       (7,043)      (2,229)      (7,591)      (8,177)      (9,972)
                        ------------  ------------  -----------   -----------  -----------  -----------  -----------  -----------
   Increase (decrease)
      in net assets
      from capital
      transactions         9,814,588     2,400,549     (686,804)    4,633,559    1,645,158    7,290,270    3,042,023    4,696,874
                        ------------  ------------  -----------   -----------  -----------  -----------  -----------  -----------
Increase (decrease) in
   net assets             22,304,565    11,168,263    3,769,854     8,107,436    3,190,149   14,289,409    6,647,252   12,623,268
Net assets at
   beginning of period   115,418,785    94,463,664   52,049,128    37,944,471   11,110,980   42,392,753   41,386,023   46,281,114
                        ------------  ------------  -----------   -----------  -----------  -----------  -----------  -----------
Net assets at end of
   period               $137,723,350  $105,631,927  $55,818,982   $46,051,907  $14,301,129  $56,682,162  $48,033,275  $58,904,382
                        ============  ============  ===========   ===========  ===========  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS
   OUTSTANDING:
   Units sold              1,183,270       630,984      410,748       758,256      171,561      671,376      356,184      362,846
   Units redeemed           (453,460)     (473,997)    (466,587)     (328,045)     (71,956)    (287,650)    (185,914)    (136,264)
   Units transferred        (152,809)      (16,570)      20,354        62,782       55,199       97,391         (317)     (35,646)
                        ------------  ------------  -----------   -----------  -----------  -----------  -----------  -----------
Increase (decrease) in
   units outstanding         577,001       140,417      (35,485)      492,993      154,804      481,117      169,953      190,936
Beginning units            6,692,848     5,786,033    3,299,123     3,988,505    1,084,315    2,972,081    2,289,525    1,997,371
                        ------------  ------------  -----------   -----------  -----------  -----------  -----------  -----------
Ending units               7,269,849     5,926,450    3,263,638     4,481,498    1,239,119    3,453,198    2,459,478    2,188,307
                        ============  ============  ===========   ===========  ===========  ===========  ===========  ===========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)


                                     International   Diversified      Cash        Focus     Focus Growth      Focus        Focus
                         Small Cap       Equity     Fixed Income   Management     Growth     and Income       Value       TechNet
                         Portfolio     Portfolio      Portfolio    Portfolio    Portfolio     Portfolio     Portfolio    Portfolio
                          (Class 3)    (Class 3)      (Class 3)    (Class 3)    (Class 3)     (Class 3)     (Class 3)    (Class 3)
                        -----------  -------------  ------------  -----------  -----------  ------------  ------------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $  (577,254)  $  (615,547)  $   452,384   $    64,492  $  (468,324) $  (221,228)  $   (485,302) $  (260,867)
   Net realized gains
      (losses)            2,972,185     4,639,515      (158,299)      535,054      715,529    2,335,148      1,834,625      891,509
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments        436,002     4,626,351     1,373,844       157,046      870,230    1,604,544      6,174,333   (1,223,114)
                        -----------   -----------   -----------   -----------  -----------  -----------   ------------  -----------
   Increase (decrease)
      in net assets
      from operations     2,830,933     8,650,319     1,667,929       756,592    1,117,435    3,718,464      7,523,656     (592,472)
                        -----------   -----------   -----------   -----------  -----------  -----------   ------------  -----------
From capital
   transactions:
      Net proceeds
         from units
         sold             6,864,314    13,187,145     2,708,926    12,116,465    3,657,426    3,853,608      5,726,694    1,907,144
      Cost of units
         redeemed        (2,620,002)   (3,346,628)   (2,628,303)   (9,070,086)  (2,024,076)  (2,225,811)    (2,260,441)    (982,321)
      Net transfers      (2,339,670)    6,778,446    (2,552,494)   20,782,519   (1,064,617)   1,675,578      5,325,288   (1,697,326)
      Contract
         maintenance
         charge              (8,080)       (8,499)       (3,794)       (1,800)     (10,331)      (7,882)        (7,169)      (6,820)
                        -----------   -----------   -----------   -----------  -----------  -----------   ------------  -----------
   Increase (decrease)
      in net assets
      from capital
      transactions        1,896,562    16,610,464    (2,475,665)   23,827,098      558,402    3,295,493      8,784,372     (779,323)
                        -----------   -----------   -----------   -----------  -----------  -----------   ------------  -----------
Increase (decrease) in
   net assets             4,727,495    25,260,783      (807,736)   24,583,690    1,675,837    7,013,957     16,308,028   (1,371,795)
Net assets at
   beginning of period   37,438,854    45,021,340    34,930,562    13,390,024   30,961,443   28,200,644     30,982,110   19,308,090
                        -----------   -----------   -----------   -----------  -----------  -----------   ------------  -----------
Net assets at end of
   period               $42,166,349   $70,282,123   $34,122,826   $37,973,714  $32,637,280  $35,214,601   $ 47,290,138  $17,936,295
                        ===========   ===========   ===========   ===========  ===========  ===========   ============  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS
   OUTSTANDING:
   Units sold               540,400     1,142,719       228,580     1,119,419      474,276      343,212        326,745      379,096
   Units redeemed          (205,148)     (288,771)     (220,548)     (812,807)    (259,215)    (204,200)      (128,200)    (191,460)
   Units transferred       (186,033)      607,510      (218,162)    1,891,368     (120,899)     149,307        311,268     (351,989)
                        -----------   -----------   -----------   -----------  -----------  -----------   ------------  -----------
Increase (decrease) in
   units outstanding        149,219     1,461,458      (210,130)    2,197,980       94,162      288,319        509,813     (164,353)
Beginning units           2,924,935     3,978,195     3,012,477     1,254,605    3,839,654    2,736,422      1,931,692    3,520,360
                        -----------   -----------   -----------   -----------  -----------  -----------   ------------  -----------
Ending units              3,074,154     5,439,653     2,802,347     3,452,585    3,933,816    3,024,741      2,441,505    3,356,007
                        ===========   ===========   ===========   ===========  ===========  ===========   ============  ===========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2007
                                   (Continued)

                                        Allocation                               Strategic
                         Allocation     Moderate     Allocation    Allocation     Fixed
                          Moderate       Growth        Growth       Balanced      Income
                          Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                          (Class 3)     (Class 3)     (Class 3)    (Class 3)    (Class 3)
                        ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $ (1,938,793) $ (2,905,835) $ (1,968,759) $  (950,884) $   409,403
   Net realized gains
      (losses)             1,349,477     1,678,389     1,403,857      932,890       98,382
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments      14,688,796    25,152,325    18,892,571    5,687,590      719,268
                        ------------  ------------  ------------  -----------  -----------
   Increase (decrease)
      in net assets
      from operations     14,099,480    23,924,879    18,327,669    5,669,596    1,227,053
                        ------------  ------------  ------------  -----------  -----------
From capital
   transactions:
      Net proceeds
         from units
         sold             59,893,995   108,603,556    75,467,246   21,189,016    4,514,823
      Cost of units
         redeemed         (6,841,260)  (10,295,566)   (4,976,937)  (5,039,526)    (905,947)
      Net transfers       25,820,490    35,814,685    26,580,802   15,490,863    8,942,726
      Contract
         maintenance
         charge              (14,011)      (23,434)      (22,567)      (8,685)        (980)
                        ------------  ------------  ------------  -----------  -----------
   Increase (decrease)
      in net assets
      from capital
      transactions        78,859,214   134,099,241    97,048,544   31,631,668   12,550,622
                        ------------  ------------  ------------  -----------  -----------
Increase (decrease) in
   net assets             92,958,694   158,024,120   115,376,213   37,301,264   13,777,675
Net assets at
   beginning of period    75,547,043   110,723,237    70,929,729   42,060,300    9,971,624
                        ------------  ------------  ------------  -----------  -----------
Net assets at end of
   period               $168,505,737  $268,747,357  $186,305,942  $79,361,564  $23,749,299
                        ============  ============  ============  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS
   OUTSTANDING:
   Units sold              5,432,919     9,597,934     6,533,722    1,940,929      428,318
   Units redeemed           (601,363)     (893,821)     (420,942)    (456,537)     (85,010)
   Units transferred       2,313,578     3,125,040     2,281,472    1,427,800      851,277
                        ------------  ------------  ------------  -----------  -----------
Increase (decrease) in
   units outstanding       7,145,134    11,829,153     8,394,252    2,912,192    1,194,585
Beginning units            6,902,373     9,886,182     6,179,665    3,942,190      977,564
                        ------------  ------------  ------------  -----------  -----------
Ending units              14,047,507    21,715,335    14,573,917    6,854,382    2,172,149
                        ============  ============  ============  ===========  ===========

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006

                                         Moderate      Balanced    Conservative   Large Cap    Large Cap    Large Cap     Mid Cap
                            Growth        Growth        Growth        Growth       Growth      Composite      Value        Growth
                           Strategy      Strategy      Strategy      Strategy     Portfolio    Portfolio    Portfolio    Portfolio
                           (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
INCREASE (DECREASE)
   IN NET ASSETS:
From operations:
   Net investment
      income (loss)      $   (523,290) $   (258,184) $    220,869  $    488,648  $  (141,182) $   (28,040) $   (67,990) $  (196,808)
   Net realized gains
      (losses)             (1,017,568)      115,920     1,227,162     1,276,504     (672,751)      16,973      450,461      539,659
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments          14,701,143    12,891,586     5,976,901     2,536,342    2,610,138      503,142    1,749,377    3,349,395
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
   Increase (decrease)
      in net assets
      from operation       13,160,285    12,749,322     7,424,932     4,301,494    1,796,205      492,075    2,131,848    3,692,246
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
From capital
   transactions:
      Net proceeds from
         units sold           257,567       191,065       346,163        75,378       43,294          300      104,928       76,131
      Cost of units
         redeemed         (21,334,994)  (23,042,624)  (18,853,961)  (14,267,816)  (1,488,544)    (853,576)  (1,228,489)  (1,164,905)
      Net transfers        (4,073,871)     (469,514)   (1,596,863)   (2,853,804)  (1,818,444)    (235,701)     550,843     (601,335)
      Contract
         maintenance
         charge               (61,855)      (51,458)      (36,832)      (23,883)      (5,053)      (1,464)      (3,847)      (5,422)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
   Increase (decrease)
      in net assets
      from capital
      transactions        (25,213,153)  (23,372,531)  (20,141,493)  (17,070,125)  (3,268,747)  (1,090,441)    (576,565)  (1,695,531)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Increase (decrease) in
   net assets             (12,052,868)  (10,623,209)  (12,716,561)  (12,768,631)  (1,472,542)    (598,366)   1,555,283    1,996,715
Net assets at beginning
   of period               96,764,870   105,864,120    83,566,913    63,608,233   13,076,343    4,328,593   14,000,876   13,073,202
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Net assets at end of
   period                $ 84,712,002  $ 95,240,911  $ 70,850,352  $ 50,839,602  $11,603,801  $ 3,730,227  $15,556,159  $15,069,917
                         ============  ============  ============  ============  ===========  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                  14,941        11,750        21,543         4,919        4,526           31        8,086        4,162
   Units redeemed          (1,251,687)   (1,386,711)   (1,177,404)     (916,465)    (163,363)     (86,476)     (90,495)     (72,055)
   Units transferred         (242,237)      (28,355)      (98,469)     (179,103)    (189,879)     (23,721)      39,567      (40,207)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Increase (decrease) in
   units outstanding       (1,478,983)   (1,403,316)   (1,254,330)   (1,090,649)    (348,716)    (110,166)     (42,842)    (108,100)
Beginning units             6,154,039     6,839,418     5,514,875     4,265,494    1,558,414      469,827    1,112,414      934,224
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Ending units                4,675,056     5,436,102     4,260,545     3,174,845    1,209,698      359,661    1,069,572      826,124
                         ============  ============  ============  ============  ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                                  Diversified
                           Mid Cap                 International     Fixed        Cash        Focus                    Moderate
                            Value      Small Cap       Equity        Income    Management    Growth       Growth        Growth
                          Portfolio    Portfolio     Portfolio     Portfolio    Portfolio   Portfolio    Strategy      Strategy
                          (Class 1)    (Class 1)     (Class 1)     (Class 1)    (Class 1)   (Class 1)    (Class 2)     (Class 2)
                         -----------  -----------  -------------  -----------  ----------  ----------  ------------  ------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)      $  (135,380) $  (153,310)  $   (89,029)  $   183,152  $  (12,305) $  (97,164) $ (1,372,260) $ (1,648,913)
   Net realized gains
      (losses)             1,953,309      332,137       119,007       159,757      35,498      89,699     1,152,530    (3,494,781)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments          1,238,261    2,154,988     2,916,284      (521,630)     57,510   1,210,067    22,448,476    42,517,959
                         -----------  -----------   -----------   -----------  ----------  ----------  ------------  ------------
   Increase (decrease)
      in net assets
      from operation       3,056,190    2,333,815     2,946,262      (178,721)     80,703   1,202,602    22,228,746    37,374,265
                         -----------  -----------   -----------   -----------  ----------  ----------  ------------  ------------
From capital
   transactions:
      Net proceeds from
         units sold          179,692       85,611        50,020         8,306     162,557      23,446     5,206,715    11,331,121
      Cost of units
         redeemed         (1,511,544)  (1,085,131)     (983,552)   (1,442,181)   (833,267)   (594,187)  (15,293,584)  (26,322,556)
      Net transfers          317,245      143,192     2,397,177      (359,178)  3,009,393     884,720     2,194,974     4,343,553
      Contract
         maintenance
         charge               (4,866)      (3,009)       (2,519)       (2,540)     (1,262)     (2,554)      (57,587)      (79,633)
                         -----------  -----------   -----------   -----------  ----------  ----------  ------------  ------------
   Increase (decrease)
      in net assets
      from capital
      transactions        (1,019,473)    (859,337)    1,461,126    (1,795,593)  2,337,421     311,425    (7,949,482)  (10,727,515)
                         -----------  -----------   -----------   -----------  ----------  ----------  ------------  ------------
Increase (decrease) in
   net assets              2,036,717    1,474,478     4,407,388    (1,974,314)  2,418,124   1,514,027    14,279,264    26,646,750
Net assets at beginning
   of period              15,254,845    9,092,797     8,630,369    11,941,602   4,277,354   6,310,171   152,584,844   297,104,115
                         -----------  -----------   -----------   -----------  ----------  ----------  ------------  ------------
Net assets at end of
   period                $17,291,562  $10,567,275   $13,037,757   $ 9,967,288  $6,695,478  $7,824,198  $166,864,108  $323,750,865
                         ===========  ===========   ===========   ===========  ==========  ==========  ============  ============
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                  8,637        7,354         5,575           685      15,182       2,980       301,588       690,447
   Units redeemed            (66,997)     (93,168)     (101,530)     (119,679)    (77,898)    (77,751)     (908,501)   (1,609,492)
   Units transferred          16,368       26,957       232,753       (29,401)    278,066     109,040       133,559       253,937
                         -----------  -----------   -----------   -----------  ----------  ----------  ------------  ------------
Increase (decrease) in
   units outstanding         (41,992)     (58,857)      136,798      (148,395)    215,350      34,269      (473,354)     (665,108)
Beginning units              766,979      874,189     1,000,040       986,652     401,782     923,917     9,835,559    19,474,266
                         -----------  -----------   -----------   -----------  ----------  ----------  ------------  ------------
Ending units                 724,987      815,332     1,136,838       838,257     617,132     958,186     9,362,205    18,809,158
                         ===========  ===========   ===========   ===========  ==========  ==========  ============  ============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                           Balanced    Conservative   Large Cap    Large Cap     Large Cap     Mid Cap       Mid Cap
                            Growth        Growth        Growth     Composite       Value        Growth        Value      Small Cap
                           Strategy      Strategy     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                           (Class 2)     (Class 2)    (Class 2)    (Class 2)     (Class 2)    (Class 2)     (Class 2)    (Class 2)
                         ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)      $     90,931  $  1,012,468  $(1,173,680) $  (299,319) $   (861,241) $(1,324,929) $ (1,352,237) $(1,140,590)
   Net realized gains
      (losses)             (2,660,934)   (4,716,756)   2,246,648      667,958     3,676,761    5,774,376    13,137,561    3,168,237
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments          27,115,190    16,680,596    9,702,407    3,106,065    12,980,313   16,995,985     9,284,242   13,185,823
                         ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
   Increase (decrease)
      in net assets
      from operations      24,545,187    12,976,308   10,775,375    3,474,704    15,795,833   21,445,432    21,069,566   15,213,470
                         ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
From capital
   transactions:
      Net proceeds from
         units sold         8,139,659     4,141,727    6,318,038    1,877,739     6,654,522    4,577,672     5,968,766    5,217,671
      Cost of units
         redeemed         (26,230,334)  (24,757,763)  (8,653,912)  (2,544,242)  (11,379,196)  (8,539,682)  (12,223,007)  (6,892,234)
      Net transfers        (1,898,606)   (5,422,972)   7,400,610      288,283       970,158    8,783,389      (243,979)   6,386,462
      Contract
         maintenance
         charge               (62,254)      (39,715)     (15,994)      (6,940)      (18,011)     (16,176)      (22,022)     (14,426)
                         ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
   Increase (decrease)
      in net assets
      from capital
      transactions        (20,051,535)  (26,078,723)   5,048,742     (385,160)   (3,772,527)   4,805,203    (6,520,242)   4,697,473
                         ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in
   net assets               4,493,652   (13,102,415)  15,824,117    3,089,544    12,023,306   26,250,635    14,549,324   19,910,943
Net assets at beginning
   of period              268,333,908   191,535,454   75,431,698   28,390,627   107,244,514   71,468,422   110,814,485   62,783,384
                         ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
Net assets at end of
   period                $272,827,560  $178,433,039  $91,255,815  $31,480,171  $119,267,820  $97,719,057  $125,363,809  $82,694,327
                         ============  ============  ===========  ===========  ============  ===========  ============  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                 517,596       269,997      671,642      192,529       493,784      271,643       277,393      431,846
   Units redeemed          (1,669,555)   (1,614,001)    (950,541)    (261,738)     (858,401)    (529,949)     (562,984)    (595,057)
   Units transferred         (115,966)     (346,887)     829,675       28,998        74,022      526,421        (4,449)     532,763
                         ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in
   units outstanding       (1,267,925)   (1,690,891)     550,776      (40,211)     (290,595)     268,115      (290,040)     369,552
Beginning units            17,959,634    13,019,391    9,062,550    3,116,579     8,662,073    5,145,797     5,691,824    6,102,359
                         ------------  ------------  -----------  -----------  ------------  -----------  ------------  -----------
Ending units               16,691,709    11,328,500    9,613,326    3,076,368     8,371,478    5,413,912     5,401,784    6,471,911
                         ============  ============  ===========  ===========  ============  ===========  ============  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                                                    Focus
                         International   Diversified      Cash         Focus        Growth       Focus        Focus
                             Equity     Fixed Income   Management      Growth     and Income     Value       TechNet       Growth
                           Portfolio     Portfolio      Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Strategy
                           (Class 2)     (Class 2)      (Class 2)    (Class 2)    (Class 2)    (Class 2)    (Class 2)    (Class 3)
                         -------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)      $ (1,166,083)  $  1,600,033  $   (301,728) $(1,079,989) $  (654,977) $(1,033,987) $  (492,216) $  (413,271)
   Net realized gains
      (losses)              4,894,239      1,013,868       573,673    2,219,042    2,216,240    5,273,352    2,087,181     (802,396)
   Change in net
      unrealized
      appreciation
      (depreciation) of
      investments          24,939,621     (4,863,617)      383,389   10,830,012    5,407,314    7,789,827    6,137,592    7,490,611
                         ------------   ------------  ------------  -----------  -----------  -----------  -----------  -----------
   Increase (decrease)
      in net assets
      from operations      28,667,777     (2,249,716)      655,334   11,969,065    6,968,577   12,029,192    7,732,557    6,274,944
                         ------------   ------------  ------------  -----------  -----------  -----------  -----------  -----------
From capital
   transactions:
      Net proceeds from
         units sold         7,066,488      2,972,207     7,012,456    2,298,917    1,478,899    2,267,428      927,514   12,242,676
      Cost of units
         redeemed          (9,058,777)   (15,009,757)  (20,860,113)  (7,243,981)  (5,395,733)  (6,995,757)  (2,854,281)  (2,104,569)
      Net transfers        17,096,972     (4,539,024)   (2,118,210)     492,230   (1,092,990)   3,024,534    3,221,610    4,939,246
      Contract
         maintenance
         charge               (14,239)       (19,333)       (7,339)     (21,685)     (10,974)     (14,517)      (9,988)     (17,467)
                         ------------   ------------  ------------  -----------  -----------  -----------  -----------  -----------
   Increase (decrease)
      in net assets
      from capital
      transactions         15,090,444    (16,595,907)  (15,973,206)  (4,474,519)  (5,020,798)  (1,718,312)   1,284,855   15,059,886
                         ------------   ------------  ------------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in
   net assets              43,758,221    (18,845,623)  (15,317,872)   7,494,546    1,947,779   10,310,880    9,017,412   21,334,830
Net assets at beginning
   of period               85,111,831    124,451,319    54,495,028   64,423,382   46,705,858   63,830,283   26,595,288   37,340,154
                         ------------   ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net assets at end of
   period                $128,870,052   $105,605,696    39,177,156  $71,917,928  $48,653,637  $74,141,163  $35,612,700  $58,674,984
                         ============   ============  ============  ===========  ===========  ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold                 695,922        251,148       661,963      294,999      151,192      153,343      184,167      715,472
   Units redeemed            (949,968)    (1,264,950)   (1,963,410)    (960,830)    (571,753)    (479,123)    (545,122)    (124,289)
   Units transferred        1,684,424       (374,642)     (216,551)      60,965     (101,946)     213,524      573,133      291,598
                         ------------   ------------  ------------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in
   units outstanding        1,430,378     (1,388,444)   (1,517,998)    (604,866)    (522,507)    (112,256)     212,178      882,781
Beginning units             9,957,879     10,457,794     5,187,723    9,539,037    5,289,872    4,729,943    6,167,482    2,403,864
                         ------------   ------------  ------------  -----------  -----------  -----------  -----------  -----------
Ending units               11,388,257      9,069,350     3,669,725    8,934,171    4,767,365    4,617,687    6,379,660    3,286,645
                         ============   ============  ============  ===========  ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                          Moderate      Balanced   Conservative   Large Cap     Large Cap    Large Cap     Mid Cap      Mid Cap
                           Growth        Growth       Growth        Growth       Composite     Value       Growth        Value
                          Strategy      Strategy     Strategy     Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                          (Class 3)    (Class 3)     (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)    (Class 3)
                        ------------  -----------  ------------  -----------  ------------  -----------  -----------  -----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $   (513,370) $   (15,030) $   256,369   $  (446,667) $   (92,841)  $  (271,140) $  (487,637) $  (432,928)
   Net realized gains
      (losses)              (247,176)  (1,727,258)  (1,887,271)      380,290      130,277       642,249    1,615,529    3,147,561
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments      12,348,261    9,336,724    4,877,050     3,907,387      997,108     4,610,456    6,989,670    3,784,445
                        ------------  -----------  -----------   -----------  -----------   -----------  -----------  -----------
   Increase (decrease)
      in net assets
      from operations     11,587,715    7,594,436    3,246,148     3,841,010    1,034,544     4,981,565    8,117,562    6,499,078
                        ------------  -----------  -----------   -----------  -----------   -----------  -----------  -----------
From capital
   transactions:
      Net proceeds
         from units
         sold             22,406,610   13,430,670    6,705,919     5,470,339    2,131,881     6,555,187    6,325,598    9,292,065
      Cost of units
         redeemed         (6,865,118)  (5,547,421)  (4,157,042)   (1,454,017)    (557,528)   (1,426,867)  (2,270,417)  (2,293,275)
      Net transfers        6,190,402    2,348,235    1,556,282     5,571,381    1,146,318     4,208,133    5,211,983    3,735,723
      Contract
         maintenance
         charge              (26,160)     (15,714)      (7,224)       (5,461)      (1,850)       (5,491)      (6,604)      (7,447)
                        ------------  -----------  -----------   -----------  -----------   -----------  -----------  -----------
   Increase (decrease)
      in net assets
      from capital
      transactions        21,705,734   10,215,770    4,097,935     9,582,242    2,718,821     9,330,962    9,260,560   10,727,066
                        ------------  -----------  -----------   -----------  -----------   -----------  -----------  -----------
Increase (decrease) in
   net assets             33,293,449   17,810,206    7,344,083    13,423,252    3,753,365    14,312,527   17,378,122   17,226,144
Net assets at beginning
   of period              82,125,336   76,653,458   44,705,045    24,521,219    7,357,615    28,080,226   24,007,901   29,054,970
                        ------------  -----------  -----------   -----------  -----------   -----------  -----------  -----------
Net assets at end of
   period               $115,418,785  $94,463,664  $52,049,128   $37,944,471  $11,110,980   $42,392,753  $41,386,023  $46,281,114
                        ============  ===========  ===========   ===========  ===========   ===========  ===========  ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold              1,356,736      851,062      435,494       592,228      217,209       494,749      383,569      430,204
   Units redeemed           (415,015)    (350,804)    (270,635)     (157,593)     (57,067)     (107,195)    (137,184)    (103,836)
   Units transferred         377,870      150,553      102,001       615,097      117,516       318,657      317,435      178,658
                        ------------  -----------  -----------   -----------  -----------   -----------  -----------  -----------
Increase (decrease) in
   units outstanding       1,319,591      650,811      266,860     1,049,732      277,658       706,211      563,820      505,026
Beginning units            5,373,257    5,135,222    3,032,263     2,938,773      806,657     2,265,870    1,725,705    1,492,345
                        ------------  -----------  -----------   -----------  -----------   -----------  -----------  -----------
Ending units               6,692,848    5,786,033    3,299,123     3,988,505    1,084,315     2,972,081    2,289,525    1,997,371
                        ============  ===========  ===========   ===========  ===========   ===========  ===========  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                                                                Focus
                                     International   Diversified      Cash         Focus        Growth        Focus        Focus
                         Small Cap       Equity     Fixed Income   Management     Growth      and Income      Value        TechNet
                         Portfolio     Portfolio      Portfolio    Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                         (Class 3)     (Class 3)      (Class 3)    (Class 3)     (Class 3)    (Class 3)     (Class 3)     (Class 3)
                        -----------  -------------  ------------  -----------  ------------  -----------  ------------  ------------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $  (452,208)  $  (383,400)   $   463,982  $   (90,806) $  (386,228)  $  (336,120) $  (382,235)  $  (229,258)
   Net realized gains
      (losses)              634,408     1,345,065         38,481      168,453      310,345       409,754    1,374,456       330,081
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments      6,126,972     8,581,406     (1,302,598)     113,263    4,362,621     3,455,448    3,417,839     3,456,571
                        -----------   -----------    -----------  -----------  -----------   -----------  -----------   -----------
   Increase (decrease)
      in net assets
      from operations     6,309,172     9,543,071       (800,135)     190,910    4,286,738     3,529,082    4,410,060     3,557,394
                        -----------   -----------    -----------  -----------  -----------   -----------  -----------   -----------
From capital
   transactions:
      Net proceeds
         from units
         sold             6,129,499     8,602,891      6,353,915    8,745,756    5,218,906     3,751,939    5,277,525     3,815,153
      Cost of units
         redeemed        (1,873,018)   (1,873,610)    (2,416,055)  (2,098,300)  (1,706,219)   (1,553,612)  (1,492,288)     (878,746)
      Net transfers       3,501,917     5,128,288        111,142   (5,642,130)   1,971,204       554,868    2,201,176     1,557,898
      Contract
         maintenance
         charge              (6,546)       (5,462)        (3,225)      (1,153)      (9,311)       (6,929)      (5,422)       (6,153)
                        -----------   -----------    -----------  -----------  -----------   -----------  -----------   -----------
   Increase (decrease)
      in net assets
      from capital
      transactions        7,751,852    11,852,107      4,045,777    1,004,173    5,474,580     2,746,266    5,980,991     4,488,152
                        -----------   -----------    -----------  -----------  -----------   -----------  -----------   -----------
Increase (decrease) in
   net assets            14,061,024    21,395,178      3,245,642    1,195,083    9,761,318     6,275,348   10,391,051     8,045,546
Net assets at
   beginning of period   23,377,830    23,626,162     31,684,920   12,194,941   21,200,125    21,925,296   20,591,059    11,262,544
                        -----------   -----------    -----------  -----------  -----------   -----------  -----------   -----------
Net assets at end of
   period               $37,438,854   $45,021,340    $34,930,562  $13,390,024  $30,961,443   $28,200,644  $30,982,110   $19,308,090
                        ===========   ===========    ===========  ===========  ===========   ===========  ===========   ===========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold               519,928       879,905        537,207      825,737      677,920       382,423      357,489       744,027
   Units redeemed          (159,819)     (188,771)      (205,115)    (198,520)    (227,244)     (163,814)    (101,208)     (173,926)
   Units transferred        296,311       523,778          7,600     (533,161)     254,440        58,940      148,778       293,636
                        -----------   -----------    -----------  -----------  -----------   -----------  -----------   -----------
Increase (decrease) in
   units outstanding        656,420     1,214,912        339,692       94,056      705,116       277,549      405,059       863,737
Beginning units           2,268,515     2,763,283      2,672,785    1,160,549    3,134,538     2,458,873    1,526,633     2,656,623
                        -----------   -----------    -----------  -----------  -----------   -----------  -----------   -----------
Ending units              2,924,935     3,978,195      3,012,477    1,254,605    3,839,654     2,736,422    1,931,692     3,520,360
                        ===========   ===========    ===========  ===========  ===========   ===========  ===========   ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                      Allocation                              Strategic
                        Allocation     Moderate    Allocation    Allocation    Fixed
                         Moderate       Growth       Growth       Balanced     Income
                         Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                         (Class 3)     (Class 3)    (Class 3)    (Class 3)    (Class 3)
                        -----------  ------------  -----------  -----------  ----------
INCREASE (DECREASE) IN
   NET ASSETS:
From operations:
   Net investment
      income (loss)     $  (119,582) $   (313,924) $  (363,323) $    (1,435) $   89,890
   Net realized gains
      (losses)              719,138       869,321      910,509    1,170,271      58,075
   Change in net
      unrealized
      appreciation
      (depreciation)
      of investments      3,752,250     6,623,789    5,459,648    1,398,951      85,589
                        -----------  ------------  -----------  -----------  ----------
   Increase (decrease)
      in net assets
      from operations     4,351,806     7,179,186    6,006,834    2,567,787     233,554
                        -----------  ------------  -----------  -----------  ----------
From capital
   transactions:
      Net proceeds
         from units
         sold            45,720,046    73,996,436   48,549,422   23,729,222   3,618,719
      Cost of units
         redeemed        (1,884,322)   (1,554,765)    (735,367)  (2,242,055)   (574,000)
      Net transfers      18,579,753    23,846,956    9,518,464   10,027,181   4,073,625
      Contract
         maintenance
         charge              (1,924)       (3,347)      (3,629)      (1,101)       (332)
                        -----------  ------------  -----------  -----------  ----------
   Increase (decrease)
      in net assets
      from capital
      transactions       62,413,553    96,285,280   57,328,890   31,513,247   7,118,012
                        -----------  ------------  -----------  -----------  ----------
Increase (decrease) in
   net assets            66,765,359   103,464,466   63,335,724   34,081,034   7,351,566
Net assets at
   beginning of period    8,781,684     7,258,771    7,594,005    7,979,266   2,620,058
                        -----------  ------------  -----------  -----------  ----------
Net assets at end of
   period               $75,547,043  $110,723,237  $70,929,729  $42,060,300  $9,971,624
                        ===========  ============  ===========  ===========  ==========
ANALYSIS OF INCREASE
   (DECREASE) IN UNITS
   OUTSTANDING:
   Units sold             4,381,861     6,985,275    4,561,351    2,347,641     358,805
   Units redeemed          (178,316)     (145,351)     (67,274)    (214,561)    (56,785)
   Units transferred      1,792,362     2,292,866      892,276      990,426     404,459
                        -----------  ------------  -----------  -----------  ----------
Increase (decrease) in
   units outstanding      5,995,907     9,132,790    5,386,353    3,123,506     706,479
Beginning units             906,466       753,392      793,312      818,684     271,085
                        -----------  ------------  -----------  -----------  ----------
Ending units              6,902,373     9,886,182    6,179,665    3,942,190     977,564
                        ===========  ============  ===========  ===========  ==========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Variable Annuity Account Five of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance Company, (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products:
     Seasons, Seasons Select, Seasons Select II, Seasons Advisor, Seasons Triple Elite, Seasons Advisor II, Seasons Preferred Solution, and Seasons Elite.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of a total of 41 variable portfolios and 12 variable strategies of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: four Class 1, four Class 2 and four Class 3 multi-managed variable investment strategies (the "Seasons Strategies"), nine Class 1, nine Class 2 and ten Class 3 variable portfolios (the "Select Portfolios"), four Class 3 managed allocation portfolios (the "Managed Allocation Portfolios"), and one Class 1, four Class 2 and four Class 3 focused portfolios (the "Focused Portfolios"), each with a distinct investment objective. The Seasons Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Seasons Series Trust (the "Trust") and in two other portfolios of the Trust. Each of the Select Portfolios, Managed Allocation Portfolios and Focused Portfolios is invested solely in the shares of a designated portfolio of the Trust. The Trust is a diversified, open-ended affiliated investment company, which retains an investment advisor to assist in its investment activities. The contract holder may elect to have investments allocated to the guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The products offer investments in different classes of shares of the portfolios of the Trust. The primary difference between the classes is Class 2 and Class 3 shares are subject to 12b-1 fees of 0.15% and 0.25%, respectively, of each classes' average daily net assets, while Class 1 shares are not subject to 12b-1 fees. The financial statements include balances allocated by the participant to the

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION (continued)

     Seasons Strategies, Select Portfolios, Managed Allocation Portfolios, and Focused Portfolios and do not include balances allocated to the General Account.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trust as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

     RECLASSIFICATION: Prior year balances have been reclassified to conform with the current year presentation. Such reclassification had no effect on net assets and the increase (decrease) in net assets.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: Net assets allocated to contracts in the payout period are based on the Annuity 2000 Mortality Table, the 1971 Individual Mortality Table and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments for all products.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

     The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of the annuitant than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

     Annuity benefit payments are recorded as redemptions in the accompanying Statement of Changes in Net Assets.

3.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows.

     WITHDRAWAL CHARGE: Each contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the specific contracts, with a maximum charge of either 7% or 9% (applicable to contracts with the Seasons Rewards) of any amount withdrawn that exceeds the free withdrawal amount. Withdrawal charges are recorded as redemptions in the accompanying Statement of Changes in Net Assets. There are no withdrawal charges under the Seasons Advisor and Seasons Advisor II contracts.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $35 ($30 in New Mexico and North Dakota) is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance charge is recorded as a charge in the Statement of Changes in Net Assets. There are no contract maintenance charges under the Seasons Advisor and Seasons Advisor II contracts.

     SEPARATE ACCOUNT ANNUAL CHARGE: The Company deducts a separate account annual charge comprised of mortality and expense risk charges and distribution expense charges, computed on a daily basis. The total annual rates of the net asset value of each Seasons Strategy/Select Portfolio/Managed Allocation Portfolio/Focused Portfolio, depending on any optional death benefits elected for each product, are as follows: Seasons 1.40%, Seasons Select 1.40% or 1.52%, Seasons Select II 1.40%, 1.55%, 1.65%
     or 1.80%, Seasons Advisor 1.40% or 1.65%, Seasons Triple Elite 1.55%, 1.70% or 1.95%, Seasons Advisor II 1.55%, 1.70% or 1.95%, Seasons Preferred Solution 1.15%, 1.40%, 1.55%,

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     1.65%, 1.80% or 2.05% and Seasons Elite 1.55%, 1.75% or 2.00%. The
     mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract. The distribution expense charge is deducted at an annual rate of 0.15% of the net asset value of each Seasons Strategy/Select Portfolio/Managed Allocation Portfolio/Focused Portfolio and is included in the separate account annual charge rate. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     INCOME PROTECTOR FEE: The optional Income Protector Program, offered in Seasons Select, Seasons Select II, and Seasons Triple Elite, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is 0.10% of the Income Benefit Base, deducted annually from the contract value, and is recorded as redemption in the accompanying Statement of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees and charges.

     SEASONS PROMISE FEE: The optional Seasons Promise Program offered in Seasons, Seasons Select II, Seasons Triple Elite, Seasons Preferred Solution and Seasons Elite provides a guaranteed minimum contract value at the end of ten full contract years. The fee ranges up to 0.65% of the contract value less purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the first ten full contract years, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     MARKETLOCK, MARKETLOCK FOR TWO, MARKETLOCK FOR LIFE PLUS AND SEASONS INCOME REWARDS FEE: The optional MarketLock, MarketLock for Two, MarketLock for Life Plus and Seasons Income Rewards features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The MarketLock and Seasons Income Rewards features are offered in Seasons Select II, Seasons Preferred Solution, Seasons Triple Elite and Seasons Elite. The MarketLock for Two feature is offered in Seasons Preferred Solution and Seasons Elite. The MarketLock for Life Plus

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS (continued)

     feature is offered in Seasons Select II, Seasons Preferred Solution and Seasons Elite. The annual fee is 0.65% for MarketLock, 0.40% for MarketLock for Two prior to the first withdrawal and 0.80% after the first withdrawal, 0.65% for single and 0.90% for joint for MarketLock for Life Plus and 0.65% for Seasons Income Rewards in years 0-7 and 0.45% in years 8-10, of the Maximum Anniversary Value Benefit Base or Withdrawal Benefit Base (as described below), deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base for MarketLock and MarketLock for Two is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The Maximum Anniversary Values Benefit Base for MarketLock for Life Plus is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100% of purchase payments made in the first year or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments. The Withdrawal Benefit Base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.

     PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range up to 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2007 consist of the following:

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
Multi-Managed Growth Portfolio (Class 1)                    $  2,059,880     $10,999,724
Multi-Managed Moderate Growth Portfolio (Class 1)              2,261,439      13,001,715
Multi-Managed Income/Equity Portfolio (Class 1)                2,722,053      10,210,026
Multi-Managed Income Portfolio (Class 1)                       3,123,070       8,194,852
Asset Allocation: Diversified Growth Portfolio (Class 1)       3,551,251      22,064,990
Stock Portfolio (Class 1)                                      5,341,314      17,336,790
Large Cap Growth Portfolio (Class 1)                             533,121       2,619,296
Large Cap Composite Portfolio (Class 1)                          290,950         922,292
Large Cap Value Portfolio (Class 1)                            5,936,200       5,326,173
Mid Cap Growth Portfolio (Class 1)                             1,749,146       3,035,429
Mid Cap Value Portfolio (Class 1)                              3,141,766       4,755,049
Small Cap Portfolio (Class 1)                                  2,898,448       3,975,399
International Equity Portfolio (Class 1)                       5,473,410       4,169,209
Diversified Fixed Income Portfolio (Class 1)                   3,194,113       4,293,508
Cash Management Portfolio (Class 1)                            9,835,492      11,777,698
Focus Growth Portfolio (Class 1)                                 842,182       4,124,697
Multi-Managed Growth Portfolio (Class 2)                      11,499,153      18,276,677
Multi-Managed Moderate Growth Portfolio (Class 2)             20,099,436      25,409,353
Multi-Managed Income/Equity Portfolio (Class 2)               17,611,582      25,456,430
Multi-Managed Income Portfolio (Class 2)                      12,935,152      19,171,031
Asset Allocation: Diversified Growth Portfolio (Class 2)      24,309,911      49,007,410
Stock Portfolio (Class 2)                                     28,329,202      37,307,338
Large Cap Growth Portfolio (Class 2)                          16,957,961      19,132,175
Large Cap Composite Portfolio (Class 2)                        6,941,018       6,863,845
Large Cap Value Portfolio (Class 2)                           26,494,774      26,562,985
Mid Cap Growth Portfolio (Class 2)                            19,895,966      22,679,371
Mid Cap Value Portfolio (Class 2)                             26,219,109      28,182,031
Small Cap Portfolio (Class 2)                                 25,861,372      30,476,822
International Equity Portfolio (Class 2)                      49,495,085      33,687,643
Diversified Fixed Income Portfolio (Class 2)                  19,669,744      27,912,488
Cash Management Portfolio (Class 2)                          100,232,877      94,100,058
Focus Growth Portfolio (Class 2)                               9,540,591      20,158,146
Focus Growth and Income Portfolio (Class 2)                   13,978,791      13,740,742
Focus Value Portfolio (Class 2)                               21,801,917      21,035,558
Focus TechNet Portfolio (Class 2)                              6,015,054      14,925,700
Multi-Managed Growth Portfolio (Class 3)                      11,007,385       4,326,696

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
Multi-Managed Moderate Growth Portfolio (Class 3)           $ 15,863,937     $ 9,226,128
Multi-Managed Income/Equity Portfolio (Class 3)               10,746,336       7,317,587
Multi-Managed Income Portfolio (Class 3)                       8,879,259       7,283,663
Asset Allocation: Diversified Growth Portfolio (Class 3)      20,022,131      15,773,847
Stock Portfolio (Class 3)                                     19,687,434      11,792,736
Large Cap Growth Portfolio (Class 3)                          12,993,164       8,974,611
Large Cap Composite Portfolio (Class 3)                        4,079,930       2,585,083
Large Cap Value Portfolio (Class 3)                           21,792,904      13,349,538
Mid Cap Growth Portfolio (Class 3)                            13,478,159       8,050,314
Mid Cap Value Portfolio (Class 3)                             18,068,778       9,242,378
Small Cap Portfolio (Class 3)                                 14,196,557      11,095,404
International Equity Portfolio (Class 3)                      33,223,889      15,169,770
Diversified Fixed Income Portfolio (Class 3)                   9,500,162      11,518,003
Cash Management Portfolio (Class 3)                           68,229,014      44,336,213
Focus Growth Portfolio (Class 3)                               9,184,254       9,094,176
Focus Growth and Income Portfolio (Class 3)                   10,664,746       6,091,495
Focus Value Portfolio (Class 3)                               15,860,324       6,685,827
Focus TechNet Portfolio (Class 3)                              4,606,621       5,067,733
Allocation Moderate Portfolio (Class 3)                       89,803,400      12,299,720
Allocation Moderate Growth Portfolio (Class 3)               144,308,979      12,349,496
Allocation Growth Portfolio (Class 3)                        105,258,935       9,626,675
Allocation Balanced Portfolio (Class 3)                       40,048,165       8,866,043
Strategic Fixed Income Portfolio (Class 3)                    17,146,016       4,175,196

5.   SUBSEQUENT EVENT

     Effective May 1, 2007, the Separate Account changed its method of determining cost of investments sold by the Trusts from an average cost method to the first-in, first-out method. Management believes that the first-in, first-out method is more commonly used for financial reporting by separate accounts and is a preferable method of accounting. Since investments are stated at net asset value of each of the portfolios of the Trusts, which value their investment securities at fair value, the change has no impact on net assets. The change in method of determining cost of investments sold will result in a reclassification between realized gains and losses and unrealized appreciation and depreciation of investments, beginning May 1, 2007, with no impact on the total increase (decrease) in net assets from operations.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2007, 2006, 2005, 2004 and 2003, follows:

                       At April 30                            For the Year Ended April 30
       ------------------------------------------   -----------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment      Total Return
                       Lowest to       Net Assets      Lowest to       Income         Lowest to
Year      Units     Highest ($) (5)       ($)         Highest (1)     Ratio (2)       Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   -----------------
Growth Strategy (Class 1)
2007    3,641,651   19.88 to 20.07     73,086,521   1.40% to 1.52%      0.95%      10.63% to  10.76%
2006    4,675,056   17.97 to 18.12     84,712,002   1.40% to 1.52%      0.84%      15.10% to  15.24%
2005    6,154,039   15.61 to 15.73     96,764,870   1.40% to 1.52%      0.57%       4.96% to   5.09%
2004    7,772,716   14.87 to 14.96    116,291,111   1.40% to 1.52%      0.81%      17.04% to  17.18%
2003    8,388,728   12.71 to 12.77    107,107,897   1.40% to 1.52%      1.10%     -11.41% to -11.30%

Moderate Growth Strategy (Class 1)
2007    4,231,809   19.13 to 19.31     81,709,158   1.40% to 1.52%      1.34%      10.08% to  10.21%
2006    5,436,102   17.38 to 17.52     95,240,911   1.40% to 1.52%      1.15%      13.06% to  13.19%
2005    6,839,418   15.37 to 15.48    105,864,120   1.40% to 1.52%      0.87%       4.45% to   4.58%
2004    8,455,950   14.71 to 14.80    125,160,639   1.40% to 1.52%      1.15%      14.75% to  14.89%
2003    9,209,776   12.82 to 12.88    118,653,181   1.40% to 1.52%      1.43%      -9.35% to  -9.24%

Balanced Growth Strategy (Class 1)
2007    3,297,863   18.04 to 18.22     60,073,516   1.40% to 1.52%      2.03%       9.41% to   9.54%
2006    4,260,545   16.49 to 16.63     70,850,352   1.40% to 1.52%      1.70%       9.61% to   9.75%
2005    5,514,875   15.05 to 15.16     83,566,913   1.40% to 1.52%      1.36%       4.61% to   4.73%
2004    6,719,426   14.38 to 14.47     97,222,088   1.40% to 1.52%      1.53%      11.84% to  11.97%
2003    7,403,724   12.86 to 12.92     95,672,898   1.40% to 1.52%      1.77%      -5.99% to  -5.88%

Conservative Growth Strategy (Class 1)
2007    2,482,202   17.25 to 17.42     43,237,424   1.40% to 1.52%      2.68%       8.65% to   8.78%
2006    3,174,845   15.88 to 16.02     50,839,602   1.40% to 1.52%      2.25%       7.26% to   7.39%
2005    4,265,494   14.81 to 14.92     63,608,233   1.40% to 1.52%      1.81%       4.21% to   4.33%
2004    5,093,757   14.21 to 14.30     72,807,120   1.40% to 1.52%      1.98%       9.23% to   9.37%
2003    5,702,169   13.01 to 13.07     74,525,952   1.40% to 1.52%      2.08%      -2.90% to  -2.78%

Large Cap Growth Portfolio (Class 1)
2007    1,011,578    9.40 to 10.47     10,510,004   1.40% to 1.52%      0.00%       8.24% to   8.37%
2006    1,209,698    8.68 to  9.66     11,603,801   1.40% to 1.52%      0.33%      14.26% to  14.40%
2005    1,558,414    7.60 to  8.44     13,076,343   1.40% to 1.52%      0.00%       3.55% to   3.68%
2004    1,832,151    7.34 to  8.14     14,801,993   1.40% to 1.52%      0.00%      19.05% to  19.20%
2003    1,955,050    6.16 to  6.83     13,238,748   1.40% to 1.52%      0.00%     -14.15% to -14.04%

Large Cap Composite Portfolio (Class 1)
2007      304,609   10.74 to 11.75      3,569,028   1.40% to 1.52%      0.50%      12.82% to  12.95%
2006      359,661    9.52 to 10.40      3,730,227   1.40% to 1.52%      0.70%      12.54% to  12.68%
2005      469,827    8.46 to  9.23      4,328,593   1.40% to 1.52%      0.22%       4.09% to   4.22%
2004      554,166    8.13 to  8.86      4,898,313   1.40% to 1.52%      0.19%      18.48% to  18.62%
2003      604,695    6.86 to  7.47      4,502,484   1.40% to 1.52%      0.34%     -15.98% to -15.88%

Large Cap Value Portfolio (Class 1)
2007    1,079,612   16.03 to 16.85     18,159,582   1.40% to 1.52%      0.93%      15.52% to  15.66%
2006    1,069,572   13.88 to 14.57     15,556,159   1.40% to 1.52%      0.93%      15.44% to  15.58%
2005    1,112,414   12.02 to 12.60     14,000,876   1.40% to 1.52%      0.78%       7.48% to   7.61%
2004    1,184,464   11.18 to 11.71     13,848,855   1.40% to 1.52%      0.85%      23.56% to  23.71%
2003    1,223,417    9.05 to  9.47     11,563,105   1.40% to 1.52%      0.30%     -16.47% to -16.37%

Mid Cap Growth Portfolio (Class 1)
2007      708,928   18.14 to 19.88     14,021,359   1.40% to 1.52%      0.00%       8.23% to   8.36%
2006      826,124   16.77 to 18.35     15,069,917   1.40% to 1.52%      0.00%      30.19% to  30.35%
2005      934,224   12.88 to 14.08     13,073,202   1.40% to 1.52%      0.00%       1.75% to   1.87%
2004    1,069,700   12.66 to 13.82     14,699,391   1.40% to 1.52%      0.00%      34.27% to  34.43%
2003    1,117,955    9.43 to 10.28     11,426,013   1.40% to 1.52%      0.00%     -15.93% to -15.83%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                         At April 30                            For the Year Ended April 30
       --------------------------------------------   -----------------------------------------------
                     Unit Fair Value                   Expense Ratio   Investment      Total Return
                        Lowest to        Net Assets      Lowest to       Income         Lowest to
Year      Units      Highest ($) (5)        ($)         Highest (1)     Ratio (2)      Highest (3)
----   ----------   -----------------   -----------   --------------   ----------   -----------------
Mid Cap Value Portfolio (Class 1)
2007      603,383   27.25 to 27.87       16,807,531   1.40% to 1.52%      0.67%      16.63% to  16.77%
2006      724,987   23.37 to 23.87       17,291,562   1.40% to 1.52%      0.61%      19.76% to  19.91%
2005      766,979   19.51 to 19.91       15,254,845   1.40% to 1.52%      0.42%      14.62% to  14.76%
2004      784,173   17.02 to 17.35       13,592,602   1.40% to 1.52%      0.71%      31.22% to  31.38%
2003      834,622   12.97 to 13.20       11,011,900   1.40% to 1.52%      0.20%     -15.80% to -15.69%

Small Cap Portfolio (Class 1)
2007      706,806   13.34 to 13.96        9,851,397   1.40% to 1.52%      0.00%       7.38% to   7.51%
2006      815,332   12.42 to 12.99       10,567,275   1.40% to 1.52%      0.00%      24.42% to  24.57%
2005      874,189    9.98 to 10.42        9,092,797   1.40% to 1.52%      0.00%      -0.27% to  -0.14%
2004    1,048,562   10.01 to 10.44       10,920,489   1.40% to 1.52%      0.00%      28.41% to  28.57%
2003    1,068,628    7.80 to  8.12        8,656,121   1.40% to 1.52%      0.00%     -22.59% to -22.50%

International Equity Portfolio (Class 1)
2007    1,212,296   12.21 to 13.19       15,943,006   1.40% to 1.52%      0.59%      14.50% to  14.64%
2006    1,136,838   10.67 to 11.51       13,037,757   1.40% to 1.52%      0.50%      32.68% to  32.84%
2005    1,000,040    8.04 to  8.66        8,630,369   1.40% to 1.52%      1.22%      10.01% to  10.14%
2004    1,000,273    7.31 to  7.86        7,843,631   1.40% to 1.52%      1.00%      34.15% to  34.31%
2003      990,752    5.45 to  5.85        5,783,950   1.40% to 1.52%      0.42%     -24.84% to -24.75%

Diversified Fixed Income Portfolio (Class 1)
2007      736,309   12.26 to 12.54        9,210,202   1.40% to 1.52%      3.00%       5.16% to   5.28%
2006      838,257   11.66 to 11.91        9,967,288   1.40% to 1.52%      3.07%      -1.83% to  -1.71%
2005      986,652   11.88 to 12.11       11,941,602   1.40% to 1.52%      3.02%       3.08% to   3.20%
2004    1,056,123   11.53 to 11.74       12,385,587   1.40% to 1.52%      2.45%      -0.42% to  -0.30%
2003    1,489,314   11.57 to 11.77       17,520,349   1.40% to 1.52%      0.48%       7.55% to   7.68%

Cash Management Portfolio (Class 1)
2007      440,696   11.09 to 11.22        4,943,288   1.40% to 1.52%      1.71%       3.26% to   3.39%
2006      617,132   10.74 to 10.85        6,695,478   1.40% to 1.52%      1.08%       1.76% to   1.91%
2005      401,782   10.56 to 10.65        4,277,354   1.40% to 1.52%      0.27%      -0.38% to  -0.25%
2004      303,221   10.60 to 10.67        3,235,873   1.40% to 1.52%      0.81%      -1.23% to  -1.09%
2003      547,327   10.73 to 10.79        5,904,008   1.40% to 1.52%      1.32%      -0.75% to  -0.61%

Focus Growth Portfolio (Class 1)
2007      540,764    7.90 to 8.44         4,563,528   1.40% to 1.52%      0.00%       3.08% to   3.21%
2006      958,186    7.66 to 8.18         7,824,198   1.40% to 1.52%      0.00%      19.41% to  19.55%
2005      923,917    6.42 to 6.84         6,310,171   1.40% to 1.52%      0.00%      -4.68% to  -4.56%
2004    1,101,057    6.73 to 7.17         7,873,424   1.40% to 1.52%      0.00%      27.97% to  28.12%
2003    1,099,996    5.26 to 5.60         6,135,879   1.40% to 1.52%      0.00%     -15.11% to -15.00%

Growth Strategy (Class 2)
2007    8,529,211   19.46 to 19.87 (6)  167,891,954   1.40% to 1.95%      0.84%       9.99% to  10.60%
2006    9,362,205   17.69 to 17.96 (6)  166,864,108   1.40% to 1.95%      0.72%      14.44% to  15.07%
2005    9,835,559   15.46 to 15.61 (6)  152,584,844   1.40% to 1.95%      0.47%       4.36% to   4.93%
2004   10,609,338   14.82 to 14.88 (6)  157,034,208   1.40% to 1.95%      0.72%      16.37% to  17.01%
2003    8,295,545   12.64 to 12.81      105,045,110   1.40% to 1.95%      1.10%     -12.01% to -11.43%

Moderate Growth Strategy (Class 2)
2007   17,928,639   18.55 to 19.12      339,013,457   1.40% to 1.95%      1.22%       9.44% to  10.05%
2006   18,809,158   16.95 to 17.38      323,750,865   1.40% to 1.95%      1.04%      12.40% to  13.02%
2005   19,474,266   15.08 to 15.37      297,104,115   1.40% to 1.95%      0.78%       3.85% to   4.42%
2004   19,965,290   14.52 to 14.72      292,196,592   1.40% to 1.95%      1.07%      14.09% to  14.72%
2003   15,373,923   12.73 to 12.83      196,419,224   1.40% to 1.95%      1.49%      -9.89% to  -9.40%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                        At April 30                             For the Year Ended April 30
       --------------------------------------------   -----------------------------------------------
                     Unit Fair Value                   Expense Ratio   Investment      Total Return
                        Lowest to        Net Assets      Lowest to       Income         Lowest to
Year      Units      Highest ($) (5)        ($)         Highest (1)     Ratio (2)      Highest (3)
----   ----------   -----------------   -----------   --------------   ----------   -----------------
Balanced Growth Strategy (Class 2)
2007   15,215,820   17.55 to 18.04      271,616,802   1.40% to 1.95%      1.93%        8.78% to  9.38%
2006   16,691,709   16.13 to 16.49      272,827,560   1.40% to 1.95%      1.60%        8.98% to  9.58%
2005   17,959,634   14.80 to 15.05      268,333,908   1.40% to 1.95%      1.26%        4.00% to  4.57%
2004   18,767,867   14.23 to 14.39      268,615,260   1.40% to 1.95%      1.48%       11.20% to 11.81%
2003   14,002,893   12.79 to 12.87      179,524,903   1.40% to 1.95%      1.79%       -6.55% to -6.03%

Conservative Growth Strategy (Class 2)
2007   10,031,987   16.91 to 17.25 (6)  171,328,981   1.40% to 1.95%      2.59%       8.03% to   8.62%
2006   11,328,500   15.66 to 15.88 (6)  178,433,039   1.40% to 1.95%      2.11%       6.64% to   7.23%
2005   13,019,391   14.68 to 14.81 (6)  191,535,454   1.40% to 1.95%      1.70%       3.61% to   4.18%
2004   13,601,996   14.17 to 14.21 (6)  192,367,449   1.40% to 1.95%      1.92%       8.61% to   9.21%
2003   11,312,263   12.93 to 13.11      146,699,325   1.40% to 1.95%      2.13%      -3.46% to  -2.94%

Large Cap Growth Portfolio (Class 2)
2007    9,540,444   10.08 to 10.37       97,839,348   1.40% to 1.95%      0.00%       7.61% to   8.21%
2006    9,613,326    9.37 to  9.58       91,255,815   1.40% to 1.95%      0.20%      13.61% to  14.23%
2005    9,062,550    8.25 to  8.39       75,431,698   1.40% to 1.95%      0.00%       2.97% to   3.53%
2004    8,958,148    8.01 to  8.10       72,131,748   1.40% to 1.95%      0.00%      18.37% to  19.02%
2003    6,679,182    6.77 to  6.81       45,250,524   1.40% to 1.95%      0.00%     -14.64% to -14.18%

Large Cap Composite Portfolio (Class 2)
2007    3,122,442   11.35 to 11.64       35,977,853   1.40% to 1.95%      0.37%      12.16% to  12.78%
2006    3,076,368   10.12 to 10.32       31,480,171   1.40% to 1.95%      0.58%      11.89% to  12.51%
2005    3,116,579    9.04 to  9.17 (6)   28,390,627   1.40% to 1.95%      0.10%       3.50% to   4.06%
2004    3,143,934    8.74 to  8.81 (6)   27,564,090   1.40% to 1.95%      0.07%      17.80% to  18.45%
2003    2,472,403    7.39 to  7.45       18,323,498   1.40% to 1.95%      0.20%     -16.46% to -16.00%

Large Cap Value Portfolio (Class 2)
2007    8,163,520   15.81 to 16.69      133,918,680   1.40% to 1.95%      0.79%      14.86% to  15.49%
2006    8,371,478   13.76 to 14.45      119,267,820   1.40% to 1.95%      0.80%      14.78% to  15.41%
2005    8,662,073   11.99 to 12.52      107,244,514   1.40% to 1.95%      0.68%       6.87% to   7.45%
2004    7,891,730   11.22 to 11.65       91,234,932   1.40% to 1.95%      0.75%      22.85% to  23.52%
2003    6,106,189    9.13 to  9.43       57,267,796   1.40% to 1.95%      0.27%     -16.95% to -16.50%

Mid Cap Growth Portfolio (Class 2)
2007    4,958,300   19.25 to 19.69       96,678,366   1.40% to 1.95%      0.00%       7.60% to   8.19%
2006    5,413,912   17.89 to 18.20       97,719,057   1.40% to 1.95%      0.00%      29.44% to  30.15%
2005    5,145,797   13.82 to 13.78 (6)   71,468,422   1.40% to 1.95%      0.00%       1.17% to   1.72%
2004    5,124,765   13.66 to 13.75 (6)   70,053,839   1.40% to 1.95%      0.00%      33.50% to  34.23%
2003    3,521,157   10.18 to 10.28       35,910,398   1.40% to 1.95%      0.00%     -16.40% to -15.95%

Mid Cap Value Portfolio (Class 2)
2007    4,895,382   25.33 to 27.61      131,942,621   1.40% to 1.95%      0.53%      15.96% to  16.59%
2006    5,401,784   21.84 to 23.68      125,363,809   1.40% to 1.95%      0.46%      19.07% to  19.73%
2005    5,691,824   18.34 to 19.78      110,814,485   1.40% to 1.95%      0.32%      13.96% to  14.59%
2004    4,849,209   16.10 to 17.26       82,845,283   1.40% to 1.95%      0.60%      30.47% to  31.19%
2003    3,753,592   12.34 to 13.16       49,036,878   1.40% to 1.95%      0.16%     -16.27% to -15.82%

Small Cap Portfolio (Class 2)
2007    5,915,090   13.48 to 13.83       81,026,612   1.40% to 1.95%      0.00%       6.76% to   7.35%
2006    6,471,911   12.63 to 12.88       82,694,327   1.40% to 1.95%      0.00%      23.70% to  24.38%
2005    6,102,359   10.21 to 10.36 (6)   62,783,384   1.40% to 1.95%      0.00%      -0.84% to  -0.29%
2004    5,957,810   10.30 to 10.39 (6)   61,539,737   1.40% to 1.95%      0.00%      27.67% to  28.37%
2003    3,845,782    8.04 to  8.12       30,985,906   1.40% to 1.95%      0.00%     -23.03% to -22.61%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                        At April 30                               For the Year Ended April 30
       --------------------------------------------   --------------------------------------------------
                     Unit Fair Value                   Expense Ratio   Investment      Total Return
                        Lowest to        Net Assets      Lowest to       Income         Lowest to
Year      Units      Highest ($) (5)        ($)         Highest (1)     Ratio (2)      Highest (3)
----   ----------   -----------------   -----------   --------------   ----------   --------------------
International Equity Portfolio (Class 2)
2007   12,448,342   12.75 to 13.05      160,936,167   1.40% to 1.95%      0.46%        13.84% to  14.47%
2006   11,388,257   11.20 to 11.40      128,870,052   1.40% to 1.95%      0.38%        31.92% to  32.64%
2005    9,957,879    8.49 to  8.60 (6)   85,111,831   1.40% to 1.95%      1.10%         9.38% to   9.98%
2004    7,613,301    7.76 to  7.82 (6)   59,260,099   1.40% to 1.95%      0.88%        33.38% to  34.10%
2003    5,179,868    5.80 to  5.83       30,120,703   1.40% to 1.95%      0.23%       -25.25% to -24.96%

Diversified Fixed Income Portfolio (Class 2)
2007    8,264,766   11.76 to 12.42      100,961,977   1.40% to 1.95%      2.88%         4.55% to   5.13%
2006    9,069,350   11.25 to 11.81      105,605,696   1.40% to 1.95%      2.97%        -2.40% to  -1.86%
2005   10,457,794   11.53 to 12.04      124,451,319   1.40% to 1.95%      2.94%         2.49% to   3.05%
2004   11,202,717   11.25 to 11.68      129,845,199   1.40% to 1.95%      2.22%        -0.99% to  -0.45%
2003   12,205,305   11.36 to 11.73      142,395,670   1.40% to 1.95%      0.47%         6.97% to   7.52%

Cash Management Portfolio (Class 2)
2007    4,251,568   10.81 to 11.11       46,784,030   1.40% to 1.95%      1.87%         2.66% to   3.23%
2006    3,669,725   10.52 to 10.76       39,177,156   1.40% to 1.95%      0.89%         1.19% to   1.75%
2005    5,187,723   10.40 to 10.58       54,495,028   1.40% to 1.95%      0.17%        -0.94% to  -0.40%
2004    4,648,052   10.50 to 10.62       49,137,559   1.40% to 1.95%      0.62%        -1.78% to  -1.24%
2003    4,668,834   10.68 to 10.76       50,041,649   1.40% to 1.95%      1.30%        -1.28% to  -0.76%

Focus Growth Portfolio (Class 2)
2007    7,724,963    8.14 to  8.36       63,978,114   1.40% to 1.95%      0.00%         2.50% to   3.07%
2006    8,934,171    7.94 to  8.12       71,917,928   1.40% to 1.95%      0.00%        18.72% to  19.37%
2005    9,539,037    6.69 to  6.80 (6)   64,423,382   1.40% to 1.95%      0.00%        -5.22% to  -4.70%
2004    9,361,514    7.06 to  7.13 (6)   66,439,046   1.40% to 1.95%      0.00%        27.24% to  27.94%
2003    6,602,801    5.54 to  5.59       36,675,271   1.40% to 1.95%      0.00%       -15.59% to -15.13%

Focus Growth and Income Portfolio (Class 2)
2007    4,567,315   11.53 to 11.88 (6)   52,503,782   1.40% to 1.95%      0.87%        12.22% to  12.83%
2006    4,767,365   10.27 to 10.53 (6)   48,653,637   1.40% to 1.95%      0.21%        14.99% to  15.62%
2005    5,289,872    8.93 to  9.10 (6)   46,705,858   1.40% to 1.95%      0.00%         0.11% to   0.66%
2004    5,668,168    8.92 to  9.04 (6)   49,667,898   1.40% to 1.95%      0.00%        20.45% to  21.12%
2003    3,072,999    7.10 to  7.47       22,237,737   1.40% to 1.95%      0.00%       -13.01% to -12.53%

Focus Value Portfolio (Class 2)
2007    4,617,631   18.90 to 19.58       89,582,012   1.40% to 1.95%      0.32%        20.37% to  21.04%
2006    4,617,687   15.70 to 16.18       74,141,163   1.40% to 1.95%      0.07%        18.51% to  19.16%
2005    4,729,943   13.25 to 13.58       63,830,283   1.40% to 1.95%      0.67%         9.95% to  10.55%
2004    3,898,970   12.05 to 12.28       47,700,345   1.40% to 1.95%      0.00%        29.60% to  30.31%
2003    2,235,185    9.30 to  9.44       21,014,443   1.40% to 1.95%      1.08%       -12.72% to -12.24%

Focus TechNet Portfolio (Class 2)
2007    4,519,359    5.14 to  5.29 (6)   24,494,893   1.40% to 1.95%      0.00%        -2.54% to  -2.00%
2006    6,379,660    5.27 to  5.39 (6)   35,612,700   1.40% to 1.95%      0.00%        29.38% to  30.08%
2005    6,167,482    4.07 to  4.15 (6)   26,595,288   1.40% to 1.95%      0.00%        -3.99% to  -3.45%
2004    6,441,127    4.24 to  4.29 (6)   28,955,179   1.40% to 1.95%      0.00%        52.52% to  53.36%
2003    3,656,127    2.78 to  3.09       10,693,989   1.40% to 1.95%      0.00%       -15.57% to -15.12%

Growth Strategy (Class 3)
2007    3,990,851   19.30 to 19.81 (6)   78,701,288   1.15% to 2.05%      0.76%     11.20%(9) to 12.18% (7)(9)
2006    3,286,645   17.30 to 17.93 (6)   58,674,984   1.40% to 1.95%      0.64%        14.33% to 14.95%
2005    2,403,864   15.13 to 15.60 (6)   37,340,154   1.40% to 1.95%      0.43%         4.24% to  4.82%
2004      720,543   14.51 to 14.88 (6)   10,671,640   1.40% to 1.95%      0.20%         4.41% to 15.51% (7)
2003        2,839   12.57 to 12.81           36,337   1.55% to 1.95%      0.05%      2.09%(4) to  4.11% (4)

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                        At April 30                                 For the Year Ended April 30
       -------------------------------------------   ---------------------------------------------------------
                     Unit Fair Value                  Expense Ratio   Investment          Total Return
                        Lowest to       Net Assets      Lowest to       Income             Lowest to
Year      Units      Highest ($) (5)       ($)         Highest (1)     Ratio (2)           Highest (3)
----   ----------   ----------------   -----------   --------------   ----------   ---------------------------
Moderate Growth Strategy (Class 3)
2007    7,269,849   18.60 to 19.08 (6) 137,723,350   1.15% to 2.05%      1.16%     10.14% (9) to 11.14% (7)(9)
2006    6,692,848   16.70 to 17.34     115,418,785   1.40% to 1.95%      0.98%        12.29%  to 12.91%
2005    5,373,257   14.87 to 15.36      82,125,336   1.40% to 1.95%      0.76%         3.73%  to 4.31%
2004    1,716,904   14.34 to 14.73      25,167,840   1.40% to 1.95%      0.26%         3.65%  to 14.01% (7)
2003       17,478   12.58 to 12.82         223,550   1.55% to 1.95%      0.00%      2.09% (4) to  4.06% (4)

Balanced Growth Strategy (Class 3)
2007    5,926,450   17.54 to 18.01 (6) 105,631,927   1.15% to 2.05%      1.86%      8.41% (9) to  9.36% (7)(9)
2006    5,786,033   15.93 to 16.45      94,463,664   1.40% to 1.95%      1.51%         8.87%  to  9.47%
2005    5,135,222   14.64 to 15.03      76,653,458   1.40% to 1.95%      1.31%         3.88%  to  4.46%
2004    1,634,224   14.09 to 14.39      23,311,741   1.40% to 1.95%      1.05%         3.31%  to 11.12% (7)
2003       32,509   12.68 to 12.84         415,754   1.55% to 1.95%      0.00%      2.54% (4) to  3.84% (4)

Conservative Growth Strategy (Class 3)
2007    3,263,638   16.74 to 17.19 (6)  55,818,982   1.15% to 2.05%      2.57%      6.97% (9) to  7.97% (7)(9)
2006    3,299,123   15.37 to 15.84 (6)  52,049,128   1.40% to 1.95%      2.04%         6.54%  to  7.12%
2005    3,032,263   14.43 to 14.78 (6)  44,705,045   1.40% to 1.95%      1.82%         3.50%  to  4.07%
2004    1,159,282   13.94 to 14.21 (6)  16,435,218   1.40% to 1.95%      1.19%         2.39%  to  8.25% (7)
2003        2,500   12.88 to 13.13          32,812   1.55% to 1.95%      0.07%      2.04% (4) to  4.04% (4)

Large Cap Growth Portfolio (Class 3)
2007    4,481,498   10.06 to 10.33 (6)  46,051,907   1.15% to 2.05%      0.00%     10.27% (9) to 11.28% (7)(9)
2006    3,988,505    9.28 to  9.56      37,944,471   1.40% to 1.95%      0.12%        13.49%  to 14.11%
2005    2,938,773    8.18 to  8.38      24,521,219   1.40% to 1.95%      0.00%         2.87%  to 3.43%
2004      885,941    7.95 to  8.10       7,147,072   1.40% to 1.95%      0.00%         6.22%  to 18.22% (7)
2003        7,268    6.73 to  6.82          49,212   1.55% to 1.95%      0.00%      2.17% (4) to  3.53% (4)

Large Cap Composite Portfolio (Class 3)
2007    1,239,119   11.30 to 11.59 (6)  14,301,129   1.15% to 2.05%      0.28%     11.90% (9) to 12.92% (7)(9)
2006    1,084,315    9.91 to 10.30      11,110,980   1.40% to 1.95%      0.50%        11.78%  to 12.40%
2005      806,657    8.87 to  9.16       7,357,615   1.40% to 1.95%      0.00%         3.40%  to 3.96%
2004      297,454    8.58 to  8.81       2,612,628   1.40% to 1.95%      0.01%         4.81%  to 17.06% (7)
2003          309    7.33 to  7.46           2,299   1.55% to 1.95%      0.04%      1.86% (4) to  3.62% (4)

Large Cap Value Portfolio (Class 3)
2007    3,453,198   16.25 to 16.65 (6)  56,682,162   1.15% to 2.05%      0.70%     13.12% (9) to 13.90% (7)(9)
2006    2,972,081   13.67 to 14.41      42,392,753   1.40% to 1.95%      0.72%        14.66%  to 15.29%
2005    2,265,870   11.93 to 12.50      28,080,226   1.40% to 1.95%      0.62%         6.77%  to 7.36%
2004      616,248   11.17 to 11.65       7,114,625   1.40% to 1.95%      0.23%         7.16%  to 22.72% (7)
2003        5,431    9.10 to  9.22          49,751   1.55% to 1.95%      0.01%      3.90% (4) to  5.21% (4)

Mid Cap Growth Portfolio (Class 3)
2007    2,459,478   19.17 to 19.66 (6)  48,033,275   1.15% to 2.05%      0.00%     15.32% (9) to 16.14% (7)(9)
2006    2,289,525   17.68 to 18.17      41,386,023   1.40% to 1.95%      0.00%        29.31%  to 30.02%
2005    1,725,705   13.67 to 13.97 (6)  24,007,901   1.40% to 1.95%      0.00%         1.07%  to  1.63%
2004      543,723   13.53 to 13.75 (6)   7,442,389   1.40% to 1.95%      0.00%         5.73%  to 33.33% (7)
2003        4,200   10.14 to 10.28          43,086   1.55% to 1.95%      0.00%      6.55% (4) to  7.99% (4)

Mid Cap Value Portfolio (Class 3)
2007    2,188,307   26.82 to 27.49 (6)  58,904,382   1.15% to 2.05%      0.44%     17.12% (9) to 18.02% (7)(9)
2006    1,997,371   21.53 to 23.62      46,281,114   1.40% to 1.95%      0.38%        18.96%  to 19.61%
2005    1,492,345   18.10 to 19.75      29,054,970   1.40% to 1.95%      0.22%        13.86%  to 14.49%
2004      398,183   15.90 to 17.25       6,773,706   1.40% to 1.95%      0.16%         9.50%  to 30.24% (7)
2003        3,543   12.21 to 12.42          43,996   1.55% to 1.95%      0.00%      2.81% (4) to  4.60% (4)

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                        At April 30                                 For the Year Ended April 30
       -------------------------------------------   ---------------------------------------------------------
                     Unit Fair Value                  Expense Ratio   Investment          Total Return
                        Lowest to       Net Assets      Lowest to       Income             Lowest to
Year      Units      Highest ($) (5)       ($)         Highest (1)     Ratio (2)           Highest (3)
----   ----------   ----------------   -----------   --------------   ----------   ---------------------------
Small Cap Portfolio (Class 3)
2007    3,074,154   13.47 to 13.79 (6)  42,166,349   1.15% to 2.05%      0.00%     12.27% (9) to 12.97% (7)(9)
2006    2,924,935   12.47 to 12.85      37,438,854   1.40% to 1.95%      0.00%        23.58%  to 24.26%
2005    2,268,515   10.09 to 10.34 (6)  23,377,830   1.40% to 1.95%      0.00%        -0.93%  to -0.38%
2004      677,642   10.19 to 10.38 (6)   7,010,238   1.40% to 1.95%      0.00%         1.57%  to 27.38% (7)
2003        3,121    8.00 to  8.13          25,364   1.55% to 1.95%      0.00%      4.34% (4) to  6.05% (4)

International Equity Portfolio (Class 3)
2007    5,439,653   12.68 to 13.02 (6)  70,282,123   1.15% to 2.05%      0.38%     15.57% (9) to 16.64% (7)(9)
2006    3,978,195   11.05 to 11.38      45,021,340   1.40% to 1.95%      0.30%        31.78%  to 32.51%
2005    2,763,283    8.39 to  8.59      23,626,162   1.40% to 1.95%      1.09%         9.28%  to  9.88%
2004      722,860    7.68 to  7.82       5,629,172   1.40% to 1.95%      0.28%        11.21%  to 33.25% (7)
2003       10,162    5.76 to  5.83          59,092   1.55% to 1.95%      0.00%     -2.09% (4) to -0.89% (4)

Diversified Fixed Income Portfolio (Class 3)
2007    2,802,347   12.09 to 12.38 (6)  34,122,826   1.15% to 2.05%      2.84%      2.36% (9) to  2.81% (7)(9)
2006    3,012,477   11.26 to 11.79      34,930,562   1.40% to 1.95%      2.84%        -2.50%  to -1.96%
2005    2,672,785   11.55 to 12.03      31,684,920   1.40% to 1.95%      3.06%         2.39%  to  2.95%
2004      845,644   11.28 to 11.68       9,739,997   1.40% to 1.95%      1.33%        -0.73%  to -1.08% (7)
2003      151,344   11.40 to 11.42       1,727,262   1.55% to 1.95%      0.00%      2.14% (4) to  2.26% (4)

Cash Management Portfolio (Class 3)
2007    3,452,585   10.84 to 11.07 (6)  37,973,714   1.15% to 2.05%      1.69%      1.47% (9) to  2.03% (7)(9)
2006    1,254,605   10.53 to 10.74      13,390,024   1.40% to 1.95%      0.82%         1.10%  to  1.65%
2005    1,160,549   10.41 to 10.56      12,194,941   1.40% to 1.95%      0.09%        -1.05%  to -0.50%
2004      618,067   10.52 to 10.61       6,541,352   1.40% to 1.95%      0.52%        -0.62%  to -1.97% (7)
2003       23,143   10.74 to 10.75         248,498   1.55% to 1.95%      0.00%     -0.77% (4) to -0.65% (4)

Focus Growth Portfolio (Class 3)
2007    3,933,816    8.14 to  8.35 (6)  32,637,280   1.15% to 2.05%      0.00%     13.49% (9) to 14.53% (7)(9)
2006    3,839,654    7.77 to  8.10      30,961,443   1.40% to 1.95%      0.00%        18.60%  to 19.26%
2005    3,134,538    6.55 to  6.79 (6)  21,200,125   1.40% to 1.95%      0.00%        -5.32%  to -4.80%
2004    1,197,522    6.92 to  7.13 (6)   8,510,091   1.40% to 1.95%      0.00%         3.95%  to 26.03% (7)
2003        1,179    5.49 to  5.59           6,577   1.55% to 1.95%      0.00%      3.00% (4) to  4.86% (4)

Focus Growth and Income Portfolio (Class 3)
2007    3,024,741   11.00 to 11.85      35,214,601   1.15% to 2.05%      0.78%     12.27% (9) to 13.51% (7)(9)
2006    2,736,422   10.11 to 10.51 (6)  28,200,644   1.40% to 1.95%      0.12%        14.87%  to 15.51%
2005    2,458,873    8.80 to  9.10 (6)  21,925,296   1.40% to 1.95%      0.00%         0.01%  to 0.56%
2004    1,023,866    8.80 to  9.05 (6)   9,056,300   1.40% to 1.95%      0.00%         3.49%  to 19.89% (7)
2003       10,294    7.34 to  7.47          76,908   1.55% to 1.95%      0.00%      5.34% (4) to  7.20% (4)

Focus Value Portfolio (Class 3)
2007    2,441,505   19.03 to 19.53 (6)  47,290,138   1.15% to 2.05%      0.24%     13.93% (9) to 14.87% (7)(9)
2006    1,931,692   15.48 to 16.14      30,982,110   1.40% to 1.95%      0.00%        18.39%  to 19.04%
2005    1,526,633   13.07 to 13.56      20,591,059   1.40% to 1.95%      0.63%         9.84%  to 10.45%
2004      449,774   11.90 to 12.28       5,497,137   1.40% to 1.95%      0.00%         5.59%  to 28.97% (7)
2003        1,793    9.23 to  9.37          16,771   1.55% to 1.95%      0.04%      9.36% (4) to 11.01% (4)

Focus TechNet Portfolio (Class 3)
2007    3,356,007    5.27 to  5.73 (6)  17,936,295   1.15% to 2.05%      0.00%      8.97% (9) to  9.48% (7)(9)
2006    3,520,360    5.19 to  5.38 (6)  19,308,090   1.40% to 1.95%      0.00%        29.24%  to 29.95%
2005    2,656,623    4.02 to  4.14 (6)  11,262,544   1.40% to 1.95%      0.00%        -4.11%  to -3.55%
2004    1,038,166    4.19 to  4.29       4,580,878   1.40% to 1.95%      0.00%        11.26%  to 51.38% (7)
2003          127    2.77 to  2.81             354   1.55% to 1.95%      0.00%     14.71% (4) to 16.36% (4)

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

                        At April 30                                 For the Year Ended April 30
       -------------------------------------------   ---------------------------------------------------------
                     Unit Fair Value                  Expense Ratio   Investment           Total Return
                        Lowest to       Net Assets      Lowest to       Income              Lowest to
Year      Units      Highest ($) (5)       ($)         Highest (1)     Ratio (2)            Highest (3)
----   ----------   ----------------   -----------   --------------   ----------   ---------------------------
Allocation Moderate Portfolio (Class 3)
2007   14,047,507   11.86 to 12.06     168,505,737   1.15% to 2.05%      0.00%     9.47% (9) to 10.58% (7)(9)
2006    6,902,373   10.89 to 10.97      75,547,043   1.40% to 1.95%      1.16%       12.54%  to 13.16%
2005      906,466    9.68 to  9.69       8,781,684   1.40% to 1.95%      0.00%     -3.20%(8) to -3.09%(8)
2004           --               --              --              --         --                      --
2003           --               --              --              --         --                      --

Allocation Moderate Growth Portfolio (Class 3)
2007   21,715,335   12.25 to 12.44     268,747,357   1.15% to 2.05%      0.00%     11.26% (9) to 12.22% (7)(9)
2006    9,886,182   11.15 to 11.22     110,723,237   1.40% to 1.95%      0.85%         15.81% to 16.45%
2005      753,392    9.63 to  9.64       7,258,771   1.40% to 1.95%      0.00%      -3.74%(8) to -3.62%(8)
2004           --               --              --              --         --                      --
2003           --               --              --              --         --                      --

Allocation Growth Portfolio (Class 3)
2007   14,573,917   12.67 to 12.85     186,305,942   1.15% to 2.05%      0.00%     12.93% (9) to 13.79% (7)(9)
2006    6,179,665   11.42 to 11.50      70,929,729   1.40% to 1.95%      0.46%         19.44% to 20.10%
2005      793,312    9.56 to  9.58 (6)   7,594,005   1.40% to 1.95%      0.00%     -4.35% (8) to -4.24%(8)
2004           --               --              --              --         --                       --
2003           --               --              --              --         --                       --

Allocation Balanced Portfolio (Class 3)
2007    6,854,382   11.45 to 11.62      79,361,564   1.15% to 2.05%      0.00%      7.75% (9) to  8.62% (7)(9)
2006    3,942,190   10.62 to 10.69      42,060,300   1.40% to 1.95%      1.48%          9.09% to  9.68%
2005      818,684    9.74 to  9.75       7,979,266   1.40% to 1.95%      0.00%      -2.62%(8) to -2.51%(8)
2004           --               --              --              --         --                      --
2003           --               --              --              --         --                      --

Strategic Fixed Income Portfolio (Class 3)
2007    2,172,149   10.80 to 10.99      23,749,299   1.15% to 2.05%      3.91%     4.30% (9) to  5.37% (7)(9)
2006      977,564   10.14 to 10.22       9,971,624   1.40% to 1.95%      2.80%         5.05% to  5.69%
2005      271,085    9.65 to  9.67       2,620,058   1.40% to 1.95%      0.00%     -3.45%(8) to -3.26%(8)
2004           --               --              --              --         --                      --
2003           --               --              --              --         --                      --

(1) These amounts represent the annualized contract expenses of the variable account, consisting of mortality and expense charges and distribution charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and distribution charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. In 2004, the Separate Account adopted SOP 03-5, Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies (the "SOP"). In accordance with the SOP, the total return range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year. Prior to 2004, the total return range of minimum and maximum values was calculated independently of the product groupings that produced the lowest and highest expense ratio.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

6.   UNIT VALUES (Continued)

(4)  For the period from November 11, 2002 (inception) to April 30, 2003.

(5) In 2004, in accordance with the SOP, the unit fair value range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions. Prior to 2004, the unit fair value range of minimum and maximum values was calculated independently of the product grouping that produced the lowest and highest expense ratio.

(6) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(7) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(8)  For the period from February 14, 2005 (inception) to April 30, 2005.

(9)  For the period from September 5, 2006 (inception) to April 30, 2007.